SCHEDULE 14 C

INFORMATION STATEMENT PURSUANT TO SECTION 14 (C)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box: [ ] Preliminary information statement [X] Definitive information statement Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

STERLING MEDIA CAPITAL GROUP, INC.

(NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required. [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11. (1) Title of each class of securities to which transaction applies: Not Applicable -------------- (2) Aggregate number of securities to which transaction applies: Not Applicable -------------- (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable -------------- (4) Proposed maximum aggregate value of transaction: Not Applicable -------------- (5) Total fee paid: Not Applicable -------------- [ ] Fee paid previously with preliminary materials.
[	] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: Not Applicable -------------- (2) Form, Schedule or Registration Statement No.: Not Applicable -------------- (3) Filing Party: Not Applicable -------------- (4) Date Filed: Not Applicable -------------- [GRAPHIC OMITTED]

STERLING MEDIA CAPITAL GROUP, INC.

INFORMATION STATEMENT RELATING TO THE REINCORPORATION IN NEVADA BY THE MERGER OF

STERLING MEDIA CAPITAL GROUP, INC.

(A PENNSYLVANIA CORPORATION) INTO

STERLING CAPITAL INVESTMENT GROUP, INC.

(A NEVADA CORPORATION) STERLING MEDIA CAPITAL GROUP, INC. 4570 Westgrove Drive, Suite 220 Addison, Texas 75001 (972) 248-4411 [GRAPHIC OMITTED]

November 15, 2000

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

DEAR SHAREHOLDER: NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Sterling Media Capital Group, Inc., a Pennsylvania corporation (the "Company"), will be held on December 12, 2000 at 9:00 a.m. at the Company headquarters located at 4570 Westgrove Drive, Suite 220, Addison, Texas 75001 for the purpose of a Reincorporation of Sterling Media Capital Group, Inc., a Pennsylvania corporation (the "Company"), in Nevada through a merger of the Company into Sterling Capital Investment Group, Inc., a newly formed wholly-owned Nevada subsidiary of the Company ("Sterling Capital Nevada") with Sterling Capital Nevada surviving the merger. The Reincorporation is intended to be effected on December 12, 2000 and will result in: (i) the Company's name remaining be changed to "Sterling Capital Investment Group, Inc.,"

        (ii) your shares of Series A common stock of the Company being converted into the right to receive one share of common stock of Sterling Capital Nevada for each one share of common stock of the Company owned by you as of the record date of the Reincorporation,

(iii) the persons serving presently as officers and directors of Sterling Media Capital Group, Inc. to serve in their respective capacities after the Reincorporation, and

        (iv) the Articles of Incorporation of the Sterling Capital Nevada authorizing the issuance of 90,000,000 shares of common stock and 10,000,000 shares of preferred stock.

See "Principal Reasons for Reincorporation." Certain officers, directors and affiliates of the Company own a majority of the outstanding voting stock of the Company and have advised the Company that they intend to vote in favor of the Reincorporation. Consequently, the Reincorporation will be approved at the meeting of stockholders regardless of whether other stockholders vote in favor of or against the Reincorporation. Subchapter D of Chapter 15 of the Pennsylvania BCL gives shareholders, who have not consented to the reincorporation, the right to be paid in cash the fair value of their Company Stock as determined by the Board of Directors of the Company. In order to receive cash payment for Company Stock a dissenting shareholder must comply with the procedures specified by Subchapter D of Chapter 15 of the Pennsylvania BCL. See "Rights of Dissenting Shareholders." The Board of Directors has determined the fair value of each share of Series A Common Stock to be $.03 per share. The determination of the per share fair value was computed as of July 6, 2000, the day before the Majority Holders approved the Reincorporation. In addition, the Board of Directors has approved and the Majority Holders, who following the Merger and Reincorporation will own a majority of the outstanding voting stock of Sterling Capital Nevada, have indicated their intention to, immediately following the Effective Date, approve and adopt by written consent, the Sterling Media Capital Group, Inc. 2000 Directors and Employees Stock Option and Stock Award Plan (the "Plan"). The purpose of the Plan is to maintain the ability of the Company and its subsidiaries to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the Company and its subsidiaries. The Company urges you to follow the instructions set forth in the enclosed Information Statement under the section entitled "Reincorporation in Nevada -- How to Exchange Company Certificates for Sterling Capital Nevada Certificates" to surrender the Company Certificate(s) representing your shares for certificates representing shares of common stock of Sterling Capital Nevada. If you wish to dissent and obtain payment of the fair value of your shares, you must file with the Company, prior to the meeting, a written notice of intention to demand that you be paid the fair value of your shares to the following address: The Board of Directors Sterling Media Capital Group, Inc. 4570 Westgrove Drive, Suite 220 Addison, Texas 75001 By order of the Board of Directors Sincerely, /s/Paul A. Nussbaum -------------------------------------------- Paul A. Nussbaum, Chairman and Chief Executive Officer STERLING MEDIA CAPITAL GROUP, INC. 4570 Westgrove Drive, Suite 220 Addison, Texas 75001 (972) 248-4411 [GRAPHIC OMITTED] November 15, 2000

INFORMATION STATEMENT

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held December 12, 2000

This Information Statement is being furnished to holders of the Class A common stock, no par value (the "Company Common Stock"), of Sterling Media Capital Group, Inc., a Pennsylvania corporation (the "Company"), to inform the holders of a special meeting of stockholders called by the board of directors of the Company to be held at 4570 Westgrove Drive, Suite 220, Addison, Texas 75001 at 9:00 A.M. local time on the 5th day of December, 2000, and at any and all postponements, continuations or adjournments thereof (collectively the "Meeting"). The board of directors of the Company (the "Board of Directors") and holders of shares representing a majority of the voting rights (the "Majority Holders") of the outstanding shares of Company Common Stock have authorized, by written consent dated July 7, 2000, the Reincorporation of the Company in Nevada (the "Reincorporation") to be effected as soon as practicable after the Meeting (the "Effective Date"). The close of business on November 15, 2000 has been fixed by the Board of Directors as the record date for determining the stockholders of the Company entitled to notice of the Meeting. ---------------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT IS NOT ASKING FOR YOUR PROXY AND YOU ARE

REQUESTED NOT TO SEND US YOUR PROXY

--------------------------------------------------------------------------------------------------------------------------------------- The Reincorporation will be accomplished by a merger (the "Merger"), on the Effective Date, of the Company into Sterling Media Capital Group, Inc., a newly formed wholly owned Nevada subsidiary of the Company ("Sterling Capital Nevada"), pursuant to an Agreement and Plan of Merger (the "Plan of Merger") between the Company and Sterling Capital Nevada dated July 7, 2000, with Sterling Capital Nevada surviving the merger. In the Merger, holders of Company Common Stock will receive one share of common stock of Sterling Capital Nevada, par value $.001, ("Sterling Capital Nevada Common Stock") for each one share of Company Common Stock owned by each such holder as of the day preceding the Effective Date of the Merger with any resulting fractional Sterling Capital Nevada Common Stock interests being canceled in exchange for one whole share of Sterling Media Common Stock. No certificates for fractional shares of Sterling Capital Nevada Common Stock will be issued and all such fractional shares of Sterling Capital Nevada Common Stock interests will be canceled. Holders of such fractional interests will have only the right to receive one whole share of Sterling Capital Nevada Common Stock for such interests. Enclosed herewith is a form letter of transmittal with instructions for effecting the surrender of the certificate or certificates which immediately prior to the Effective Date represented issued and outstanding shares of Company Common Stock ("Company Certificates"), in exchange for certificates representing Sterling Capital Nevada Common Stock ("Sterling Capital Nevada Certificates"). Upon surrender of a Company Certificate for cancellation to Sterling Capital Nevada together with a duly executed letter of transmittal, the holder of such Company Certificate will, subject to the restrictions applicable to fractional shares, be entitled to receive, as soon as practicable after the Effective Date, in exchange therefor a Sterling Capital Nevada Certificate representing that number of shares of Sterling Capital Nevada Common Stock into which the shares of Company Common Stock theretofore represented by the Company Certificate so surrendered will have been converted pursuant to the provisions of the Plan of Merger, and the Company Certificate so surrendered will forthwith be canceled. The Reincorporation will also result in (i) Sterling Capital Nevada being governed by Nevada law and the Nevada Articles of Incorporation, which may grant officers and directors greater protection from personal liability than Pennsylvania law and the Pennsylvania Articles of Incorporation and provides anti-takeover protections that may not be available under Pennsylvania law and (ii) the officers and directors of the Company as constituted immediately prior to the Merger becoming the officers and directors of Sterling Capital Nevada, which will result in the persons who are currently directors of the Company being on the board of directors of Sterling Capital Nevada (the "New Board of Directors") and the officers of Sterling Capital Nevada being the persons who are currently officers of the Company. See "Reincorporation in Nevada--Officers and Directors." In addition to authorizing the Reincorporation, the Board of Directors has approved and the Majority Holders, who following the Merger and Reincorporation will own a majority of the outstanding voting stock of Sterling Capital Nevada, have indicated their intention to, immediately following the Effective Date, approve and adopt by written consent, the Sterling Media Capital Group, Inc. 2000 Directors and Employees Stock Option and Stock Award Plan (the "Plan"). The purpose of the Plan is to maintain the ability of the Company and its subsidiaries to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the Company and its subsidiaries. The Plan will permit the New Board of Directors or a special committee of the New Board of Directors to award four types of stock incentives to directors, officers, consultants and certain key employees of Sterling Capital Nevada. Such discretionary stock incentives could include stock options, stock appreciation rights, unrestricted stock and "restricted" stock. See "The Sterling Media Capital Group, Inc. 2000 Directors and Employees Stock Option and Stock Award Plan." The purpose of this Information Statement is to inform holders of Company Common Stock who have not given the Company their written Consent to the foregoing corporate actions of such actions and their effects. See "Rights of Dissenting Shareholders." As of November 1, 2000, 90,000,000 shares of Company Common Stock were issued and outstanding and 3,535,538 shares of Series A Convertible Preferred Stock were issued and outstanding. Attached hereto as Exhibit "D" is a copy of the Company's Periodic Report on Form 8-K filed July 24, 2000. Also attached hereto as Exhibit "E" is a copy of the Company's Amended Periodic Report on Form 8-K filed July 28, 2000.

REINCORPORATION IN NEVADA

The following discussion summarizes certain aspects of the Reincorporation of the Company in Nevada. This summary is not intended to be complete and is subject to, and qualified in its entirety by reference to the Plan of Merger between the Company and Sterling Capital Nevada, a copy of which is attached hereto as Exhibit "A," and the Articles of Incorporation of Sterling Capital Nevada (the "Nevada Articles"), a copy of which is attached hereto as Exhibit "B." Copies of the Articles of Incorporation and the By-Laws of the Company (the "Pennsylvania Articles" and the "Pennsylvania By-Laws," respectively) and the By-Laws of Sterling Capital Nevada (the "Nevada By-Laws") are available for inspection at the principal office of the Company and copies will be sent to shareholders upon request.

Principal Reasons for Reincorporation

The Board of Directors believes that the Reincorporation will give the Company a greater measure of flexibility and simplicity in corporate governance than is available under Pennsylvania law and will increase the marketability of the Company's securities. The State of Nevada is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Nevada or have changed their corporate domiciles to Nevada in a manner similar to that proposed by the Company. Consequently, the Nevada judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Nevada law. Nevada corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to the Company's corporate legal affairs. For these reasons, the Board of Directors believes that the Company's business and affairs can be conducted to better advantage if the Company is able to operate under Nevada law. see "Certain Significant Differences between the Corporation Laws of Nevada and Pennsylvania."

Principal Features of the Reincorporation

The Reincorporation will be effected by the merger of the Company, a Pennsylvania corporation, with and into, Sterling Capital Nevada, a wholly-owned subsidiary of the Company that was incorporated on September 27, 2000 under the Nevada Revised Statutes (the "Nevada Revised Statutes") for the sole purpose of effecting the Reincorporation. The Reincorporation will become effective upon the filing of the requisite merger documents in Nevada and Pennsylvania, which filings will occur on the Effective Date, December 12, 2000 or as soon as practicable thereafter. Following the Merger, Sterling Capital Nevada will be the surviving corporation and will operate under the name "Sterling Media Capital Group, Inc." On the Effective Date, (i) each one outstanding share of Company Common Stock, no par value, shall be converted into one share of Sterling Capital Nevada Common Stock, $.001 par value, (ii) any fractional shares of Sterling Capital Nevada Common Stock that a holder of shares of Company Common Stock would otherwise be entitled to receive upon exchange of his Company Common Stock will be canceled with the holder thereof being entitled to receive one whole share of common stock of Sterling Capital Nevada Common Stock, and (iii) each outstanding share of Sterling Capital Nevada Common Stock held by the Company shall be retired and canceled and shall resume the status of authorized and unissued Sterling Capital Nevada Stock. No certificates or scrip representing fractional shares of Sterling Capital Nevada Common Stock will be issued upon the surrender for exchange of Company Common Stock and no dividend or distribution of Sterling Capital Nevada shall relate to any fractional share, and no fractional Sterling Capital Nevada Common Stock interest will entitle the owner thereof to vote or to any right of a stockholder of Sterling Capital Nevada. In lieu thereof, the Exchange Agent will issue to each holder otherwise entitled to a fractional share of Sterling Capital Nevada Common Stock one whole share of common stock of Sterling Capital Nevada. At the Effective Date, Sterling Capital Nevada will be governed by the Nevada Articles, the Nevada By-Laws and the Nevada Revised Statutes, which include a number of provisions that are not present in, the Pennsylvania Articles, the Pennsylvania By-Laws or the Pennsylvania Consolidated Statutes Annotated (the "Pennsylvania BCL"). Accordingly, as described below, a number of significant changes in shareholders' rights will be effected in connection with the Reincorporation, some of which may be viewed as limiting the rights of shareholders. In particular, the Nevada Articles includes a provision authorized by the Nevada Revised Statutes that would limit the liability of directors to Sterling Capital Nevada and its stockholders for breach of fiduciary duties. The Nevada Articles will provide directors and officers with modern limited liability and indemnification rights authorized by the Nevada Revised Statutes. The Board of Directors believes that these provisions will enhance its ability to attract and retain qualified directors and encourage them to continue to make entrepreneurial decisions on behalf of Sterling Capital Nevada. Accordingly, implementation of these provisions has been included as part of the Reincorporation. The Company believed that the Reincorporation will contribute to the long-term quality and stability of the Company's governance. The Board of Directors has concluded that the benefit to shareholders of improved corporate governance from the Reincorporation outweighs any possible adverse effects on shareholders of reducing the exposure of directors to liability and broadening director indemnification rights. Upon consummation of the Merger, the daily business operations of Sterling Capital Nevada will continue as they are presently conducted by the Company, at the Company's principal executive offices at 4570 Westgrove Drive, Suite 220, Addison, Texas 75001 and its telephone number is (972) 248-4411. The authorized capital stock of Sterling Capital Nevada will consist of 90,000,000 shares of Sterling Capital Nevada Common Stock, par value $.001 per share, and 10,000,000 shares of preferred stock, $.001 par value per share (the "Preferred Stock"). The Preferred Stock will be issuable in series by action of the New Board of Directors. The New Board of Directors will be authorized, without further action by the stockholders, to fix the designations, powers, preferences and other rights and the qualifications, limitations or restrictions of the unissued Preferred Stock including shares of Preferred Stock having preferences and other terms that might discourage takeover attempts by third parties. The New Board of Directors will consist of those persons presently serving on the board of directors of the Company. The individuals who will serve as executive officers of Sterling Capital Nevada are those who currently serve as executive officers of the Company. Such persons and their respective terms of office are set forth below under the caption "Reincorporation in Nevada - Officers and Directors." Pursuant to the terms of the Plan of Merger, the Merger may be abandoned by the Board of Directors of the Company and Sterling Capital Nevada at any time prior to the Effective Date. In addition, the Board of Directors of the Company may amend the Plan of Merger at any time prior to the Effective Date provided that any amendment made may not, without approval by the Majority Holders, alter or change the amount or kind of Sterling Capital Nevada Common Stock to be received in exchange for or on conversion of all or any of the Company Common Stock, alter or change any term of the Nevada Articles or alter or change any of the terms and conditions of the Plan of Merger if such alteration or change would adversely affect the holders of Company Common Stock.

How to Exchange Company Certificates for Sterling Capital Nevada Certificates

Enclosed are (i) a form letter of transmittal and (ii) instructions for effecting the surrender of the Company Certificates in exchange for Sterling Capital Nevada Certificates. Upon surrender of a Company Certificate for cancellation to Sterling Capital Nevada, together with a duly executed letter of transmittal, the holder of such Company Certificate shall, as soon as practicable following the Effective Date, be entitled to receive in exchange therefor a Sterling Capital Nevada Certificate representing that number of whole shares of Sterling Capital Nevada Common Stock into which the Company Common Stock theretofore represented by the Company Certificate so surrendered have been converted in the Merger and the Company Certificate so surrendered will be canceled. Because of the Reincorporation in Nevada as a result of the Merger, holders of Company Common are not required to exchange their Company Certificates for Sterling Capital Nevada Certificates. Dividends and other distributions declared after the Effective Date with respect to Sterling Capital Nevada Common Stock and payable to holders of record thereof after the Effective Date will be paid to the holder of any unsurrendered Company Certificate with respect to the shares of Sterling Capital Nevada Common Stock, which by virtue of the Merger are represented thereby and such holder will be entitled to exercise any right as a holder of Sterling Capital Nevada Common Stock, until such holder has surrendered the Company Certificate.

Capitalization

The authorized capital of the Company, prior to the Effective Date, consisted of 90,000,000 shares of Company Common Stock and 10,000,000 shares of Preferred stock, both without par value. The authorized capital of Sterling Capital Nevada, which will be the authorized capital of the Company after the Reincorporation, consists of 90,000,000 shares of Sterling Capital Nevada Common Stock and 10,000,000 shares of Preferred Stock. After the Merger, Sterling Capital Nevada will have outstanding approximately 17,352,349 shares of Sterling Capital Nevada Common Stock and no shares of Preferred Stock if no additional shares of Company Preferred Stock are issued prior to the Effective Date. Approximately 2,433,293 shares of Sterling Capital Nevada Common Stock have been reserved for issuance under certain convertible notes and option agreements. Fifteen percent (15%) of the issued and outstanding shares of Sterling Capital Nevada Common Stock will be reserved for issuance under the Sterling Media Capital Group, Inc. 2000 Directors and Employees Stock Option and Stock Award Plan. Accordingly, on the Effective Date, the New Board of Directors will have available approximately 70,214,358 shares of Sterling Capital Nevada Common Stock, and 10,000,000 shares of Preferred Stock which are authorized but presently unissued and unreserved, and which will be available for issuance from time to time in connection with, acquisitions of other companies and other corporate purposes. The Reincorporation will not affect total stockholder equity or total capitalization of the Company. The New Board of Directors may in the future authorize, without further stockholder approval, the issuance of such shares of Sterling Capital Nevada Common Stock or Preferred Stock to such persons and for such consideration upon such terms as the New Board of Directors determines. Such issuance could result in a significant dilution of the voting rights and, possibly, the stockholders' equity of then existing stockholders. There are no present plans, understandings or agreements, and the Company is not engaged in any negotiations that will involve the issuance of the Preferred Stock to be authorized. However, the New Board of Directors believes it prudent to have shares of Preferred Stock available for such corporate purposes as the New Board of Directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future. It should be recognized that the issuance of additional authorized Sterling Capital Nevada Common Stock (or Preferred Stock, the terms and conditions of which including voting and conversion rights, may be set at the discretion of the Board of Directors) may have the effect of deterring or thwarting persons seeking to take control of Sterling Capital Nevada through a tender offer, proxy fight or otherwise or to bring about removal of incumbent management or a corporate transaction such as merger. For example, the issuance of Sterling Capital Nevada Common Stock or Preferred Stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult. Significant Changes In The Company's Charter And By-laws To Be Implemented By The Reincorporation Change of Corporate Name. The Reincorporation will effect a change in the Company's name. The name will be changed to "Sterling Capital Investment Group, Inc." The Board of Directors believes that this corporate name is in the best interests of the Company and its shareholders and that the new name reflects the nature of the Company's present business. Limitation of Liability. The Nevada Articles contain a provision limiting or eliminating, with certain exceptions, the liability of directors to Sterling Capital Nevada and its shareholders for monetary damages for breach of their fiduciary duties. The Pennsylvania Articles contains no similar provision. The Board of Directors believes that such provision will better enable Sterling Capital Nevada to attract and retain as directors responsible individuals with the experience and background required to direct Sterling Capital Nevada's business and affairs. It has become increasingly difficult for corporations to obtain adequate liability insurance to protect directors from personal losses resulting from suits or other proceedings involving them by reason of their service as directors. Such insurance is considered a standard condition of directors' engagement. However, coverage under such insurance is no longer routinely offered by insurers and many traditional insurance carriers have withdrawn from the market. To the extent such insurance is available, the scope of coverage is often restricted, the dollar limits of coverage are substantially reduced and the premiums have risen dramatically. At the same time directors have been subject to substantial monetary damage awards in recent years. Traditionally, courts have not held directors to be insurers against losses a corporation may suffer as a consequence of directors' good faith exercise of business judgment, even if, in retrospect the directors' decision was an unfortunate one. In the past, directors have had broad discretion to make decisions on behalf of the corporation under the "business judgment rule." The business judgment rule offers protection to directors who, after reasonable investigation, adopt a course of action that they reasonably and in good faith believe will benefit the corporation, but which ultimately proves to be disadvantageous. Under those circumstances, courts have typically been reluctant to subject directors' business judgments to further scrutiny. Some recent court cases have, however, imposed significant personal liability on directors for failure to exercise an informed business judgment with the result that the potential exposure of directors to monetary damages has increased. Consequently legal proceedings against directors relating to decisions made by directors on behalf of corporations have significantly increased in number, cost of defense and level of damages claimed. Whether or not such an action is meritorious, the cost of defense can be well beyond the personal resources of a director. The Nevada General Assembly considered such developments a threat to the quality and stability of the governance of Nevada corporations because of the unwillingness of directors, in many instances, to serve without the protection which insurance traditionally has provided and because of the deterrent effect on entrepreneurial decision making by directors who do serve without the protection of traditional insurance coverage. In response, in 1986 the Nevada General Assembly adopted amendments to the Nevada Revised Statutes which permit a corporation to include in its charter a provision to limit or eliminate, with certain exceptions, the Personal liability Of Directors to a corporation and its shareholders for monetary damages for breach of their fiduciary duties. Similar charter provisions limiting a director's liability are not permitted under Pennsylvania law. The Board of Directors believes that the limitation on directors' liability permitted under Nevada law will assist Sterling Capital Nevada in attracting and retaining qualified directors by limiting directors' exposure to liability. The Reincorporation proposal will implement this limitation on liability of the directors of Sterling Capital Nevada, inasmuch as Article Fifteen of the Nevada Articles provide that to the fullest extent that the Nevada Revised Statutes now or hereafter permits the limitation or elimination of the liability of directors, no director will be liable to Sterling Capital Nevada or its stockholders for monetary damages for breach of fiduciary duty. Under such provision, Sterling Capital Nevada's directors will not be liable for monetary damages for acts or omissions occurring on or after the Effective Date of the Reincorporation, even if they should fail through negligence or gross negligence, to satisfy their duty of care (which requires directors to exercise informed business judgment in discharging their duties). Article Fifteen would not limit or eliminate any liability of directors for acts or omissions occurring prior to the Effective Date. As provided under Nevada law, Article Fifteen cannot eliminate or limit the liability of directors for breaches of their duty of loyalty to Sterling Capital Nevada; acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, paying a dividend or effecting a stock repurchase or redemption which is illegal under the Nevada Revised Statutes, or transactions from which a director derived an improper personal benefit. Further, Article Fifteen would not affect the availability of equitable remedies, such as an action to enjoin or rescind a transaction involving a breach of a director's duty of care. Article Fifteen pertains to breaches of duty by directors acting as directors and not to breaches of duty by directors acting as officers (even if the individual in question is also a director). In addition, Article Fifteen would not affect a director's liability to third parties or under the federal securities laws. Article Fifteen is worded to incorporate any future statutory revisions limiting directors' liability. It provides, however, that no amendment or repeal of its provision will apply to the liability of a director for any acts or omissions occurring prior to such amendment or repeal, unless such amendment has the affect of further limiting or eliminating such liability. The Company has not received notice of any lawsuit or other proceeding to which Article Fifteen might apply. In addition, Article Fifteen is not being included in the Nevada Articles in response to any director's resignation or any notice of an intention to resign. Accordingly, the Company is not aware of any existing circumstances to which Article Fifteen might apply. The Board of Directors recognizes that Article Fifteen may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter stockholders from instituting litigation against directors for breach of their duty of care, even though such an action, if successful, might benefit Sterling Capital Nevada and its shareholders. However, given the difficult environment and potential for incurring liabilities currently facing directors of publicly held corporations, the Board of Directors believes that Article Fifteen is in the best interests of Sterling Capital Nevada and its stockholders, since it should enhance Sterling Capital Nevada's ability to retain highly qualified directors and reduce a possible deterrent to entrepreneurial decision making. In addition, the Board of Directors believes that Article Fifteen may have a favorable impact over the long term on the availability, cost, amount and scope of coverage of directors' liability insurance, although there can be no assurance of such an effect. Article Fifteen may be viewed as limiting the rights of stockholders, and the broad scope of the indemnification provisions of Sterling Capital Nevada's could result in increased expense to Sterling Capital Nevada. The Company believes, however, that these provisions will provide a better balancing of the legal obligations of, and protections for, directors and will contribute to the quality and stability of Sterling Capital Nevada's governance. The Board of Directors has concluded that the benefit to stockholders of improved corporate governance outweighs any possible adverse effects on stockholders of reducing the exposure of directors to liability and broadening indemnification rights. Because Article Fifteen deals with the potential liability of directors, the members of the Board of Directors may be deemed to have a personal interest in effecting the Reincorporation. Indemnification. The Nevada Revised Statutes authorize broad indemnification rights which corporations may provide to their directors, officers and other corporate agents. The Pennsylvania BCL also contains broad indemnification provisions. The Nevada Articles reflect the provisions of Nevada law, as amended, and, as discussed below, provide broad rights to indemnification. In recent years, investigations, actions, suits and proceedings, including actions, suits and proceedings by or in the right of a corporation to procure a judgment in its favor (referred to together as "proceedings"), seeking to impose liability on, or involving as witnesses, directors and officers of publicly-held corporations have become increasingly common. Such proceedings are typically very expensive, whatever their eventual outcome. In view of the costs and uncertainties of litigation in general it is often prudent to settle proceedings in which claims against a director or officer are made. Settlement amounts, even if material to the corporation involved and minor compared to the enormous amounts frequently claimed, often exceed the financial resources of most individual defendants. Even in proceedings in which a director or officer is not named as a defendant he may incur substantial expenses and attorneys' fees if he is called as a witness or otherwise becomes involved in the proceeding. Although the Company's directors and officers have not incurred any liability or significant expense as a result of any proceeding to date the potential for substantial loss does exist. As a result, an individual may conclude that the potential exposure to the costs and risks of proceedings in which he may become involved may exceed any benefit to him from serving as a director or officer of a public corporation. This is particularly true for directors who are not also officers of the corporation. The increasing difficulty and expense of obtaining directors' and officers' liability insurance discussed above has compounded the problem. The broad scope of indemnification now available under Nevada law will permit Sterling Capital Nevada to continue to offer its directors and officers greater protection against these risks. The Board of Directors believes that such protection is reasonable and desirable in order to enhance Sterling Capital Nevada's ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of Sterling Capital Nevada with regard to the best interests of Sterling Capital Nevada and its stockholders. The Nevada Articles are quite different from the Pennsylvania Articles and require indemnification of Sterling Capital Nevada's directors and officers to the fullest extent permitted under applicable law as from time to time in affect, with respect to expenses, liability or loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by any person in connection with any actual or threatened proceeding by reason of the fact that such person is or was a director or officer of Sterling Capital Nevada or is or was serving at the request of Sterling Capital Nevada as a director or officer of another corporation or of a partnership, joint venture; trust, employee benefit plan or other enterprise at the request of Sterling Capital Nevada. The right to indemnification includes the right to receive payment of expenses in advance of the final disposition of such proceeding; consistent with applicable law from time to time in effect; provided, however, that if the Nevada Revised Statutes requires the payment of such expenses in advance of the final disposition of a proceeding, payment shall be made only if such person undertakes to repay Sterling Capital Nevada if it is ultimately determined that he or she was not entitled to indemnification. Directors and officers would not be indemnified for lose, liability or expenses incurred in connection with proceedings brought against such persons otherwise than in the capacities in which they serve Sterling Capital Nevada. Under the Nevada Revised Statutes Sterling Capital Nevada may, although it has no present intention to do so, by action of the New Board of Directors, provide the same indemnification to its employees, agents, attorneys and representatives as it provides to its directors and officers. The Nevada Articles provide that such practices are not exclusive of any other rights to which persons seeking indemnification may otherwise be entitled under any agreement or otherwise. The Nevada Articles specify that the right to indemnification is a contract right. The Nevada Articles also provide that a person seeking indemnification from Sterling Capital Nevada may bring suit against Sterling Capital Nevada to recover any and all amounts entitled to such person provided that such person has filed a written claim with Sterling Capital Nevada has failed to pay such claim within thirty days of receipt thereof. In addition, Sterling Capital Nevada authorize Sterling Capital Nevada to purchase and maintain indemnity insurance, if it so chooses to guard against future expense. The Nevada Articles provide for payment of all expenses incurred, including those incurred to defend against a threatened proceeding. Additionally, the Nevada Articles provide that indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. The Nevada also provide that to the extent any director or officer who is, by reason of such a position, a witness in any proceeding, he or she shall be indemnified for all reasonable expenses incurred in connection therewith. Under Nevada law, as with Pennsylvania law, rights to indemnification and expenses need not be limited to those provided by statute. As a result, under Nevada law and the Nevada Articles, Sterling Capital Nevada will be permitted to indemnity its directors and officers, within the limits established by law and public policy, pursuant to an express contract, a by-law provision, a stockholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under the Pennsylvania Articles or expressly provided for under Pennsylvania or Nevada law. Insofar as the Nevada Articles provide indemnification to directors or officers for liabilities arising under the Securities Act of 1933, it is the position of the Securities and Exchange Commission that such indemnification would be against public policy as expressed in such statute and, therefore, unenforceable. The Board of Directors recognizes that Sterling Capital Nevada may in the future be obligated to incur substantial expense as a result of the indemnification rights conferred under the Nevada Articles, which are intended to be as broad as possible under applicable law. Because directors of Sterling Capital Nevada may personally benefit from the indemnification provisions of Sterling Capital Nevada , the members of the Board of Directors may be deemed to have a personal interest in the effectuation of the Reincorporation.

Defenses Against Hostile Takeovers

Introduction. While the following discussion summarizes the reasons for, and the operation and effects of, certain provisions of the Company's Articles of Incorporation which management has identified as potentially having an anti-takeover effect, it is not intended to be a complete description of all potential anti-takeover effects, and it is qualified in its entirety by reference to the Company's Articles of Incorporation and Bylaws. In general, the anti-takeover provisions of the Company's Articles of Incorporation are designed to minimize the Company's susceptibility to sudden acquisitions of control which have not been negotiated with and approved by the Company's Board of Directors. As a result, these provisions may tend to make it more difficult to remove the incumbent members of the Board of Directors. The provisions would not prohibit an acquisition of control of the Company or a tender offer for all of the Company's capital stock. The provisions are designed to discourage any tender offer or other attempt to gain control of the Company in a transaction that is not approved by the Board of Directors, by making it more difficult for a person or group to obtain control of the Company in a short time and then impose its will on the remaining stockholders. However, to the extent these provisions successfully discourage the acquisition of control of the Company or tender offers for all or part of the Company's capital stock without approval of the Board of Directors, they may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests. Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price of a company's stock. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of the company's stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price. These provisions may therefore decrease the likelihood that a tender offer will be made, and, if made, will be successful. As a result, the provisions may adversely affect those stockholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the Board of Directors, whether or not stockholders deem such transactions to be in their best interests. Authorized Shares of Capital Stock. The Company's Articles of Incorporation authorizes the issuance of up to 10,000,000 shares of serial preferred stock. Shares of the Company's serial preferred stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition. This preferred stock, together with authorized but unissued shares of Common Stock (the Articles of Incorporation authorizes the issuance of up to 90,000,000 shares), could represent additional capital stock required to be purchased by an acquiror. Issuance of such additional shares may dilute the voting interest of the Company's stockholders. If the Board of Directors of the Company determined to issue an additional class of voting preferred stock to a person opposed to a proposed acquisition, such person might be able to prevent the acquisition single-handedly. Stockholder Meetings. Nevada law provides that the annual stockholder meeting may be called by a corporation's board of directors or by such person or persons as may be authorized by a corporation's articles of incorporation or bylaws. The Company's Articles of Incorporation provide that annual stockholder meetings may be called only by the Company's Board of Directors or a duly designated committee of the Board. Although the Company believes that this provision will discourage stockholder attempts to disrupt the business of the Company between annual meetings, its effect may be to deter hostile takeovers by making it more difficult for a person or entity to obtain immediate control of the Company between one annual meeting as a forum to address certain other matters and discourage takeovers which are desired by the stockholders. The Company's Articles of Incorporation also provide that stockholder action may be taken only at a special or annual stockholder meeting and not by written consent. Classified Board of Directors and Removal of Directors. The Company's Articles of Incorporation provide that The Company's Board of Directors is to be divided into three classes which shall be as nearly equal in number as possible. The directors in each class serve for terms of three years, with the terms of one class expiring each year. Each class currently consists of approximately one-third of the number of directors. Each director will serve until his successor is elected and qualified. A classified Board of Directors could make it more difficult for stockholders, including those holding a majority of the Company's outstanding stock, to force an immediate change in the composition of a majority of the Board of Directors. Since the terms of only one-third of the incumbent directors expire each year, it requires at least two annual elections for the stockholders to change a majority, whereas a majority of a non-classified Board may be changed in one year. In the absence of the provisions of the Company's Articles of Incorporation classifying the Board, all of the directors would be elected each year. The provision for a staggered Board of Directors affects every election of directors and is not triggered by the occurrence of a particular event such as a hostile takeover. Thus a staggered Board of Directors makes it more difficult for stockholders to change the majority of directors even when the reason for the change would be unrelated to a takeover. The Company's Articles of Incorporation provide that a director may not be removed except for cause by the affirmative vote of the holders of a majority of the outstanding shares of capital stock entitled to vote at an election of directors. This provision may, under certain circumstances, impede the removal of a director and thus preclude the acquisition of control of the Company through the removal of existing directors and the election of nominees to fill in the newly created vacancies. Restriction of Maximum Number of Directors and Filling Vacancies on the Board of Directors. Nevada law requires that the board of directors of a corporation consist of one or more members and that the number of directors shall be set by the corporation's bylaws, unless it is set by the corporation's articles of incorporation. The Company's Articles of Incorporation provide that the number of directors (exclusive of directors, if any, to be elected by the holders of preferred stock) shall not be less than one or more than 15, as shall be provided from time to time in accordance with the Company Bylaws. The power to determine the number of directors within these numerical limitations and the power to fill vacancies, whether occurring by reason of an increase in the number of directors or by resignation, is vested in the Company's Board of Directors. The overall effect of such provisions may be to prevent a person or entity from quickly acquiring control of the Company through an increase in the number of the Company's directors and election of nominees to fill the newly created vacancies and thus allow existing management to continue in office. Stockholder Vote Required to Approve Business Combinations with Related Persons. The Company's Articles of Incorporation generally requires the approval of the holders of a majority of the Company's outstanding voting stock (and any class or series entitled to vote separately), and a majority of the outstanding stock not beneficially owned by a related person (as defined) (up to a maximum requirement of 85% of the outstanding voting stock), to approve business combinations (as defined) involving the related person, except in cases where the business combination has been approved in advance by two-thirds of those members of the Company's Board of Directors who were directors prior to the time when the related person became a related person. Under Nevada law, absent these provisions, business combinations generally, including mergers, consolidations and sales of substantially all of the assets of the Company must, subject to certain exceptions, be approved by the vote of the holders of a majority of the Company's outstanding voting stock. One exception under Nevada law to the majority approval requirement applies to business combinations (as defined) involving stockholders owning 15% of the outstanding voting stock of a corporation for less than three years. In order to obtain stockholder approval of a business combination with such a related person, the holders of two-thirds of the outstanding voting stock, excluding the stock owned by the 15% stockholder, must approve the transaction. Alternatively, the 15% stockholder must satisfy other requirements under Nevada law relating to (i) the percentage of stock acquired by such person in the transaction which resulted in such person's ownership becoming subject to the law, or (ii) approval of the board of directors of such person's acquisition of the stock of the Nevada corporation. Nevada law does not contain price criteria. The supermajority stockholder vote requirements under Nevada law may have the effect of foreclosing mergers and other business combinations which the holders of a majority of the Company's stock deem desirable and place the power to prevent such a transaction in the hands of a minority of the Company's stockholders Under Nevada law, there is no cumulative voting by stockholders for the election of the Company's directors. The absence of cumulative voting rights effectively means that the holders of a majority of the stock voted at a stockholder meeting may, if they so choose, elect all directors of the Company, thus precluding a small group of stockholders from controlling the election of one or more representatives to the Company's Board of Directors. Advance Notice Requirements for Nomination of Directors and Proposal of New Business at Annual Stockholder Meetings. The Company's Articles of Incorporation generally provide that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a stockholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting. This advance notice requirement may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations, should management determine that doing so is in the best interests of stockholders generally. Similarly, adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted. In certain instances, such provisions could make it more difficult to oppose management's nominees or proposals, even if the stockholders believe such nominees or proposals are in their interests. Making the period for nomination of directors and introducing new business a period not less than 10 days prior to notice of a stockholder meeting may tend to discourage persons from bringing up matters disclosed in the proxy materials furnished by the Company and could inhibit the ability of stockholders to bring up new business in response to recent developments. Limitations on Acquisitions of Capital Stock. The Company's Articles of Incorporation generally provide that if any person were to acquire beneficial ownership of more than 20% of any class of the Company's outstanding Common Stock, each vote in excess of 20% would be reduced to one-hundredth of a vote, with the reduction allocated proportionately among the record holders of the stock beneficially owned by the acquiring person. The limitation on voting rights of shares beneficially owned in excess of 20% of the Company's outstanding Common Stock, would discourage stockholders from acquiring a substantial percentage of the Company's stock in the open market, without disclosing their intentions, prior to approaching management to negotiate an acquisition of the Company's remaining stock. The effect of these provisions is to require amendment of the Articles of Incorporation, which requires Board approval, before a stockholder can acquire a large block of the Company's Common Stock. As a result, these provisions may deter takeovers by potential acquirors who would have acquired a large holding before making an offer for the remaining stock, even though the eventual takeover offer might have been on terms favorable to the remaining stockholders.

Officers And Directors

Upon the Effective Date the present officer and director of the Company will continue to be the officer and director of Sterling Capital Nevada. This will result in the following person holding the positions indicated below in Sterling Capital Nevada until Sterling Capital Nevada's next annual meeting or until his respective successor is elected and qualified:
                        Name                           Age                               Position
                        ----                           ---                               --------

           Paul A. Nussbaum                            53               Chairman of the Board, Chief Executive
                                                                        Officer and Director

           Dwight L. Pierce                            54               President, Chief Operating Officer and
                                                                        Director

           Bob L. McGiboney                            58               Executive Vice President and Director

           David C. Annin                              33               Vice President, Secretary and Director

           Gilbert F. Amelio                           57               Director
Mr. Paul A. Nussbaum became a Director and Chairman of the Board of Directors of the company in July 2000 and subsequently was appointed Chief Executive Officer on September 1, 2000. Mr. Nussbaum is a private investor and Chairman Emeritus of Wyndham International, Inc., (NYSE: WYN), successor by merger to Patriot American Hospitality, Inc. From 1991-1999 he served successively as the Founder, Chairman and Chief Executive Officer of Patriot American Hospitality, Inc., a real estate investment trust (and its predecessor Patriot American Group). From 1979 to 1991, Mr. Nussbaum served as Chairman of the real estate practice group of Schulte Roth and Zabel, a law firm with offices in New York, New York and Palm Beach, Florida. From 1971 to 1979, he was an associate and later a partner for Dreyer and Traub law firm in New York City. Mr. Nussbaum has a Bachelors of Art from the State University of New York at Buffalo and a Juris Doctors Degree from Georgetown University Law Center. Mr. Dwight L. Pierce became President, and a Director of the company in April 1999 and subsequently appointed Chief Operating Officer in September, 2000. Prior to his association with Sterling Mr. Pierce served as President of Remington University, a six campus technical college institution from 1991 thru 1997. He is currently a Principal, since 1996 in SunLase, Inc. Mr. Pierce holds the Juris Doctors Degree from the University of Arkansas at Little Rock. Mr. Bob L. McGiboney became a Director and Executive Vice President of the company in June of 2000 and has been a member of the Advisory Board of Directors since August of 1999. Mr. McGiboney has been President and CEO of Lucre Funding Group, Inc. since 1991, a private investment banking firm. He has also served as Managing Director of Capital Markets for First London Securities and Managing Director of Corporate Finance for MG Securities Corporation. In 1971 Mr. McGiboney began with Prudential Bache Securities as an Account Executive, served as Senior Vice President from 1977, and was appointed to serve on the Chairman's Council. From 1968 to 1971 he served as Quality Control Manager at Texas Instruments in Dallas, Texas. He has worked as a laboratory manager specializing in Laser and Fiber Optic Research and Standards, and Environmental Testing with two large aerospace and defense contractors. Mr. McGiboney has a Bachelors of Science degree in Physics and a degree in Systems Management at Florida Institute of Technology. Mr. David C. Annin became Vice President, Secretary and a Director of the company in April 1999. Prior to his association with Sterling Mr. Annin was involved in several medium sized real estate development projects throughout California and Texas. From 1989 to 1998 he was the principal of a mid-sized sales and distribution organization based in Los Angeles, California. He has a background in strategic planning, operations and business administration. Dr. Gilbert F. Amelio became a Director of the company in October of 1999. Dr. Amelio served as chairman and CEO of Apple Computer from February 1996 to July 1997. Prior to that, he was chairman, president and CEO of National Semiconductor, and before that, president of Rockwell Communications Systems. Dr. Amelio began his career with Bell Laboratories in 1968. Since then he has accumulated over 30 years of high technology experience and has managed businesses in semiconductors, telecommunications and computers. He holds 16 patents alone or jointly. Dr. Amelio is an IEEE Fellow. He served as a director of the Semiconductor Industry Association and as its chairman for two years. He also served on the board of governors of the Electronics Industries Association and as a member of the executive committee of the Business and Higher Education Forum. Dr. Amelio is a director of SBC, Inc. (NYSE: SBC) and a director of 6 other private company boards. He is a principal in a private venture capital fund. Dr. Amelio earned bachelors, masters and doctorate degrees in Physics from the Georgia Institute of Technology.

Certain Significant Differences Between the Corporation Laws of Pennsylvania and Nevada

Although it is impractical to compare all of the differences between the corporation laws of Pennsylvania and Nevada the following is a summary of certain significant differences between the provisions of Pennsylvania law applicable to the Company and those of Nevada law which will be applicable to Sterling Capital Nevada. Dividends. Under both Pennsylvania and Nevada law a corporation may not make distributions to shareholders if, after giving it effect, in the judgment of the board of directors: (a) The corporation would not be able to pay its debts as they become due in the usual course of business; and (b) The corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. In any event, Sterling Capital Nevada does not anticipate paying dividends in the foreseeable future. Right to Increase or Decrease Number of Outstanding Shares. Unless otherwise provided in the articles of incorporation, a Nevada corporation may change the number of shares of its authorized stock by increasing or decreasing the number of authorized shares and correspondingly increasing or decreasing the number of issued and outstanding shares of the same class and series by a resolution adopted by the board of directors, without obtaining the approval of the stockholders. The resolution may also provide for a change of the par value, if any, of the same class and series of the shares increased or decreased. Except, a proposal to increase or decrease the number of authorized shares that includes provisions for money or scrip instead of fractional shares must be approved by the vote of stockholders holding a majority of the voting power of the affected class and series. Pennsylvania law has no comparable provision. Right to Inspect Books and Records. Under Pennsylvania law every shareholder shall, upon written verified demand stating the purpose thereof, have a right to examine, in person or by agent or attorney, during the usual hours for business for any proper purpose, the share register, books and records of account, and records of the proceedings of the incorporators, shareholders and directors and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to the interest of the person as a shareholder. In every instance where an attorney or other agent is the person who seeks the right of inspection, the demand shall be accompanied by a verified power of attorney or other writing that authorizes the attorney or other agent to so act on behalf of the shareholders. Under Nevada law any person who has been a stockholder of record of any corporation and owns not less than 15 percent of all of the issued and outstanding shares of the stock of such corporation or has been authorized in writing by the holders of at least 15 percent of all its issued and outstanding shares, upon at least 5 days' written demand, is entitled to inspect in person or by agent or attorney, during normal business hours, the books of account and all financial records of the corporation, to make extracts therefrom, and to conduct an audit of such records. The rights of inspection may be denied to any stockholder upon his refusal to furnish the corporation an affidavit that such inspection, extracts or audit is not desired for any purpose not related to his interest in the corporation as a stockholder. Any stockholder or other person, exercising inspection rights who uses or attempts to use information, documents, records or other data obtained from the corporation, for any purpose not related to the stockholder's interest in the corporation as a stockholder, is guilty of a gross misdemeanor. Interested Director Transactions. Under both Pennsylvania and Nevada law, certain contracts or transactions in which one or more of a corporation's directors have an interest are not void or voidable because of such interest if the contract or transaction is fair to the corporation when authorized or if it is approved in good faith by the shareholders or by the directors who are not interested therein after the material facts as to the contract or transaction and the interest of any interested directors are disclosed. With certain exceptions, Pennsylvania and Nevada law are the same in this area. Under Pennsylvania law, if approval of the Board of Directors is to be relied upon for this purpose (i) the material facts as the relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors and the Board authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors even though the disinterested directors are less than a quorum, (ii) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by vote of those shareholders, or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the Board of Directors or the shareholders. Under Nevada law, a contract or other transaction with the corporation is not void or voidable solely because it is between a corporation and one or more of its directors or officers; or another corporation, firm or association in which one or more of its directors or officers are directors or officers or are financially interested; if: (i) the fact of the common directorship, office or financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of the common or interested director or directors, (ii) the fact of the common directorship, office or financial interest is known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote of stockholders holding a majority of the voting power. The votes of the common or interested directors or officers must be counted in any such vote of stockholders, (iii) the fact of the common directorship, office or financial interest is not known to the director or officer at the time the transaction is brought before the board of directors of the corporation for action: and (iii) the contract or transaction is fair as to the corporation at the time it is authorized or approved. Accordingly, it is possible that certain transactions that the Board of Directors of the Company currently might not be able to approve itself because of the number of interested directors could be approved by a majority of the disinterested directors of Sterling Capital Nevada, although less than a majority of a quorum. The Company is not aware of any plans to propose any transaction involving directors of the Company which could not be approved by the Board of Directors under Pennsylvania law but could be approved by the New Board of Directors under Nevada law. Special Meetings of Shareholders. Under Pennsylvania law, a special meeting of shareholders may be called by the Board of Directors or by the holders of at least 20% of the shares entitled to vote at the meeting or by such other persons or groups as may be authorized in the articles of incorporation or the by-laws. Under Nevada law, a special meeting may be called by the board of directors and only such other persons as are authorized by the articles of incorporation or the by-laws. The Articles of Incorporation of Sterling Capital Nevada, unlike the existing Company By-Laws, provide that a special meeting of stockholders may be called only by the board of directors or by a committee of the board of directors which has been duly delegated such authority by the board of directors and by no other person. The present Company By-Laws provide that any shareholder may call an annual meeting if one is not called and held during any calendar year. Certain Actions. Nevada law provides that stockholders have three years in which to bring an action against directors responsible for the payment of an unlawful dividend. Under Pennsylvania law, all directors voting for or assenting to an unlawful distribution are jointly and severally liable to the corporation for lesser of the full amount of dividend or any loss sustained by the Corporation by reason of the distribution. Pennsylvania law requires that any action be commenced within two (2) years after the date of the distribution. Pennsylvania law and Nevada law require that the plaintiff held stock at the time when the transaction complained of occurred. Tender Offer and Business Combination Statutes. Pennsylvania law regulates tender offers and business combinations involving Pennsylvania corporations as well as certain corporations incorporated outside Pennsylvania that conduct business in Pennsylvania. The Pennsylvania law provides that any acquisition by a person, either directly or indirectly, of ownership of, or the power to direct the voting of, 20% or more ("Control Shares") of the outstanding voting securities of a corporation is a "Control Share Acquisition." A Control Share Acquisition must be approved by a majority of each class of outstanding voting securities of such corporation excluding the shares held or controlled by the person seeking approval before the Control Shares may be voted. A special meeting of shareholders must be held by the corporation to approve a Control Share Acquisition within 50 days after a request for such meeting is submitted by the person seeking to acquire control. If the Control Shares are accorded full voting rights and the acquiring person has acquired Control Shares with a majority or more of the voting power of the Corporation, all shareholders shall have dissenter's rights as provided by applicable Pennsylvania law. Pennsylvania law regulates mergers and other business combinations between a corporation and a shareholder who owns more than 10% of the outstanding voting shares of such corporation ("Interested Shareholder"). Specifically, any such merger between a corporation and an Interested Shareholder must be approved by the vote of the holders of two-thirds of the voting shares of such corporation excluding the shares beneficially owned by such shareholder. The approval by shareholders is not required, however, if (i) such merger or business combination is approved by a majority of disinterested directors, (ii) such Interested Shareholder is the beneficial owner of at least 90% of the outstanding voting shares excluding the shares acquired directly from the subject corporation in a transaction not approved by a majority of disinterested directors, or (iii) the price paid to shareholders in connection with a merger or a similar business combination meets the statutory test of "fairness." Nevada law regulates hostile takeovers of any corporation with more than 200 stockholders by providing that an "interested stockholder," defined as a stockholder owning 10% or more of the corporation's voting stock or an affiliate or associate thereof, may not engage in a "business combination" transaction, defined to include a merger, consolidation or a variety of self-dealing transactions with the corporation for a period of three years from the date on which such stockholder became an "interested stockholder" unless (a) the combination or the purchase of shares made by the interested stockholder on the interested stockholder's date of acquiring shares is approved by the board of directors of the corporation before that date. prior to such date the corporation's board of directors approved either the "business combination" transaction or the transaction in which the stockholder became an "interested stockholder', (b) the stockholder, in a single transaction in which he became an "interested stockholder," acquires at least 85% of the voting stock outstanding at the time the transaction commenced (excluding shares owned by certain employee stock plans and persons who are directors and also officers of the corporation) or (c) on or subsequent to such date, the "business combination" transaction is approved by the corporation's board of directors and authorized at an annual or special meeting of the corporation's stockholders, by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the "interested stockholder." A combination engaged in with an interested stockholder of the resident domestic corporation more than 3 years after the interested stockholder's date of acquiring shares may be permissible if the aggregate amount of the cash and the market value, as of the date of consummation, of consideration other than cash to be received per share by all of the holders of outstanding common shares of the resident domestic corporation not beneficially owned by the interested stockholder immediately before that date is at least equal to the higher of the following: (i) the highest price per share paid by the interested stockholder, at a time when he was the beneficial owner, directly or indirectly, of 5 percent or more of the outstanding voting shares of the resident domestic corporation, for any common shares of the same class or series acquired by him within 3 years immediately before the date of announcement with respect to the combination or within 3 years immediately before, or in, the transaction in which he became an interested stockholder, whichever is higher, plus, in either case, interest compounded annually from the earliest date on which the highest price per share was paid through the date of consummation at the rate for one-year obligations of the United States Treasury from time to time in effect, less the aggregate amount of any dividends paid in cash and the market value of any dividends paid other than in cash, per common share since the earliest date, but no more may be subtracted than the amount of the interest, or (ii) the market value per common share on the date of announcement with respect to the combination or on the interested stockholder's date of acquiring shares, whichever is higher, plus interest compounded annually from that date through the date of consummation at the rate for one-year obligations of the United States Treasury from time to time in effect, less the aggregate amount of any dividends paid in cash and the market value of any dividends paid other than in cash, per common share since that date, but no more may be subtracted than the amount of the interest. Thus, the effect of such provision of Nevada law is to prevent any attempted hostile takeover of a Nevada corporation from being completed for three years unless (a) at least 85% of the voting shares of the target are acquired in a single transaction; (b) at least two-thirds of the voting shares of the target, excluding the shares held by the bidder, vote in favor of the acquisition; or (c) the corporation opts out of the statutory protection. Dissenters' Rights. Under Pennsylvania laws shareholders have the right to dissent from, and demand cash payment of the fair value of their shares in respect of a proposed corporate action submitted to a vote at a meeting of shareholders. Under Nevada law, dissenters' rights are not available unless such corporation's charter expressly provides for dissenters' rights. The Nevada Articles contain no such provision. Stockholders of a Pennsylvania corporation have no dissenters' rights in the case of a merger or consolidation if their shares are either listed on a national securities exchange or quoted on the NASDAQ National Market System.

Federal Income Tax Consequences of the Reincorporation

The Company believes that for federal income tax purposes no gain or loss will be recognized by the Company, Sterling Capital Nevada or the shareholders of the Company who receive Sterling Capital Nevada Common Stock for their Company Common Stock in connection with the Reincorporation. The adjusted tax basis of each whole share of Sterling Capital Nevada Common Stock received by a shareholder of the Company as a result of the Reincorporation will be the same as the shareholder's aggregate adjusted tax basis in the shares of Company Common Stock converted into such shares of Sterling Capital Nevada Common Stock. A shareholder who holds Company Common Stock will include in his holding period for the Sterling Capital Nevada Common Stock that he receives as a result of the Reincorporation his holding period for the Company Common Stock converted into such Sterling Capital Nevada Common Stock. Because of the complexity of the capital gains and loss provisions of the Internal Revenue Code of 1986 and because of the uniqueness of each individuals capital gain or loss situation, shareholders contemplating exercising statutory appraisal rights should consult their own tax advisor regarding the federal income tax consequences of exercising such rights. State, local or foreign income tax consequences to shareholders may vary from the federal income tax consequences described above, and SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

STERLING MEDIA CAPITAL GROUP, INC. 2000 DIRECTORS

AND EMPLOYEES STOCK OPTION AND STOCK AWARD PLAN

The Board of Directors of Sterling Media Capital Group, Inc. has approved and the Majority Holders, who following the Merger and Reincorporation will own a majority of the outstanding voting stock of Sterling Capital Nevada, have indicated their intention to, immediately following the Effective Date, approve and adopt by written consent, the Sterling Media Capital Group, Inc. 2000 Directors and Employees the Plan. The purpose of the Plan is to maintain the ability of the Company and its subsidiaries to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the Company and its subsidiaries. In addition the Plan is intended to encourage ownership of common stock, $.001 par value ("Common Stock"), of the Company by the directors, employees and consultants of the Company and its Affiliates (as defined) and to provide increased incentive for such persons to render services and to exert maximum effort for the success of the Company business. The following description of the Plan is qualified by the Plan itself, attached hereto as Exhibit "C."

General Provisions of the Plan

The Plan provides eligible employees and consultants the opportunity to participate in the enhancement of shareholder value by the grants of options, stock appreciation rights, awards of restricted stock, bonuses and/or fees payable in unrestricted stock, or any combination thereof. In addition, the Company expects that the Plan will further strengthen the identification of the directors, employees and consultants with the stockholders. Certain options to be granted under this Plan are intended to qualify as Incentive Stock Options ("ISOs") pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), while other options granted under this Plan will be nonqualified options which are not intended to qualify as ISOs ("Nonqualified Options"). Employees, consultants and directors who participate or become eligible to participate in this Plan from time to time are referred to collectively herein as "Participants." As used in the Plan, the term "Affiliates" means any "parent corporation" of the Company and any "subsidiary corporation" of the Company within the meaning of Code Sections 424(e) and (f), respectively.

Stock Options

The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to this Plan who are to receive options, restricted stock, or Common Stock under the Plan, (ii) to determine the number of shares of Common Stock to be covered by such grant or such options and the terms thereof, (iii) to determine the type of Common Stock granted: Restricted stock unrestricted Common Stock or a combination of restricted and unrestricted Common Stock, and (iv) to determine the type of option granted: ISO, Nonqualified Option or a combination of ISO and Nonqualified Options. The Committee shall thereupon grant options in accordance with such determinations as evidenced by a written option agreement. The aggregate fair market value (determined in accordance with Section 6(b) of this Plan at the time the option is granted) of the Common Stock with respect to which ISOs may be exercisable for the first time by any Participant during any calendar year under all such plans of the Company and its Affiliates shall not exceed $250,000. The purchase price of each share of Common Stock subject to each option granted pursuant to the Plan shall be determined by the Committee at the time the option is granted and, in the case of ISOs, shall not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted, as determined by the Committee. In the case of an ISO granted to a Ten Percent Stockholder, the option price shall not be less than 110% of the fair market value of a share of Common Stock on the date the option is granted. The purchase price of each share of Common Stock subject to a Nonqualified Option under this Plan shall be determined by the Committee prior to granting the option. The Committee shall set the purchase price for each share subject to a Nonqualified Option at either the fair market value of each share on the date the option is granted, or at such other price as the Committee in its sole discretion shall determine. Any person granted an incentive stock option under the Plan who makes a disposition, within the meaning ofss.425(c) of the Internal Revenue Code of 1986, as amended ("Code"), and the regulations promulgated thereunder, of any shares of Sterling Capital Nevada Common Stock issued to him pursuant to his exercise of an option within two years from the date of the granting of such option or within one year after the date any shares are transferred to him pursuant to the exercise of the incentive stock option must within ten days of the disposition notify Sterling Capital Nevada and immediately deliver to Sterling Capital Nevada any amount of federal income tax withholding required by law. A person to whom a stock option or stock appreciation right is awarded will have no rights as a stockholder with respect to any shares of Sterling Capital Nevada Common Stock issuable pursuant to the stock option or stock appreciation rights until actual issuance of a stock certificate for the Sterling Capital Nevada Common Stock.

Restricted Stock

Awards of restricted stock under this Plan shall be subject to all the applicable provisions of this Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine: (a) Awards of restricted stock may be in addition to or in lieu of option grants. Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted stock. During a period set forth in the agreement (the "Restriction Period"), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted stock; except that such shares may be used, if the agreement permits, to pay the option price pursuant to any option granted under this Plan, provided an equal number of shares delivered to the Participant shall carry the same restrictions as the shares so used. Shares of restricted stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient's directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a division or subsidiary, or (iv) if provided in the agreement, there is a "change in control" of the Company (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. Unless and to the extent otherwise provided in the agreement, shares of restricted stock shall be forfeited and revert to the Company upon the recipient's termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a subsidiary or division, or, to the extent provided in the agreement, a "change in control" of the Company (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted stock held by such recipient. Certificates for restricted stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to the Company by the recipient, together with a stock power endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions. (b) Restricted Stock shall become free of the foregoing restrictions upon expiration of the applicable Restriction Period and the Company shall then deliver to the recipient Common Stock certificates evidencing such stock. Restricted stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

Bonuses and Past Salaries and Fees Payable in Unrestricted Stock

(a) In lieu of cash bonuses otherwise payable under the Company's or applicable division's or subsidiary's compensation practices to employees and consultants eligible to participate in this Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a bonus otherwise payable shall be determined by dividing such bonus amount by the fair market value of one share of Common Stock on the date the bonus is payable, with fair market value determined as of such date in accordance with Section 6(b). (b) In lieu of salaries and fees otherwise payable by the Company's to employees and consultants eligible to participate in this Plan that were incurred for services rendered during the years of 2000, the Committee, in its sole discretion, may determine that such unpaid salaries and fees shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such awards shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a salaries and fees otherwise payable shall be determined by dividing each calendar month's of unpaid salary or fee amount by the average trading value of the Common Stock for the calendar month during which the subject services were provided.

Relinquishment of Options

Any option granted under this Plan, and the option agreement evidencing such option, may provide that the Participant, or his or her heirs or other legal representatives to the extent entitled to exercise the option under the terms thereof, in lieu of purchasing the entire number of shares subject to purchase thereunder, shall have the right to relinquish all or any part of the then unexercised portion of the option (to the extent then exercisable) for a number of shares of Common Stock rounded to the next greater number of full shares, as shall be equal to the quotient obtained by dividing (i) the Appreciated Value by (ii) the purchase price for each of such shares specified in such option, (iii) "Appreciated Value" means the excess, if any, of (x) the total current market value of the shares of Common Stock covered by the option or the portion thereof to be relinquished over (y) the total purchase price for such shares specified in such option.

Tax Information

(a) The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options granted under this Plan. (b) Any Participant may pay all or any portion of the taxes required to be withheld by the Company or paid by him or her in connection with the exercise of a nonqualified option by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value equal to the amount required to be withheld or paid. A Participant must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). All such elections are irrevocable and subject to disapproval by the Committee. Elections by Covered Participants are subject to the following additional restrictions: (i) such election may not be made within six months of the grant of an option, provided that this limitation shall not apply in the event of death or disability, and (ii) such election must be made either six months or more prior to the Tax Date or in a Window Period. Where the Tax Date in respect of an option is deferred until six months after exercise and the Covered Participant elects share withholding, the full amount of shares of Common Stock will be issued or transferred to him upon exercise of the option, but he or she shall be unconditionally obligated to tender back to the Company the number of shares necessary to discharge the Company's withholding obligation or his estimated tax obligation on the Tax Date.

View of the New Board of Directors

The New Board of Directors views adoption of the Plan as essential to attract and retain qualified persons as employees, officers and directors of Sterling Capital Nevada and to motivate such employees, officers and directors to exert their best efforts on behalf of Sterling Capital Nevada. Each of the directors of Sterling Capital Nevada will be eligible to receive awards under the Stock Incentive plan and may participate in the granting of such awards.

RIGHTS OF DISSENTING SHAREHOLDERS

Shareholders who have not consented to the Reincorporation and who comply with the dissenters' rights provisions of the Pennsylvania BCL will have the right to be paid in cash the fair value of their Company Stock. Such fair value will be determined as of the close of business on July 6, 2000 the day before the Majority Holders approved the Reincorporation by written consent excluding any appreciation or depreciation directly or indirectly induced by the Reincorporation or the authorization of it. In order to receive cash payment for Company Stock, a dissenting shareholder must comply with the procedures specified by Subchapter D of Chapter 15 of the Pennsylvania BCL, which is attached as Exhibit "F" to this Information Statement. Any shareholder considering exercising his dissenters' rights is urged to review Subchapter D of Chapter 15 carefully. The following summary of the principal provisions of Subchapter D of Chapter 15 is qualified in its entirety by reference to the text thereof. Further, the following discussion is subject to the possibility that the Company may abandon the Reincorporation if the Board of directors determines that in light of the potential liability of the Company that might result from the exercise of dissenters' rights, the Reincorporation would be impracticable, undesirable or not in the best interests of the Company's shareholders. If the Company abandons the Reincorporation, the rights of dissenting shareholders would terminate and such dissenters would be reinstated to all of their rights as shareholders. Any shareholder who wishes to dissent from the Reincorporation and receive a cash payment for his Company Stock, (a) must file with the Company, prior to the Meeting, a written objection to the Reincorporation demanding payment for his Company Stock if the Reincorporation is consummated and setting forth his name, address and the number of shares of Company Stock held by him and (b) must not be one of the Majority Holders who consented to the Reincorporation. FAILURE TO FILE THE REQUIRED NOTICE OR DEMAND PRIOR TO THE EFFECTIVE DATE WILL NOT SATISFY THE NOTICE REQUIREMENTS OF THE PENNSYLVANIA BCL AND WILL RESULT IN THE FORFEITURE OF DISSENTERS RIGHTS. COMMUNICATIONS WITH RESPECT TO DISSENTERS' RIGHTS SHOULD BE ADDRESSED TO THE COMPANY AT 4570 Westgrove drive, suite 220, addison, texas 75001. Upon filing a notice of election to dissent a dissenting shareholder will cease to have any of the rights of a shareholder except the right to be paid the fair value of his Company Stock pursuant to the Pennsylvania BCL. If a shareholder loses his dissenters' rights, either by withdrawal of his demand, abandonment of the Reincorporation by the Company or otherwise, he will not have the right to receive a cash payment for his Company Stock and will be reinstated to all of his rights as a shareholder as they existed at the time of the filing of his demand. AT THE TIME OF DEMANDING PAYMENT FOR HIS SHARES OF COMPANY STOCK, EACH SHAREHOLDER DEMANDING PAYMENT SHALL SUBMIT THE CERTIFICATE OR CERTIFICATES REPRESENTING HIS SHARES OF COMPANY STOCK FOR NOTATION THEREON THAT SUCH DEMAND HAS BEEN MADE. FAILURE TO DO SO SHALL, AT THE OPTION OF THE COMPANY, TERMINATE HIS DISSENTERS' RIGHTS UNLESS A COURT, FOR GOOD CAUSE, DETERMINES OTHERWISE. Within 60 days after the Effective Date of the Reincorporation, Sterling Nevada, as successor to the Company, will give written notice thereof to each dissenting shareholder who timely filed a demand and will make a written offer to each such shareholder to pay for his Company Stock at the fair value thereof. Upon payment, the dissenting shareholder shall cease to have any interest in the Company Stock. THE PROVISIONS OF Subchapter D of Chapter 15 OF THE PENNSYLVANIA BCL ARE TECHNICAL AND COMPLEX. IT IS SUGGESTED THAT ANY SHAREHOLDER WHO DESIRES TO EXERCISE HIS RIGHT TO DISSENT CONSULT HIS LEGAL COUNSEL, AS FAILURE TO COMPLY STRICTLY WITH SUCH PROVISIONS MAY LEAD TO A LOSS OF DISSENTERS' RIGHTS.

MARKET FOR THE STERLING MEDIA CAPITAL GROUP, INC. COMMON STOCK

The Company Common Stock has been thinly traded on a limited and sporadic basis in the over-the-counter market since 1996. The last known high and low bid price was $ .035 - .045 as of November 1 2000. The following table sets forth the high and low bid price of the Company Common Stock for the period indicated.
                                    FISCAL 1999                                    FISCAL 2000 to date
                                    -----------                                    -------------------
                             Bid                   AsKed                       Bid                    Asked
                  -------------------------------------------------------------------------------------------------
                        Low         High        Low         High         Low         High         Low         High
                        ---         ----        ---         ----         ---         ----         ---         ----
First quarter       .01563       .01563      Unknown     Unknown      .015        .19          Unknown     Unknown
Second quarter      .01563       .01563      Unknown     Unknown      .030        .11          Unknown     Unknown
Third quarter       .011         .01953      Unknown     Unknown      Unknown     Unknown      Unknown     Unknown
Fourth quarter      .011         .013        Unknown     Unknown      Unknown     Unknown      Unknown     Unknown

MISCELLANEOUS

The Company requests brokers, custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of Company Common Stock and the Company will reimburse such holders for their reasonable expenses in connection therewith. Additional copies of this Information Statement may be obtained at no charge from the Company by writing to it at the following address: 4570 Westgrove Drive, Suite 220, Addison, Texas 75001. A. PLAN AND AGREEMENT OF MERGER B. NEVADA ARTICLES OF INCORPORATION AND AMENDMENT THERETO C. 2000 DIRECTORS AND EMPLOYEES STOCK OPTION AND STOCK AWARD PLAN D. PERIODIC REPORT ON FORM 8-K FILED JULY 24, 2000 E. AMENDED PERIODIC REPORT ON FORM 8-K FILED JULY 28, 2000 F. Pennsylvania Statutes

EXHIBIT A

PLAN AND AGREEMENT OF MERGER

--------------------------------------------------------------------------------------------------------------------------------------- THIS PLAN AND AGREEMENT OF MERGER (hereinafter referred to as this "Agreement") dated as of November 2, 2000, is made and entered into by and between Sterling Media Capital Group, Inc., a Pennsylvania corporation ("Company") and Sterling Capital Investment Group, Inc., a Nevada corporation ("Sterling Capital").

W-I-T-N-E-S-S-E-T-H:

WHEREAS, the Company is a corporation organized and existing under the laws of the State of Pennsylvania, having been incorporated originally on April 24, 1972; and WHEREAS, Sterling Capital is a wholly-owned subsidiary corporation of the Company, having been incorporated on September 27, 2000; and NOW THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Company shall be merged into Sterling Capital (the "merger") upon the terms and conditions hereinafter set forth.

ARTICLE I

Merger On December 5, 2000 as soon as practicable thereafter (the "Effective Date"); the Company shall be merged into Sterling Capital, the separate existence of the Company shall cease and Sterling Capital (following the Merger referred to as "Sterling Capital") shall continue to exist under the name of "Sterling Capital Investment Group, Inc.", by virtue of, and shall be governed by, the laws of the State of Nevada. The address of the registered office of Sterling Capital in the State of Nevada will be 1st Nevada Agents, 5605 Riggins Court, Suite 270, Reno, NV 89502.

ARTICLE II

Certificate of Incorporation of Sterling Capital The Certificate of Incorporation of Sterling Capital Investment Group, Inc. shall be the Certificate of Incorporation of Sterling Capital as in effect on the date hereof without change unless and until amended in accordance with applicable law.

ARTICLE III

By Laws of Sterling Capital The By Laws of Sterling Capital shall be the By Laws of Sterling Capital as in effect on the date hereof without change unless and until amended or repealed in accordance with applicable law.

ARTICLE IV

Effect of Merger on Stock of Constituent Corporation 4.01 On the Effective Date, (i) each outstanding share of Company common stock, no par value ("Company Common Stock") shall be converted into one share of Sterling Capital common stock, $.001 par value, ("Sterling Capital Common Stock"), except for those Company Common Stock with respect to which the holders thereof duly exercise their dissenters' rights under Pennsylvania law, (ii) any fractional Sterling Capital Common Stock interests to which a holder of Company Common Stock would be entitled will be cancelled with the holder thereof being entitled to receive one additional whole share of Sterling Capital Common Stock, and (iii) each outstanding share of Sterling Capital Common Stock held by the Company shall be retired and cancelled and shall resume the status of an authorized and unissued Sterling Capital Common Stock. 4.02 All options and rights to acquire Company Common Stock under or pursuant to any options or warrants which are outstanding on the Effective Date of the Merger will automatically be converted into equivalent options and rights to purchase that whole number of Sterling Capital Common Stock into which the number of Company Common Stock subject to such options or warrants immediately prior to the Effective Date would have been converted in the merger had such rights been exercised immediately prior thereto (with any fractional Sterling Capital Common Stock interest resulting from the exercise being settled in cash in the amount such holder would have received for any such fraction in the merger had he exercised such warrants or options immediately prior to the Merger). The option price per share of Sterling Capital Common Stock shall be the option price per share of Company Common Stock in affect prior to the Effective Date. All plans or agreements of the Company under which such options and rights are granted or issued shall be continued and assumed by Sterling Capital unless and until amended or terminated in accordance with their respective terms. 4.03 (a) Atlas Stock Transfer Corp. shall act as exchange agent in the Merger. (b) Prior to, or as soon as practicable, after the Effective Date, Sterling Capital shall mail to each person who was, at the time of mailing or at the Effective Date, a holder of record of issued and outstanding Company Common Stock (i) a form letter of transmittal and (ii) instructions for effecting the surrender of the certificate or certificates, which immediately prior to the Effective Date represented issued and outstanding shares of Company Common Stock ("Company Certificates"), in exchange for certificates representing Sterling Capital Common Stock. Upon surrender of a Company Certificate for cancellation to Sterling Capital, together with a duly executed letter of transmittal, the holder of such Company Certificate shall subject to paragraph (f) of this section 4.03 be entitled to receive in exchange therefor a certificate representing that number of Sterling Capital Common Stock into which the Company Common Stock theretofore represented by the Company Certificate so surrendered shall have been converted pursuant to the provisions of this Article IV; and the Company Certificate so surrendered shall forthwith be cancelled. (c) No dividends or other distributions declared after the Effective Date with respect to Sterling Capital Common Stock and payable to holders of record thereof after the Effective Date shall be paid to the holder of any unsurrendered Company Certificate with respect to Sterling Capital Common Stock which by virtue of the Merger are represented thereby, nor shall such holder be entitled to exercise any right as a holder of Sterling Capital Common Stock; until such holder shall surrender such Company Certificate. Subject to the effect, if any, of applicable law and except as otherwise provided in paragraph (f) of this Section 4.03, after the subsequent surrender and exchange of a Company Certificate, the holder thereof shall be entitled to receive any such dividends or other distributions, without any interest thereon, which became payable prior to such surrender and exchange with respect to Sterling Capital Common Stock represented by such Company Certificate. (d) If any stock certificate representing Sterling Capital Common Stock is to be issued in a name other than that in which the Company Certificate surrendered with respect thereto is registered, it shall be a condition of such issuance that the Company Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such issuance shall pay any transfer or other taxes required by reason of the issuance to a person other than the registered holder of the Company Certificate surrendered or shall establish to the satisfaction of Sterling Capital that such tax has been paid or is not applicable. (e) After the Effective Date, there shall be no further registration of transfers on the stock transfer books of the Company of the Shares of Company Common Stock, or of any other shares of stock of the Company, which were outstanding immediately prior to the Effective Date. If after the Effective Date certificates representing such shares are presented to the Transfer Agent they shall be cancelled and, in the case of Company Certificates, exchanged for certificates representing Sterling Capital Common Stock as provided in this Article IV. (f) No certificates or scrip representing fractional Sterling Capital Common Stock shall be issued upon the surrender for exchange of Company Certificates, no dividend or distribution of Sterling Capital shall relate to any fractional Sterling Capital Common Stock interest, and no such fractional share interest will entitle the owner thereof to vote or to any right of a stockholder of Sterling Capital. In lieu thereof, Sterling Capital shall issue each holder of Company Common Stock convertible into a fractional interest in Sterling Capital Common Stock the next highest whole number of Sterling Capital Common Stock.

ARTICLE V

Corporate Existence, Sterling Capital and Liabilities of Sterling Capital 5.01 On the Effective Date the separate existence of the Company shall cease. The Company shall be merged with and into Sterling Capital in accordance with the provisions of this Agreement. Thereafter, Sterling Capital shall possess all the rights, privileges, powers and franchises as well of a public as of a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement and all and singular; the rights, privileges, powers and franchises of the Company and Sterling Capital, and all property, real, personal and mixed, and all debts due to each of them on whatever account, shall be vested in Sterling Capital; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter an effectually the property of Sterling Capital, as they were of the respective constituent entities, and the title to any real estate whether by deed or otherwise vested in the Company and Sterling Capital or either of them, shall not revert to be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of the parties hereto, shall be preserved unimpaired, and all debts, liabilities and duties of the respective constituent entities, shall thenceforth attach to Sterling Capital, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it. 5.02 The Company agrees that it will execute and deliver, or cause to be executed and delivered, all such deeds, assignments and other instruments, and will take or cause to be taken such further or other action as Sterling Capital may deem necessary or desirable in order to vest in and confirm to Sterling Capital title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest, of the Company and otherwise to carry out the intent and purposes of this Agreement.

ARTICLE VI

Officers and Directors of Sterling Capital 6.01 Upon the Effective Date, the officers and directors of Sterling Capital shall be officers and directors of the Company in office at such date, and such persons shall hold office in accordance with the By Laws of Sterling Capital or until their respective successors shall have been appointed or elected. 6.02 If, upon the Effective Date, a vacancy shall exist in the Board of Directors of Sterling Capital, such vacancy shall be filled in the manner provided by its By Laws.

ARTICLE VII

Approval by Shareholders; Amendment; Effective Date 7.01 This Agreement and the Merger contemplated hereby are subject to approval by the requisite vote of shareholders in accordance with applicable Pennsylvania law. As promptly as practicable after approval of this Agreement by shareholders in accordance with applicable law, duly authorized officers of the respective parties shall make and execute Articles of Merger and shall cause such documents to be filed with the Secretary of State of Pennsylvania and the Secretary of State of Nevada, respectively, in accordance with the laws of the States of Pennsylvania and Nevada. The Effective Date of the Merger shall be the date on which the Merger becomes effective under the laws of Pennsylvania or the date on which the Merger becomes effective under the laws of Nevada, whichever occurs later. 7.02 The Board of Directors of the Company and Sterling Capital may amend this Agreement at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the merger by the shareholder of Company shall not (1) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the Company Common Stock (2) alter or change any term of the Certificate of Incorporation of Sterling Capital, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of Company Common Stock.

ARTICLE VIII

Termination of Merger This Agreement may be terminated and the Merger abandoned at any time prior to the filing of this Agreement with the Secretary of State of Pennsylvania and the Secretary of State of Nevada, whether before or after shareholder approval of this Agreement, by the consent of the Board of Directors of the Company and Sterling Capital.

ARTICLE IX

Miscellaneous In order to facilitate the filing and recording of this Agreement, this Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all such counterparts shall together constitute one and the same instrument. IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, all as of the day and year first above written.
ATTEST:                                                       Sterling Media Capital Group, Inc.
                                                              A Pennsylvania corporation

/s/  David C. Annin..................................         By:  /s/  Dwight L. Pierce............................
-------------------                                              -----------------------
David C. Annin, Corporate Secretary                              Dwight L. Pierce, President

                                                              STERLING CAPITAL INVESTMENT GROUP, INC.
                                                              a Nevada corporation

/s/  David C. Annin..................................         By:  /s/  Dwight L. Pierce............................
-------------------                                              -----------------------
David C. Annin, Corporate Secretary                              Dwight L. Pierce, President

EXHIBIT B

NEVADA ARTICLES OF INCORPORATION

---------------------------------------------------------------------------------------------------------------------------------------

ARTICLES OF INCORPORATION

OF

STERLING MEDIA CAPITAL GROUP, INC.

For the purpose of forming this corporation under the laws of the State of Nevada, the undersigned incorporator hereby states:

ARTICLE I

Name

The name of the Corporation is Sterling Media Capital Group, Inc. (herein the "Corporation").

ARTICLE II

Duration

The Corporation is to have perpetual existence.

ARTICLE III

Registered Office and Agent

Section 2.1. Agent for Service of Process. The name of the agent for service of process is 1st Nevada Agents. ------------------------------------------ Section 2.2. Address of Agent. The street address and mailing address of the agent for service of process is 5605 Riggins ------------------------------- Court, Suite 270, Reno, NV 89502. Section 2.3. Corporate Offices. The Corporation may maintain an office, or offices within or without the State of Nevada -------------------------------- as may from time to time be designated by the Board of Directors, or by the bylaws of said Corporation, and this Corporation may conduct all corporation business of every kind and nature, including the holding of all meetings of directors and stockholders outside the State of Nevada as well as within the State of Nevada.

ARTICLE IV

Purposes

The purpose or purposes for which this Corporation is organized are: To engage without qualification, in any lawful act or activity for which corporations may be organized under the laws of the State of Nevada.

ARTICLE V

Capital Stock

Section 5.1. Classes of Capital Stock. The total number of shares of stock the Corporation is authorized to issue shall be --------------------------------------- One Hundred Million (100,000,000) shares. This stock shall be divided into two classes and designated as "Common Stock" and "Preferred Stock." The capital stock of the Corporation, when issued, shall be deemed validly issued, fully paid and non-assessable and shall not be subject to assessment to pay the debts of the Corporation, or for any other purpose. This provision of this Article of the Articles of Incorporation may not be amended. Section 5.2. Common Stock. Ninety Million (90,000,000) shares of the authorized stock have a par value of $.001 per share -------------------------- and are designated as Common Stock. Common Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. Section 5.3. Preferred Stock. Ten Million (10,000,000) shares of the authorized stock have a par value of $.001 per share ------------------------------ and are designated as Preferred Stock. The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited, number of votes per share, or without voting powers, and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, and as are not stated and expressed in these Articles of Incorporation, or any amendment thereto, including (but without limiting the generality of the foregoing) the following: (a) Whether or not the class or series shall have voting rights, full or limited, the nature and the qualification, limitations and restrictions on those rights, or whether the class or series will be without voting rights; (b) The number of shares to constitute the class or series and the designation thereof; (c) The preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series; (d) Whether or not the shares of any class or series shall be redeemable and if redeemable the redemption price or prices, and the time or times at which, and the terms and conditions upon which such shares shall be redeemable and the manner of redemption; (e) Whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and if such retirement or sinking funds be established, the amount and the terms and provisions thereof; (f) The dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividend shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate; (g) The preferences, if any, and the amounts thereof which the holders of any class or series thereof are entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation; (h) Whether or not the shares of any class or series are convertible into, or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and (i) Such other rights and provisions with respect to any class or series as may to the Board of Directors seem advisable. The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any respect. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The Board of Directors may decrease the number of shares of the Preferred Stock designated for any existing class or series of the Preferred Stock and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock. Section 5.4. Voting Rights for Holders of Common and Preferred Stock. Except as otherwise provided in these Articles of ------------------------------------------------------------------------ Incorporation, each holder of Common Stock shall be entitled to one vote for each share of Common Stock held by him or her on all matters submitted to stockholders for a vote and each holder of any series of Preferred Stock shall have no voting rights, either general or specific, of any kind whatsoever except (i) as expressly provided by Nevada law; or (ii) as expressly provided in the resolution of the Board of Directors creating any series of Preferred Stock.

ARTICLE VI

Preemptive Rights

No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall be entitled as a matter of right to subscribe for or receive additional shares of any class of stock of the Corporation, whether now or hereafter authorized, or any bonds, debentures or other securities convertible into stock, but such additional shares of stock or other securities convertible into stock may be issued or disposed of by the board of directors to such persons and on such terms as in its discretion it shall deem advisable.

ARTICLE VII

Repurchase of Shares

The Corporation may from time to time, pursuant to authorization by the board of directors of the Corporation and without action by the stockholders, purchase or otherwise acquire shares of any class, bonds, debentures, notes, scrip, warrants, obligations, evidences or indebtedness, or other securities of the Corporation in such manner, upon such terms, and in such amounts as the board of directors shall determine; subject, however, to such limitations or restrictions, if any, as are contained in the express terms of any class of shares of the Corporation outstanding at the time of the purchase or acquisition in question or as are imposed by law.

ARTICLE VIII

Meetings of Stockholders; Cumulative Voting

Section 8.1. Action by Written Consent. No action that is required or permitted to be taken by the stockholders of the ----------------------------------------- Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the board of directors of the Corporation. Section 8.2. Special Meetings. Special meeting of the stockholders of the Corporation for any purpose or purposes may be ------------------------------- called at any time by the board of directors of the Corporation, or by a committee of the board of directors which has been duly designated by the board of directors and whose powers and authorities, as provided in a resolution of the board of directors or in the bylaws of the Corporation, include the power and authority to call such meetings but such special meetings may not be called by another person or persons. Section 8.3. Cumulative Voting. There shall be no cumulative voting by stockholders of any class or series in the election -------------------------------- of directors of the Corporation. Section 8.4. Place of Meetings. Meetings of stockholders may be held at such place as the bylaws may provide. -------------------------------

ARTICLE IX

Notice for Nominations and Proposals

Section 9.1. Nominations and Proposals. Nominations for the election of directors and proposals for any new business to be ---------------------------------------- taken up at any annual or special meeting of stockholders may be made by the board of directors of the Corporation or by any stockholder of the Corporation entitled to vote generally in the election of directors. In order for a stockholder of the Corporation to make any such nominations and/or proposals at an annual meeting or such proposals at a special meeting, he or she shall give notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation not less than thirty days nor more than sixty days prior to any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors shall set forth (1) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (2) the principal occupation or employment of each such nominee, and (3) the number of shares of stock of the Corporation which are beneficially owned by each such nominee. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Corporation. Section 9.2. Form of Notice. Each such notice given by a stockholder to the Secretary with respect to business proposals --------------------------- to bring before a meeting shall set forth in writing as to each matter: (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (2) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business; (3) the class and number of shares of the Corporation which are beneficially owned by the stockholder; and (4) any material interest of the stockholder in such business. Notwithstanding anything in these Articles of Incorporation to the contrary, no business shall be conducted at the meeting except in accordance with the procedures set forth in this Article. Section 9.3. Determination of Adequacy of Notice. The Chairman of the annual or special meeting of stockholders may, if -------------------------------------------------- the facts warrant, determine and declare to such meeting that a nomination or proposal was not made in accordance with the foregoing procedure, and, if he should so determine, he shall so declare to the meeting and the defective nomination or proposal shall be disregarded and laid over for action at the next succeeding adjourned, special or annual meeting of the stockholders taking place thirty days or more thereafter. This provision shall not require the holding of any adjourned or special meeting of stockholders for the purpose of considering such defective nomination or proposal.

ARTICLE X

Directors

Section 10.1. Number and Vacancies. The number of directors of the Corporation shall be such number, not less than one nor ----------------------------------- more than 15 (exclusive of directors, if any, to be elected by holders of preferred stock of the Corporation), as shall be provided from time to time in a resolution adopted by the board of directors, except that the number of directors shall not be reduced to less than two (2), except in cases where all the shares of the Corporation are owned beneficially and of record by either one or two stockholders, the number of directors may be less than two (2) but not less than the number of stockholders, provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken to decrease or increase the number of directors from time to time unless at least two-thirds of the directors then in office shall concur in said action. Exclusive of directors, if any, elected by holders of preferred stock, vacancies in the board of directors of the Corporation, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been chosen expires and when the director's successor is elected and qualified. The board of directors shall be classified in accordance with the provisions of Section 10.2 of this Article X. Section 10.2. Classified Board. The board of directors of the Corporation (other than directors which may be elected by -------------------------------- the holders of preferred stock), shall be divided into three classes of directors which shall be designated Class I, Class II and Class III. The members of each class shall be elected, by a majority of the holders of stock entitled to vote for directors, for a term of three years and until their successors are elected and qualified. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire board of directors shall permit, exclusive of directors, if any, elected by holders of preferred stock, with the terms of office of all members of one class expiring each year. Should the number of directors not be equally divisible by three, the excess director or directors shall be assigned to Classes I or II as follows: (1) if there shall be an excess of one directorship over the number equally divisible by three, such extra directorship shall be classified in Class I; and (2) if there be an excess of two directorships over a number equally divisible by three, one shall be classified in Class I and the other in Class II. At the organizational meeting of the Corporation, directors of Class I shall be elected to hold office for a term expiring at the first annual meeting of stockholders, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting thereafter. Thereafter, at each succeeding annual meeting, directors of each class shall be elected for three year terms. Notwithstanding the foregoing, the director whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the board of directors shall have been abolished by action taken to reduce the size of the board of directors prior to said meeting. Should the number of directors of the Corporation be reduced, the directorship(s) eliminated shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the position(s) to be abolished. Notwithstanding the foregoing, no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Should the number of directors of the Corporation be increased, other than directors which may be elected by the holders of preferred stock, the additional directorships shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph. Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the board of directors shall include said directors so elected and not be in addition to the number of directors fixed as provided in this Article X. Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of preferred stock of the Corporation elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders. Section 10.3. General Powers of the Board of Directors. In furtherance, but not in limitation of the powers conferred by -------------------------------------------------------- statute, the board of directors is expressly authorized to do the following: (a) To fix the amount to be reserved as working capital over and above its capital stock paid in; to authorize and cause to be executed, mortgages and liens upon the real and personal property of the Corporation. (b) By resolution passed by a majority of the whole board, to designate one (1) or more committees, each committee to consist of one or more of the directors of the Corporation, which to the extent provided in the resolution, or in the bylaws of the Corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the Corporation. Such committee, or committees, shall have such name, or names as may be stated in the bylaws of the Corporation, or as may be determined from time to time by resolution adopted by the board of directors. (c) When and as authorized by the affirmative vote of the stockholders holding stock and entitling them to exercise at least a majority of the voting power given at a stockholders' meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the board of directors shall have power and authority at any meeting, to sell, lease or exchange all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions as its board of directors deems expedient and in the best interest of the Corporation. (d) As provide by Nevada Revised Statutes 78.140, without repeating the section in full here, the same is adopted and no contract or other transaction between this Corporation and any of its officers, agents or directors shall be deemed void or voidable solely for that reason. The balance of the provisions of the code section cited, as it now exists, allowing such transactions, is hereby incorporated into this Article X as though more fully set-forth, and this Article X shall be read and interpreted to provide the greatest latitude in its application. Section 10.4. First Board of Directors. The name and address of the first board of directors, which shall be five in ------------------------------------------ number is as follows:
                  Paul A. Nussbaum - Class III                       David C. Annin - Class I
                  16475 N. Dallas Prkwy., Ste. 625                   4570 Westgrove, Suite 220
                  Addison, TX 75001                                  Addison, Texas 75001

                  Gilbert F. Amelio - Class III                      Bob L. McGiboney - Class I
                  650 California St., Ste. 2400                      4570 Westgrove, Suite 220
                  San Francisco, CA 94108                            Addison, Texas 75001

                  Dwight L. Pierce - Class II
                  7136 Yale Ave., Suite 300
                  Tulsa, Oklahoma 74136

ARTICLE XI

Removal of Directors

Notwithstanding any other provision of these Articles of Incorporation or the bylaws of the Corporation, any director or all the directors of a single class (but not the entire board of directors) of the Corporation may be removed, at any time, but only for cause and only by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose. Notwithstanding the foregoing, whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the preceding provisions of this Article XI shall not apply with respect to the director or directors elected by such holders of preferred stock.

ARTICLE XII

Acquisition of Capital Stock

Section 12.1. Definitions. For the purpose of this Article: -------------------------- (1) The term "Act" shall mean the Securities Exchange Act of 1934, as amended, and any successor statute. (2) The term "acting in concert" shall mean (i) knowing participation in a joint activity or conscious parallel action towards a common goal whether or not pursuant to an express agreement, and (ii) a combination or pooling of voting or other interest in the Corporation's outstanding shares of capitol stock for a common purpose, pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise. (3) The term "acquire," "acquisition" or "acquiring" with respect to the acquisition of any security of the Corporation shall refer to the acquisition of such security by any means whatsoever, including without limitation, an acquisition of such security by gift, by operation of law, by will or by intestacy, whether voluntarily or involuntarily. (4) The term "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute. (5) The term "Common Stock" means all Common Stock of the Corporation and any other securities issued by the Corporation (other than the Warrants) which are treated as stock for purposes of Section 382 of the Code. (6) The term "Fair Market Value" of the Common Stock shall mean the average of the daily closing prices of the Common Stock for 15 consecutive trading days commencing 20 trading days before the date of such computation The closing price is the last reported sale price on the principal securities exchange on which the Common Stock is listed or, if the Common Stock is not listed on any national securities exchange, the NASDAQ National Marked System, or, if the Common Stock is not designated for trading on the NASDAQ National Market System, the average of the closing bid and asked prices as reported on NASDAQ or, if not so reported, as furnished by the National Quotation Bureau Incorporated. In the absence of such a quotation, the Corporation shall determine the current market rice on a reasonable and appropriate basis of the average of the daily closing prices for 15 consecutive trading days commencing 20 trading days before the date of such computation. (7) The term "own," "owing," "ownership" or "owning" refer to the ownership of securities within the meaning of Section 382 of the Code after taking into account the attribution rules of Section 382(l)(3) of the Code and the regulations promulgated hereunder (except insofar as such attribution would be inconsistent with provisions of this Article XII relating to Warrants). (8) The term "Person" shall mean any individual, firm, corporation, partnership, joint venture or other entity and shall include any group composed of such person and any other person with whom such person or any Affiliate or Associate (as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Act) of such person has any agreement, arrangement or understanding, directly or indirectly, for the purposes of acquiring, holding, voting or disposing of Common Stock or Warrants, and any other person who is a member of such group. (9) The term "Transfer Agent" shall mean the transfer agent with respect to the Common Stock nominated and appointed by the Board of Directors from time to time. (10) The term "Warrant" shall mean any securities issued or assumed by the Corporation, or any securities issuable by the Corporation in respect to issued securities which are convertible into, or which include the right to acquire, shares of Common Stock, whether or not the right to make such conversion or acquisition is subject to any contingencies, including, without limitation, warrants, options, calls, contracts to acquire securities, convertible debt instruments or any other interests treated as an option pursuant to Section 382(l)(3) of the Code. (11) The term "Warrant Agent" shall mean any warrant agent for any Warrants nominated and appointed by the Board of Directors from time to time. Section 12.2. Acquisition of Control Shares. -------------------------------------------- (1) If, at any time during the ten years from the effective date of these Articles of Incorporation, any Person shall acquire the beneficial ownership (as determined pursuant to Rules 13d-3 and 13d-5 under the Act) of more than 20% of any class of Common Stock, then the record holders of Common stock beneficially owned by such acquiring Person shall have only the voting rights set forth in this Section 12.2 on any matter requiring their vote or consent. With respect to each vote in excess of 20% of the voting power of the outstanding shares of Common Stock which such record holders would otherwise be entitled to cast without giving effect to this Section 12.2, the record holders in the aggregate shall be entitled to cast only one-hundredth of a vote. A Person who is a record owner of shares of Common Stock that are beneficially owned simultaneously by more than one person shall have, with respect to such shares, the right to cast the least number of votes that such person would be entitled to cast under this Section 12.2 by virtue of such shares being so beneficially owned by any of such acquiring Persons. The effect of the reduction in voting power required by this Section 12.2 shall be given effect in determination the presence of a quorum for purposes of convening a meeting of the stockholders of the Corporation.. (2) The limitation on voting rights prescribed by this Section 12.2 shall terminate and be of no force and effect as of the earliest to occur of: (i) the date that any person becomes the beneficial owner of shares of stock representing a majority of the total number of votes entitled to be cast in respect of all outstanding shares of stock, before giving effect to the reduction in votes prescribed by this Section 12.2; or

(ii) the date (the “Reference Date”) one day prior to the date on which, as a result of such limitation of voting rights, the Common Stock will be delisted from (including by ceasing to be temporarily or provisionally authorized for listing with) the New York Stock Exchange (the “NYSE”) or the American Stock Exchange (the “AMEX”), or be no longer authorized for inclusion (including by ceasing to be provisionally or temporarily authorized for inclusion) on the National Association of Securities Dealers, Inc. Automated Quotation System/National Market System (“NASDAQ/NMS”); provided, however, that (a) such termination shall not occur until the earlier of (x) the 90th day after the Reference Date or (y) the first day on or after a Reference Date that there is not pending a proceeding under the rules of the NYSE, the AMEX or the NASDAQ/NMS or any other administrative or judicial proceeding challenging such delisting or removal of authorization of the Common Stock, an application for listing of the Common stock with the NYSE or the AMEX or for authorization for the Common Stock to be including on the NASDAQ/NMS, or an appeal with respect to any such application, and (b) such termination shall not occur by virtue of such delisting or lack of authorization if on or prior to the earlier of the 90th day after the Reference Date or the day on which no proceeding, application or appeal of the type described in (y) above is pending, the Common Stock is approved for listing or continued listing on the NYSE or the AMEX or authorized for inclusion or continued inclusion on the NASDAQ/NMS (including any such approval or authorization which is temporary or provisional). Nothing contained herein shall be construed so as to prevent the Common Stock from continuing to be listed with the NYSE or AMEX or continuing to be authorized for inclusion on the NASDAQ/NMS in the event that the NYSE, AMEX or NASDAQ/NMS, as the case may be, adopts a rule or is governed by an order, decree, ruling or regulation of the Securities and Exchange Commission which provides in whole or in part that companies having Common Stock with differential voting rights listed on the NYSE or the Amex or authorized for inclusion on the NASDAQ/NMS may continue to be so listed or included.

Section 12.3. Exceptions. The restrictions contained in this Article XII shall not apply to (1) any underwriter or member ------------------------- of an underwriting or selling group involving a public sale or resale of securities of the Corporation or a subsidiary thereof; provided, however, that upon completion of the sale or resale of such securities, no such underwriter or member of such selling group is a beneficial owner of more than 4.9% of any class of equity security of the Corporation, (2) any revocable proxy granted pursuant to a proxy solicitation in compliance with section 14 of the Act by a stockholder of the Corporation or (3) any employee benefit plans of the Corporation. In addition, the Continuing Directors of the Corporation, the officers and employees of the Corporation and its subsidiaries, the directors of subsidiaries of the Corporation, the employee benefit plans of the Corporation and its subsidiaries, entities organized or established by the Corporation or any subsidiary thereof pursuant to the terms of such plans and trustees and fiduciaries with respect to such plans acting in such capacity shall not be deemed to be a group with respect to their beneficial ownership of voting stock of the Corporation solely by virtue of their being directors, officers or employees of the Corporation or a subsidiary thereof or by virtue of the Continuing Directors of the Corporation, the officers and employees of the Corporation and its subsidiaries and the directors of subsidiaries of the Corporation being fiduciaries or beneficiaries of an employee benefit plan of the Corporation or a subsidiary of the Corporation. Notwithstanding the foregoing, no director, officer or employee of the Corporation or any of its subsidiaries or group of any of them shall be exempt from the provisions of this Article XII should any such person or group become a beneficial owner of more than 20% of any class of equity security of the Corporation. Section 12.4. Construction. A majority of the Continuing Directors, as defined in Article XIII, shall have the power to --------------------------- construe and apply the provisions of Sections 12.2, 12.3 and 12.4 of this Article XII and to make all determinations necessary or desirable to implement such provisions, including but not limited to matters with respect to (1) the number of shares beneficially owned by any person, (2) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in the definition of beneficial ownership, (3) the application of any other definition or operative provision of this Article XII to the given facts or (4) any other matter relating to the applicability or effect of Sections 12.2, 12.3 and 12.4 of this Article XII. Any constructions, applications, or determinations made by the Continuing Directors pursuant to Sections 12.2, 12.3 and 12.4 of this Article XII in good faith and on the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon the Corporation and its stockholders. Section 12.5. Legend on Certificates. All certificates evidencing ownership of Common Stock or ownership of Warrants of --------------------------------------- the Corporation shall bear a conspicuous legend in compliance with the Nevada Revised Statutes describing the restrictions on transfers set forth in this Article XII. Section 12.6. Partial Invalidity. If any provision of this Article XII or any application of any such provision is ----------------------------------- determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

ARTICLE XIII

Approval of Certain Business Combinations

The stockholder vote required to approve Business Combinations (as hereinafter defined) shall be as set forth in this section. Section 13.1. Required Affirmative Vote. ---------------------------------------- (1) Except as otherwise expressly provided in this Article XIII, and in addition to any other vote required by law, the affirmative vote required by law, the affirmative vote of the holders of (i) at least a majority of the voting power of the outstanding shares entitled to vote thereon (and, if any class or series of shares is entitled to vote thereon separately the affirmative vote of the holders of at least a majority of the outstanding shares of each such class or series), and (ii) at least a majority of the outstanding shares entitled to vote thereon, not including shares deemed beneficially owned by a Related Person (as hereinafter defined), shall be required in order to authorize any of the following: (a) any merger or consolidation of the Corporation or a subsidiary of the Corporation with or into a Related person (as hereinafter defined);
(b) any sale, lease, exchange, transfer or other disposition, including without limitation, a mortgage or pledge, of all or any Substantial Part (as hereinafter defined) of the assets of the Corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary, to a Related Person;

(c) any merger or consolidation of a Related Person with or into the Corporation or a subsidiary of the Corporation;
(d) any sale, lease, exchange, transfer or other disposition of all or any Substantial Part of the assets of a Related Person to the Corporation or a subsidiary of the Corporation;

(e) the issuance of any securities of the Corporation or a subsidiary of the Corporation to a Related Person other than on a pro rata basis to all holders of capital stock of the Corporation of the same class or classes held by the Related person, pursuant to a stock split, stock dividend or distribution or warrants or rights, and other than in connection with the exercise or conversion of securities exercisable for or convertible into securities of the Corporation or any of its subsidiaries which securities have been distributed pro rata to all holders of capital stock of the Corporation;

(f) the acquisition by the Corporation or a subsidiary of the Corporation of any securities of a Related Person;
(g) any reclassification of the Common Stock of the Corporation, or any recapitalization involving the Common Stock of the Corporation or any similar transaction (whether or not with or into or otherwise involving a Related Person) that has the effect directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any subsidiary that are directly or indirectly owned by any Related Person; and

(h) any agreement, contract or other arrangement providing for any of the transactions described in this Article XIII.

(2) Such affirmative vote shall be required notwithstanding any other provision of these Articles of Incorporation, any provision of law, or any agreement with any regulatory agency or national securities exchange which might otherwise permit a lesser vote or no vote; provided, however, that in no instance shall the provisions of this Article XIII require the vote of greater than 85% of the voting power of the outstanding shares entitled to vote thereon for the approval of a Business Combination. (3) The term "Business Combination" as used in this Article XIII shall mean any transaction which is referred to in any one or more of subsection 13.1 (1)(a) through (h) above. Section 13.2. Exceptions. The provisions of section 13.1 shall not be applicable to any particular Business Combination, ------------------------- and such Business Combination shall require only such affirmative vote as is required by any other provision of these Articles of Incorporation, any provision of law, or any agreement with any regulatory agency or national securities exchange, if the Business Combination shall have been approved in advance by a two-thirds vote of the Continuing Directors (as hereinafter defined; provided, however, that such approval shall only be effective if obtained at a meeting at which a continuing Director Quorum (as hereinafter defined) is present. Section 13.3. Definitions. For the purposes of this Article XIII the following definitions apply: -------------------------- (1) The term "Related Person" shall mean and include (i) any individual, corporation, partnership or other person or entity which together with its "affiliates" or "associates" (as those terms are defined in the Act) "beneficially owns" (as that there is defined in the Act) in the aggregate 10% or more of the outstanding shares of the Common Stock of the Corporation; and (ii) any "affiliate" or "associate" (as those terms are defined in the Act) of any such individual, Corporation, partnership or other person or entity; provided, however, that the term "Related Person" shall not include the Corporation, any subsidiary of the Corporation, any employee benefit plan, employee stock plan of the Corporation or of any subsidiary of the Corporation, or any trust established by the Corporation in connection with the foregoing, or any person or entity organized, appointed, established or holding shares of capital stock of the Corporation for or pursuant to the terms of any such plan, nor shall such term encompass shares of capital stock of the Corporation held by any of the foregoing (whether or not held in a fiduciary capacity or otherwise). Without limitation, any shares of the Common Stock of the Corporation which any Related Person has the right to acquire pursuant to any agreement, or upon exercise or conversion rights, warrants or options, or otherwise, shall be deemed "beneficially owned" by such Related Person. (2) The term "Substantial Part" shall mean more than 25% of the total assets of the entity at issue, as of the end of its most recent fiscal year ending prior to the time the determination is made. (3) The term "Continuing Director" shall mean any member of the board of directors of the Corporation who is unaffiliated with and who is not the Related Person and was a member of the board prior to the time that the Related Person became a Related Person, and any successor of a Continuing Director who is unaffiliated with and who is not the Related Person and is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the board. (4) The term "Continuing Director Quorum" shall mean two-thirds of the Continuing Directors capable of exercising the powers conferred on them.

ARTICLE XIV

Evaluation of Business Combinations

In connection with the exercise of its judgment in determining what is in the best interests of the Corporation and of the stockholders, when evaluating a Business Combination (as defined in Article XIII) or a tender or exchange offer, the board of directors of the Corporation shall, in addition to considering the adequacy of the amount to be paid in connection with any such transaction, consider all of the following factors and any other factors which it deems relevant; (A) the social and economic effects of the transaction on the Corporation and its subsidiaries, employees and customers, creditors and other elements of the communities in which the Corporation and its subsidiaries operate or are located; (B) the business and financial condition and earnings prospects of the acquiring person or entity, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition and other likely financial obligations of the acquiring person or entity and the possible effect of such conditions upon the Corporation and its subsidiaries and the other elements of the communities in which the Corporation and its subsidiaries operate or are located; and (C) the competence, experience, and integrity of the acquiring person or entity and its or their management.

ARTICLE XV

Indemnification

Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him or her in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. The expenses of directors and officers incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this Article XV. Without limiting the application of the foregoing, the board of directors may adopt bylaws from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted under the laws of the State of Nevada, and may cause the Corporation to purchase and maintain directors and officers insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person. The indemnification provided in this Article XV shall continue as to a person who has ceased to be a director, officer, employee, agent, and shall inure to the benefit of the heirs, executors and administrators of such person. For purposes of this Article XV, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article XV.

ARTICLE XVI

Limitations on Directors’ and Officers’ Liability

A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except: (A) for any breach of the director's or officer duty of loyalty to the Corporation or its stockholders, (B) for acts or omissions that are not in good faith or that involve intentional misconduct or a knowing violation of law, (C) under Section 174 of the Nevada Revised Statutes, (D) the payment of distributions in violation of NRS 78.300, or (E) for any transaction from which the director or officer derived any improper personal benefit. If the Nevada Revised Statutes are amended after the date of filing of these Articles of Incorporation to further eliminate or limit the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Revised Statutes, as so amended. Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification.

ARTICLE XVII

Amendment of Bylaws

In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt, repeal, alter, amend and rescind the bylaws of the Corporation by a vote of majority of the board of directors. Notwithstanding any other provision of these Articles of Incorporation or the bylaws of the Corporation, and in addition to any affirmative vote required by law (and notwithstanding the fact that some lesser percentage may be specified by law), the bylaws shall be adopted, repealed, altered, amended or rescinded by the stockholders of the Corporation only by the vote of the holders of not less than a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting), or, as set forth above, by the board of directors.

ARTICLE XVIII

Amendment of Articles of Incorporation

Subject to the provisions hereof, the Corporation reserves the right to repeal, alter, amend or rescind any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by law, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding the foregoing at any time and from time to time, the provisions set forth in Articles VIII, IX, X, XI, XII, XIII, XIV, XV, XVI, XVII and this Article XVIII may be repealed, altered, amended or rescinded in any respect only if the same is approved by the affirmative vote of the holders of not less than a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as a single class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting).

ARTICLE XIX

Incorporator

The name and address of the incorporator signing these Articles of Incorporation is as follows:
                                    M.S. Romo
                                    Sonfield and Sonfield
                                    Suite 435
                                    770 South Post Oak Lane
                                    Houston, Texas 77056
I, the Undersigned, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the Nevada Revised Statutes, do make and file these Articles of Incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set my hand this _______ day of September, 2000. /s/M.S. Romo -------------------------------------------- M.S. Romo STATE OF TEXAS COUNTY OF HARRIS On this ____ day of September 2000, before me, a Notary Public personally appeared M.S. Romo, who acknowledged that she executed the above instrument. _____________________________ Notary Public

CERTIFICATE OF ACCEPTANCE OF APPOINTMENT BY RESIDENT AGENT

The 1st Nevada Agents hereby accepts the appointment as Resident Agent of the above named corporation. 1st Nevada Agents Resident Agent
By:      _/s/Christine Braun______________________________    Date:    __________________
         -------------------
         Christine Braun, President

CERTIFICATE OF AMENDMENT

(Pursuant to NRS 78380)

--------------------------------------------------------------------------------------------------------------------------------------- Certificate of Amendment to Articles of Incorporation ----------------------------------------------------- For Nevada Profit Corporations ------------------------------ (Pursuant to NRS 78.380 - Before Issuance of Stock) -Remit in Duplicate- 1. Name of Corporation: Sterling Media Capital Group, Inc.

        2. The articles have been amended as follows (provide article numbers, if available): Article I – The name of the corporation is Sterling Capital Investment Group, Inc.

3. The under signed declare that they constitute at least two-thirds of the incorporators (check) __X__, or the board of ------------------- ------------- - --------- directors (check) ___. --------- 4. The date upon which the original articles of incorporation were filed with the Secretary of State: 9/27/00. 5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued. 6. Signature: /s/M.S. Romo ---------------------------------------- M.S. Romo, Incorporator

EXHIBIT C

2000 DIRECTORS AND EMPLOYEES STOCK OPTION AND STOCK AWARD PLAN

--------------------------------------------------------------------------------------------------------------------------------------- SECTION 1. PURPOSE OF THE PLAN. The purpose of the Sterling Media Capital Group, Inc. 2000 Directors and Employees Stock Option and Stock Award Plan ("Plan") is to maintain the ability of Sterling Media Capital Group, Inc., a Nevada corporation (the "Company") and its subsidiaries to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the Company and its subsidiaries. In addition the Plan is intended to encourage ownership of common stock, $.001 par value ("Common Stock"), of the Company by the directors, employees and consultants of the Company and its Affiliates (as defined below) and to provide increased incentive for such persons to render services and to exert maximum effort for the success of the Company business. The Plan provides eligible employees and consultants the opportunity to participate in the enhancement of shareholder value by the grants of options, stock appreciation rights, awards of restricted stock, bonuses and/or fees payable in unrestricted stock, or any combination thereof. In addition, the Company expects that the Plan will further strengthen the identification of the directors, employees and consultants with the stockholders. Certain options to be granted under this Plan are intended to qualify as Incentive Stock Options ("ISOs") pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), while other options granted under this Plan will be nonqualified options which are not intended to qualify as ISOs ("Nonqualified Options"), either or both as provided in the agreements evidencing the options as provided in Section 6 hereof. Employees, consultants and directors who participate or become eligible to participate in this Plan from time to time are referred to collectively herein as "Participants". As used in this Plan, the term "Affiliates" means any "parent corporation" of the Company and any "subsidiary corporation" of the Company within the meaning of Code Sections 424(e) and (f), respectively. SECTION 2. ADMINISTRATION OF THE PLAN. (a) Composition of Committee. The Plan shall be administered by the Compensation Committee (the "Committee") ------------------------- designated by the Board of Directors of the Company (the "Board"), which shall also designate the Chairman of the Committee. If the Company is governed by Rule 16b-3 promulgated by the Securities and Exchange Commission ("Commission") pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), no director shall serve as a member of the Committee unless he or she is a "disinterested person" within the meaning of such Rule 16b-3. (b) Committee Action. The Committee shall hold its meetings at such times and places as it may determine. A ----------------- majority of its members shall constitute a quorum, and all determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote of its members at a meeting duly called and held. The Committee may designate the Secretary of the Company or other Company employees to assist the Committee in the administration of the Plan, and may grant authority to such persons to execute award agreements or other documents on behalf of the Committee and the Company. Any duly constituted committee of the Board satisfying the qualifications of this Section 2 may be appointed as the Committee. (c) Committee Expenses. All expenses and liabilities incurred by the Committee in the administration of the Plan ------------------- shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons. SECTION 3. STOCK RESERVED FOR THE PLAN. Subject to adjustment as provided in Section 6(m) hereof, the aggregate number of shares of Common Stock that may be issued or optioned under the Plan is 2,550,000. The shares subject to the Plan shall consist of authorized but unissued shares of Common Stock and such number of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan or the termination of the last of the options granted under the Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Should any option expire or be cancelled prior to its exercise in full, the shares theretofore subject to such option may again be made subject to an option under the Plan. Not less often than annually the number of shares of Common Stock that may be issued or optioned under the Plan will be increased. The number of shares of such increase shall be an amount such that immediately after such increase the total number of shares issuable under the Plan and reserved for issuance upon exercise of outstanding options will equal 15% of the total number of issued and outstanding shares of Common Stock of the Company. SECTION 4. ELIGIBILITY. The Participants shall include directors, employees, including officers, of the Company and its divisions and subsidiaries, and consultants who provide bona fide services to the Company. Participants are eligible to be granted options, restricted stock, unrestricted stock and other awards under this Plan and to have their bonuses and/or consulting fees payable in restricted stock, unrestricted stock and other awards. A Participant who has been granted an option hereunder may be granted an additional option or options, if the Committee shall so determine. SECTION 5. GRANT OF OPTIONS. (a) Committee Discretion. The Committee shall have sole and absolute discretionary authority (i) to determine, --------------------- authorize, and designate those persons pursuant to this Plan who are to receive options, restricted stock, or Common Stock under the Plan, (ii) to determine the number of shares of Common Stock to be covered by such grant or such options and the terms thereof, (iii) to determine the type of Common Stock granted: Restricted stock unrestricted Common Stock or a combination of restricted and unrestricted Common Stock, and (iv) to determine the type of option granted: ISO, Nonqualified Option or a combination of ISO and Nonqualified Options. The Committee shall thereupon grant options in accordance with such determinations as evidenced by a written option agreement. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the option agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan. (b) Stockholder Approval. All options granted under this Plan are subject to, and may not be exercised before, the approval --------------------- of this Plan by the stockholders prior to the first anniversary date of the Board meeting held to approve the Plan, by the affirmative vote of the holders of a majority of the outstanding shares of the Company present, or represented by proxy, and entitled to vote thereat, or by written consent in accordance with the laws of the State of Nevada, provided that if such approval by the stockholders of the Company is not forthcoming, all options previously granted under this Plan shall be void. (c) Limitation on Incentive Stock Options. The aggregate fair market value (determined in accordance with Section -------------------------------------- 6(b) of this Plan at the time the option is granted) of the Common Stock with respect to which ISOs may be exercisable for the first time by any Participant during any calendar year under all such plans of the Company and its Affiliates shall not exceed $250,000. SECTION 6. TERMS AND CONDITIONS. Each option granted under the Plan shall be evidenced by an agreement, in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate. (a) Option Period. The Committee shall promptly notify the Participant of the option grant and a written agreement ------------- shall promptly be executed and delivered by and on behalf of the Company and the Participant, provided that the option grant shall expire if a written agreement is not signed by said Participant (or his agent or attorney) and returned to the Company within 60 days from date of receipt by the Participant of such agreement. The date of grant shall be the date the option is actually granted by the Committee, even though the written agreement may be executed and delivered by the Company and the Participant after that date. Each option agreement shall specify the period for which the option thereunder is granted (which in no event shall exceed ten years from the date of grant) and shall provide that the option shall expire at the end of such period. If the original term of an option is less than ten years from the date of grant, the option may be amended prior to its expiration, with the approval of the Committee and the Participant, to extend the term so that the term as amended is not more than ten years from the date of grant. However, in the case of an ISO granted to an individual who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its Affiliate ("Ten Percent Stockholder"), such period shall not exceed five years from the date of grant. (b) Option Price. The purchase price of each share of Common Stock subject to each option granted pursuant to the Plan ------------- shall be determined by the Committee at the time the option is granted and, in the case of ISOs, shall not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted, as determined by the Committee. In the case of an ISO granted to a Ten Percent Stockholder, the option price shall not be less than 110% of the fair market value of a share of Common Stock on the date the option is granted. The purchase price of each share of Common Stock subject to a Nonqualified Option under this Plan shall be determined by the Committee prior to granting the option. The Committee shall set the purchase price for each share subject to a Nonqualified Option at either the fair market value of each share on the date the option is granted, or at such other price as the Committee in its sole discretion shall determine. At the time a determination of the fair market value of a share of Common Stock is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate. (c) Exercise Period. The Committee may provide in the option agreement that an option may be exercised in whole, ---------------- immediately, or is to be exercisable in increments. In addition, the Committee may provide that the exercise of all or part of an option is subject to specified performance by the Participant. However, no portion of any option may be exercisable by a Participant prior to the approval of the Plan by the stockholders of the Company. (d) Procedure for Exercise. Options shall be exercised by the delivery of written notice to the Secretary of the ----------------------- Company setting forth the number of shares with respect to which the option is being exercised. Such notice shall be accompanied by cash or cashier's check, bank draft, postal or express money order payable to the order of the Company, or at the option of the Committee, in Common Stock theretofore owned by such Participant (or any combination of cash and Common Stock). Notice may also be delivered by fax or telecopy provided that the purchase price of such shares is delivered to the Company via wire transfer on the same day the fax is received by the Company. The notice shall specify the address to which the certificates for such shares are to be mailed. A Participant shall be deemed to be a stockholder with respect to shares covered by an option on the date the Company receives such written notice and such option payment. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Participant certificates for the number of shares with respect to which such option has been so exercised, issued in the Participant's name or such other name as Participant directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Participant at the address specified pursuant to this Section 6(d). (e) Termination of Employment. If an executive officer to whom an option is granted ceases to be employed by the --------------------------- Company for any reason other than death or disability, any option which is exercisable on the date of such termination of employment may be exercised during a period beginning on such date and ending at the time set forth in the option agreement; provided, however, that if a Participant's employment is terminated because of the Participant's theft or embezzlement from the Company, disclosure of trade secrets of the Company or the commission of a willful, felonious act while in the employment of the Company (such reasons shall hereinafter be collectively referred to as "for cause"), then any option or unexercised portion thereof granted to said Participant shall expire upon such termination of employment. Notwithstanding the foregoing, no ISO may be exercised later than three months after an employee's termination of employment for any reason other than death or disability. (f) Disability or Death of Participant. In the event of the determination of disability or death of a Participant ----------------------------------- under the Plan while he or she is employed by the Company, the options previously granted to him may be exercised (to the extent he or she would have been entitled to do so at the date of the determination of disability or death) at any time and from time to time, within a period beginning on the date of such determination of disability or death and ending at the time set forth in the option agreement, by the former employee, the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the option shall pass by will or the laws of descent and distribution, but in no event may the option be exercised after its expiration under the terms of the option agreement. Notwithstanding the foregoing, no ISO may be exercised later than one year after the determination of disability or death. A Participant shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he or she is incapable of performing services for the Company of the kind he or she was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician. (g) Assignability. An option shall not be assignable or otherwise transferable except by will or by the laws of ------------- descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder. During the lifetime of a Participant, an option shall be exercisable only by him. (h) Incentive Stock Options. Each option agreement may contain such terms and provisions as the Committee may ------------------------- determine to be necessary or desirable in order to qualify an option designated as an incentive stock option. (i) Restricted Stock Awards. Awards of restricted stock under this Plan shall be subject to all the applicable ------------------------- provisions of this Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine: (A) Awards of restricted stock may be in addition to or in lieu of option grants. Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted stock. During a period set forth in the agreement (the "Restriction Period"), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted stock; except that such shares may be used, if the agreement permits, to pay the option price pursuant to any option granted under this Plan, provided an equal number of shares delivered to the Participant shall carry the same restrictions as the shares so used. Shares of restricted stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient's directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a division or subsidiary, or (iv) if provided in the agreement, there is a "change in control" of the Company (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. Unless and to the extent otherwise provided in the agreement, shares of restricted stock shall be forfeited and revert to the Company upon the recipient's termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a subsidiary or division, or, to the extent provided in the agreement, a "change in control" of the Company (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted stock held by such recipient. Certificates for restricted stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to the Company by the recipient, together with a stock power endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.
(B) Restricted Stock shall become free of the foregoing restrictions upon expiration of the applicable Restriction Period and the Company shall then deliver to the recipient Common Stock certificates evidencing such stock. Restricted stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

(j) Bonuses and Past Salaries and Fees Payable in Unrestricted Stock. ----------------------------------------------------------------
(A) In lieu of cash bonuses otherwise payable under the Company’s or applicable division’s or subsidiary’s compensation practices to employees and consultants eligible to participate in this Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a bonus otherwise payable shall be determined by dividing such bonus amount by the fair market value of one share of Common Stock on the date the bonus is payable, with fair market value determined as of such date in accordance with Section 6(b).

(B) In lieu of salaries and fees otherwise payable by the Company's to employees and consultants eligible to participate in this Plan that were incurred for services rendered during the years of 2000, the Committee, in its sole discretion, may determine that such unpaid salaries and fees shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such awards shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a salaries and fees otherwise payable shall be determined by dividing each calendar month's of unpaid salary or fee amount by the average trading value of the Common Stock for the calendar month during which the subject services were provided. (k) No Rights as Stockholder. No Participant shall have any rights as a stockholder with respect to shares covered ------------------------ by an option until the option is exercised by the written notice and accompanied by payment as provided in clause (d) above. (l) Extraordinary Corporate Transactions. The existence of outstanding options shall not affect in any way the -------------------------------------- right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the foregoing a "Fundamental Change"), then thereafter upon any exercise of an option theretofore granted the Participant shall be entitled to purchase under such option, in lieu of the number of shares of Common Stock as to which option shall then be exercisable, the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Participant had been the holder of record of the number of shares of Common Stock as to which such option is then exercisable. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary), (iii) any person or entity (including a "group" as contemplated by Section 13(d)(3) of the Exchange Act) acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Common Stock, (iv) the Company is to be dissolved and liquidated, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event in clauses (i) through (v) above is referred to herein as a "Corporate Change"), the Committee, in its sole discretion, may accelerate the time at which all or a portion of a Participant's options may be exercised for a limited period of time before or after a specified date. (m) Changes in Company's Capital Structure. If the outstanding shares of Common Stock or other securities of the Company, ---------------------------------------- or both, for which the option is then exercisable shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, or reorganization, the number and kind of shares of Common Stock or other securities which are subject to the Plan or subject to any options theretofore granted, and the option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares or other securities without changing the aggregate option price. (n) Acceleration of Options. Except as hereinbefore expressly provided, (i) the issuance by the Company of shares ----------------------- of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to options theretofore granted or the purchase price per share, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary to provide equitable treatment to Participant. Notwithstanding anything to the contrary contained in this Plan, the Committee may, in its sole discretion, accelerate the time at which any option may be exercised, including, but not limited to, upon the occurrence of the events specified in this Section 6, and is authorized at any time (with the consent of the Participant) to purchase options pursuant to Section 7. SECTION 7. RELINQUISHMENT OF OPTIONS. (a) The Committee, in granting options hereunder, shall have discretion to determine whether or not options shall include a right of relinquishment as hereinafter provided by this Section 7. The Committee shall also have discretion to determine whether an option agreement evidencing an option initially granted by the Committee without a right of relinquishment shall be amended or supplemented to include such a right of relinquishment. Neither the Committee nor the Company shall be under any obligation or incur any liability to any person by reason of the Committee's refusal to grant or include a right of relinquishment in any option granted hereunder or in any option agreement evidencing the same. Subject to the Committee's determination in any case that the grant by it of a right of relinquishment is consistent with Section 1 hereof, any option granted under this Plan, and the option agreement evidencing such option, may provide:
(i) That the Participant, or his or her heirs or other legal representatives to the extent entitled to exercise the option under the terms thereof, in lieu of purchasing the entire number of shares subject to purchase thereunder, shall have the right to relinquish all or any part of the then unexercised portion of the option (to the extent then exercisable) for a number of shares of Common Stock to be determined in accordance with the following provisions of this clause (i):

(A) The written notice of exercise of such right of relinquishment shall state the percentage of the total number of shares of Common Stock issuable pursuant to such relinquishment (as defined below) that the Participant elects to receive;

(B) The number of shares of Common Stock, if any, issuable pursuant to such relinquishment shall be the number of such shares, rounded to the next greater number of full shares, as shall be equal to the quotient obtained by dividing (i) the Appreciated Value by (ii) the purchase price for each of such shares specified in such option;

(C) For the purpose of this clause (C), “Appreciated Value” means the excess, if any, of (x) the total current market value of the shares of Common Stock covered by the option or the portion thereof to be relinquished over (y) the total purchase price for such shares specified in such option;

(ii) That such right of relinquishment may be exercised only upon receipt by the Company of a written notice of such relinquishment which shall be dated the date of election to make such relinquishment; and that, for the purposes of this Plan, such date of election shall be deemed to be the date when such notice is sent by registered or certified mail, or when receipt is acknowledged by the Company, if mailed by other than registered or certified mail or if delivered by hand or by any telegraphic communications equipment of the sender or otherwise delivered; provided, that, in the event the method just described for determining such date of election shall not be or remain consistent with the provisions of Section 16(b) of the Exchange Act or the rules and regulations adopted by the Commission thereunder, as presently existing or as may be hereafter amended, which regulations exempt from the operation of Section 16(b) of the Exchange Act in whole or in part any such relinquishment transaction, then such date of election shall be determined by such other method consistent with Section 16(b) of the Exchange Act or the rules and regulations thereunder as the Committee shall in its discretion select and apply;

(iii) That the “current market value” of a share of Common Stock on a particular date shall be deemed to be its fair market value on that date as determined in accordance with Paragraph 6(b); and

(iv) That the option, or any portion thereof, may be relinquished only to the extent that (A) it is exercisable on the date written notice of relinquishment is received by the Company, and (B) the holder of such option pays, or makes provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to such relinquishment.

(b) The Committee shall have sole discretion to consent to or disapprove, and neither the Committee nor the Company shall be under any liability by reason of the Committee's disapproval of, any election by a holder of an option to relinquish such option in whole or in part as provided in Paragraph 7(a), except that no such consent to or approval of a relinquishment shall be required under the following circumstances. Each Participant who is subject to the short-swing profits recapture provisions of Section 16(b) of the Exchange Act ("Covered Participant") shall not be entitled to receive shares of Common Stock when options are relinquished during any window period commencing on the third business day following the Company's release of a quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such release ("Window Period"). A Covered Participant shall be entitled to receive shares of Common Stock upon the relinquishment of options outside a Window Period. (c) The Committee, in granting options hereunder, shall have discretion to determine the terms upon which such options shall be relinquishable, subject to the applicable provisions of this Plan, and including such provisions as are deemed advisable to permit the exemption from the operation from Section 16(b) of the Exchange Act of any such relinquishment transaction, and options outstanding, and option agreements evidencing such options, may be amended, if necessary, to permit such exemption. If an option is relinquished, such option shall be deemed to have been exercised to the extent of the number of shares of Common Stock covered by the option or part thereof which is relinquished, and no further options may be granted covering such shares of Common Stock. (d) Neither any option nor any right to relinquish the same to the Company as contemplated by this Paragraph 7 shall be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder. (e) Except as provided in Section 7(f) below, no right of relinquishment may be exercised within the first six months after the initial award of any Option containing, or the amendment or supplementation of any existing option agreement adding, the right of relinquishment. (f) No right of relinquishment may be exercised after the initial award of any option containing, or the amendment or supplementation of any existing option agreement adding the right of relinquishment, unless such right of relinquishment is effective upon the Participant's death, disability or termination of his relationship with the Company for a reason other than "for cause." SECTION 8. AMENDMENTS OR TERMINATION. The Board may amend, alter or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any Participant, without his consent, under any option theretofore granted, or which, without the approval of the stockholders, would: (i) except as is provided in Section 6(k) of the Plan, increase the total number of shares reserved for the purposes of the Plan, (ii) change the class of persons eligible to participate in the Plan as provided in Section 4 of the Plan, (iii) extend the applicable maximum option period provided for in Section 6(a) of the Plan, (iv) extend the expiration date of this Plan set forth in Section 15 of the Plan, (v) except as provided in Section 6(k) of the Plan, decrease to any extent the option price of any option granted under the Plan or (vi) withdraw the administration of the Plan from the Committee. SECTION 9. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and exercise of options thereunder, and the obligation of the Company to sell and deliver shares under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Any adjustments provided for in subparagraphs 6(j), (k) and (i) shall be subject to any shareholder action required by Nevada corporate law. SECTION 10. PURCHASE FOR INVESTMENT. Unless the options and shares of Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, and the Company has determined that such registration is unnecessary, each person acquiring or exercising an option under this Plan may be required by the Company to give a representation in writing that he or she is acquiring such option or such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. SECTION 11. TAXES. (a) The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options granted under this Plan. (b) Notwithstanding the terms of Paragraph 11 (a), any Participant may pay all or any portion of the taxes required to be withheld by the Company or paid by him or her in connection with the exercise of a nonqualified option by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with Paragraph 6(b), equal to the amount required to be withheld or paid. A Participant must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). All such elections are irrevocable and subject to disapproval by the Committee. Elections by Covered Participants are subject to the following additional restrictions: (i) such election may not be made within six months of the grant of an option, provided that this limitation shall not apply in the event of death or disability, and (ii) such election must be made either six months or more prior to the Tax Date or in a Window Period. Where the Tax Date in respect of an option is deferred until six months after exercise and the Covered Participant elects share withholding, the full amount of shares of Common Stock will be issued or transferred to him upon exercise of the option, but he or she shall be unconditionally obligated to tender back to the Company the number of shares necessary to discharge the Company's withholding obligation or his estimated tax obligation on the Tax Date. SECTION 12. REPLACEMENT OF OPTIONS. The Committee from time to time may permit a Participant under the Plan to surrender for cancellation any unexercised outstanding option and receive from the Company in exchange an option for such number of shares of Common Stock as may be designated by the Committee. The Committee may, with the consent of the person entitled to exercise any outstanding option, amend such option, including reducing the exercise price of any option to not less than the fair market value of the Common Stock at the time of the amendment and extending the term thereof. SECTION 13. NO RIGHT TO COMPANY EMPLOYMENT. Nothing in this Plan or as a result of any option granted pursuant to this Plan shall confer on any individual any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate an individual's employment at any time. The option agreements may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence. SECTION 14. LIABILITY OF COMPANY. The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant or other persons as to: (a) The Non-Issuance of Shares. The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and (b) Tax Consequences. Any tax consequence expected, but not realized, by any Participant or other person due to the exercise of any option granted hereunder. SECTION 15. EFFECTIVENESS AND EXPIRATION OF PLAN. The Plan shall be effective on the date the Board adopts the Plan. If the stockholders of the Company fail to approve the Plan within twelve months of the date the Board approved the Plan, the Plan shall terminate and all options previously granted under the Plan shall become void and of no effect. The Plan shall expire ten years after the date the Board approves the Plan and thereafter no option shall be granted pursuant to the Plan. SECTION 16. NON-EXCLUSIVITY OF THE PLAN. Neither the adoption by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases. SECTION 17. GOVERNING LAW. This Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the State of Nevada and applicable federal law. SECTION 18. CASHLESS EXERCISE. The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions. or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes. IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing by directors of the Company, Sterling Media Capital Group, Inc., has caused these presents to be duly executed in its name and behalf by its proper officers thereunto duly authorized as of this ___ day of September, 2000. STERLING MEDIA CAPITAL GROUP, INC. By: ----------------------------------------- Paul C. Nussbaum President and Chief Executive Officer ATTEST: By: ----------------------------------------- David C. Annin, Secretary 3 ---------------------------------------------------------------------------------------------------------------------------------------

EXHIBIT D

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PERIODIC REPORT ON FORM 8-K FILED JULY 24, 2000

UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT - Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: July 7, 2000 STERLING MEDIA CAPITAL GROUP, INC. (formerly Electro-Kinetic Systems, Inc.) (Exact name of registrant as specified in its charter)
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             Pennsylvania                              2-85175W                              22-1954716
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(State or other jurisdiction                   (Commission File Number)                   (I.R.S. Employer
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           Of incorporation)                                                             Identification No.)
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--------------------------------------------------------------------------------------------------------------------------------------- 7136 S. Yale Ave., Suite 300 Tulsa, OK 74136 (Address of principal offices) (Zip Code) Registrants telephone number, including area code: (918)524-3715 525 Washington Blvd.(36th Floor) Jersey City New Jersey 07310 (Former Address) Item 1. Changes in Control of Registrant General On July 7, 2000, Electro-Kinetic Systems, Inc. ("EKS") and Sterling Media Fund Managers, L.L.C., an Oklahoma limited liability company ("Sterling Managers"), completed the transactions contemplated by the Letter Agreement (the "Letter Agreement" dated June 7, 2000 and attached hereto as Exhibit "A") pursuant to which EKS acquired 15% of the equity interests in Sterling Managers. On the same day EKS changed its name to Sterling Media Capital Group, Inc. ("Sterling Media" or the "Registrant" or the "Company"). Thereafter, on the 10th day of July 2000, Sterling Media acquired the remaining 85% equity interest in Sterling Managers with Sterling Managers continuing as a wholly-owned subsidiary of Sterling Media. Sterling Managers currently manages a pool of non-cash assets with a total net value, based on independent third party appraisals, of approximately $500,000,000. Sterling intends to leverage the assets under its management to raise investment capital and to invest in growth companies as venture capital as well as asset backed investments. As a result of the acquisition, the equity holders of Sterling Managers and the persons holding contingent right to an equity interest in Sterling Managers now own approximately 91.5% of the voting stock of Sterling Media, which has changed its name to Sterling Media Capital Group, Inc. Neither the acquisition nor the name change required the approval of stockholders of Sterling Media. As provided for in the June 7, 2000 Letter of Agreement, upon completion of the first step in the transaction, Dwight L. Pierce was appointed as the new President/CEO and director, Bob L. McGiboney as Executive Vice President and director and David C. Annin as the new Secretary and director, Paul A. Nussbaum as director and Chairman of the Board of Directors and Gilbert F. Amelio as director of Sterling Media. The previous officers and directors thereby resigning. Because of the change in ownership of voting stock and the composition of the board after the acquisition, there was a change in control of EKS upon completion of the acquisition. Upon completion of the acquisition, all of the outstanding equity interests and commitments to issue equity interests of Sterling Managers were converted into: 46,000,000 shares of Sterling Media common stock; and 4,276,471 shares of Sterling Media Series A Convertible Senior Preferred Stock, no par value, convertible into 427,647,100 shares of Sterling Media common stock (or 100 shares of common stock for each share of preferred stock). The Sterling Media preferred stock gives the holder thereof the right to vote together with the Sterling Media common stock. Each of the 4,276,471 shares of Sterling Media preferred stock issued in the acquisition entitle the holder thereof to 100 votes on all matters, except as otherwise required by law, with the Sterling Media common stock.

The Sterling Media preferred stock was issued in the acquisition because the Articles of Incorporation of Sterling Media currently authorize Sterling Media to issue 90,000,000 shares of common stock and 10,000,000 shares of preferred stock, the latter with such powers and preferences as the board of directors of Sterling Media shall determine. As of July 3, 2000, Sterling Media had 44,000,000 shares of common stock outstanding and reserved for issuance upon exercise of outstanding options and warrants. Therefore, the Sterling Media preferred stock was issued because of the inadequacy of the number of shares of Sterling Media common stock authorized and available for issuance in the acquisition.

It is intended that an amendment of the Articles of Incorporation of Sterling Media will be proposed to Sterling Media stockholders for amendment to increase the number of shares of common stock that Sterling Media is authorized to issue. If the Articles of Incorporation are so amended, all outstanding shares of the Sterling Media preferred stock issued and reserved for issuance in the acquisition will be automatically converted into Sterling Media common stock by their terms. The former holders of equity interests in Sterling Managers as majority stockholders of Sterling Media and the newly elected board of directors of Sterling Media have the power to cause such an amendment to be adopted and approved which will occur at a special meeting of Sterling Media stockholders. The acquisition will be accounted for as a reverse acquisition of Sterling Media by Sterling Managers under the purchase method. As a result, the historical financial statements of Sterling Managers prior to the acquisition will become the financial statements of the registrant, and the results of operations of Sterling Media will be combined with Sterling Managers effective with the acquisition. Item 2. Acquisition or Disposition of Assets See discussion under Item 1 above. For more information concerning the acquisition, please see (i) the Letter Agreement which has been filed as an exhibit, and (ii) the information set forth in the Information Statement, dated June 21, 2000 and filed with the Securities and Exchange Commission on June 21, 2000, pursuant to Section 14(f) of the Securities Exchange Act of 1934 and SEC Rule 14f-1. Item 3. Forward-Looking Statements The information in this Form 8-K includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. Sterling Managers includes this statement for the express purpose of availing itself of the protections of these safe harbor provisions with respect to all of the forward-looking statements Sterling Managers makes. The forward-looking statements in this Form 8-K reflect Sterling Managers's current views with respect to possible future events and financial performance. They are subject to certain risks and uncertainties, including without limitation the absence of significant revenues, financial resources, significant competition and those other risks and uncertainties discussed herein that could cause Sterling Managers's actual results to differ materially from its historical results or those that Sterling Managers hopes to achieve. In this Form 8-K, the words, "anticipates," "plans," "believes," "expects," "intends," "future" and similar expressions identify certain forward-looking statements. Please do not place undue reliance on the forward-looking statements contained in this Form 8-K. Sterling Managers undertakes no obligation to announce publicly revisions Sterling Managers may make to these forward-looking statements to reflect the effect of events or circumstances that may arise after the date of this Form 8-K. All written and oral forward-looking statements made subsequent to the date of this Form 8-K and attributable to Sterling Managers or persons acting on its behalf are expressly qualified in their entirety by this section. Sterling Managers Sterling Managers was established in April 1999 as an asset management company that manages a pool of non-cash, media-based assets with a total appraised fair market value, based on independent third party appraisals, of $476,694,000 (unaudited) as of 3-31-00. These media credits are held in Sterling Media Capital Fund I, L.P. By late summer of 2000, three new media based mutual funds are planned to be added under the management of Sterling Managers such that the total net asset base under management could substantially increase by the end of the year. If Sterling Managers are able to execute on their business plan, then the assets under management by Sterling Managers are intended to be used in such a fashion so as to provide income from a combination of management fees plus a "profits interest" to Managers in concert with other third parties. The pools of assets under management are planned to be held by four different entities, namely: Sterling Media Capital Fund I, L.P. and subsidiaries Sterling Managers is the managing general partner of Sterling Media Capital Fund I, L.P. ("Fund I"), its operating subsidiary, Sterling Media Investment Group, L.P. ("SMIG"), and other Portfolio subsidiaries (collectively the "portfolio companies"). Fund I, operating in conjunction with SMIG, operates as a non-cash, media-based mutual fund with Sterling Managers acting as its financial advisor and managing partner. Fund I and SMIG receive non-cash investment capital in the form of pre-paid advertising time and/or space ("media credits") in exchange for its equity securities (partnership participations). It is then the responsibility of Sterling Managers to invest those media credits in one form or another into projects in exchange for a profits/equity interest in each such project. Fund I and SMIG are in the process of negotiating a credit facility using a pool of media credits into cash for direct investment. There can be no assurance that the Company will be successful in this objective. The methodology being used in this process requires first an appraisal of the "fair market value" of each of its media credits from two third-party, independent and credentialed professionals, then the utilization of these appraisals as a basis of value in the securitization process of the media credits. The plan is to use the media credits as collateral enhancement for certain targeted assets to be purchased which would form the asset backed collateral package for multiple debt issues, which are intended to be funded by the private or public capital markets. The third-party appraisers are JWT Specialized Communications, a division of the J. Walter Thompson Company, and Satterfield and Perry, appraisers of media properties. If successful, the funds raised from the capital markets in this manner would be invested in companies or projects in selected industries, which could include real estate, Internet and hi-tech, education for profit, consumer products, and others, in exchange for equity positions in those companies or projects. Some of the media credits could be invested directly into companies which need media for growth and are willing to exchange a portion of their equity securities for media credits. It is intended that most of the media credits would be used by Sterling Managers to collaterally enhance other assets, being acquired by its portfolio companies and others, to facilitate the funding for the portfolio companies projects through access to the capital markets. Sterling Managers' principal responsibility is to manage the media credits and cash assets of its various affiliated funds and partnerships, and to offer proactive investment and management direction to its investee portfolio companies. As its compensation, Sterling Managers is to be paid origination fees upon initiation of the investments, annual residual fees from its ongoing projects and portfolio companies, plus a participation in the profits of the projects/portfolio companies (which, according ---- to the partnership agreements, are intended to range up to 50% of the partnership's share of the profits realized by the projects/portfolio companies). Additionally, other projects are being planned which would be managed through Sterling Media Capital Group, Inc. or one of its affiliates. Those plans include: Guaranty Capital Credit, L.L.C. Sterling Managers, has in the planning stages, a transaction involving SMIG and two other unrelated third-party companies, which would establish a new financial guaranty company, to be named Guaranty Capital Credit, L.L.C. ("GCC"). Plans call for it to be capitalized for $600,000,000 in cash and other auditable non-cash assets. The business model for GCC calls for GCC to be a monoline insurance company which would be in business to issue investment grade financial guaranties to credit enhance debt for qualified companies. The GCC financial guarantees would give the recipient companies access to the capital markets for investment grade rated corporate debt issues (which projects would normally be relegated to the high-yield debt markets). This could save the otherwise high-yield debt candidate companies substantial dollars in financing costs, plus should allow their corporate debt issues to be more marketable. The investment grade debt markets also provide the investors in the debts much greater marketability and liquidity in the secondary markets. Sterling Managers views this market for rated financial guarantees as a niche in the corporate debt financing markets that is not being adequately served today. The plan calls for Sterling Managers to own one-third of GCC and control one-third of the board seats and to participate in the management of GCC's intended initial $600,000,000 net asset base. Because of the conservative underwriting guidelines which GCC intends to implement, the net asset reserves of GCC should grow ratably with its growing book of business, which could conceivably reach $2,000,000,000 in risk coverage per year. For its investment position, the plan calls for Sterling Managers to be compensated by certain management fees and profit participations. The implementation of the plan is highly speculative and there can be no assurance that the GCC plan will materialize and if it does materialize that it will be profitable. Sterling Media Capital Fund III, L.P. and Sterling Media Capital Fund IV, L.P. Two new media based mutual funds are planned to be established for which Sterling Managers would be the managing general partner. Those would be designated Sterling Media Capital Fund III, L.P. respectively and Sterling Media Capital Fund IV, L.P. Negotiations are under way with two New York media buying companies, each of which would serve as the non-managing general partner of Fund III and Fund IV respectively and each would be responsible for acquiring the limited partner investors to exchange media credits for an interest in the respective fund in which the non-managing general partner participates. A similar business model would be used by Fund III and Fund IV as in Fund I. The profitability of Fund III and Fund IV would depend on the same factors as Fund I. There can be no assurance that Funds III or V will be established and if they are established that the business plan will be executed in a profitable way. Sterling Media Capital Fund V, L.P. Another media based mutual fund is being planned for which Sterling Managers would be the managing general partner, namely Sterling Media Capital Fund V, L.P. Discussions are presently in progress for the prospective non-managing general partner of Fund V to be a major rebate and rewards services firm based in Los Angeles, CA that has a client base that includes a number of Internet-based companies who collectively exercise control over the banner advertising media activity in and around 50,000 or more Internet web sites which have traffic of over 1,250,000,000 "hits" per month. Accordingly, Fund V will represent mostly Internet-related media-based assets. A similar business model will be used for Fund V as is being used for Fund I. There can be no assurance that Fund V will materialize and if it does materialize that it will execute its business plan in a profitable manner.

The Market

Although there are companies that are engaged in the barter of media credits for goods, services and equity participations, Sterling Media believes it has developed a distinctive business model whereby non-cash assets in the form of media credits are acquired from the media industry and used as a form of collateral, by means of securitization. The media credits are monetized when they are pledged along with other assets which are being acquired with the borrowed funds. The assets which are acquired with the borrowed funds are expected to produce a sufficient return to enable the repayment of the debt and return a profit to the fund partnerships. This is an unproven business model and there can be no assurance that the business plan can be executed in such a fashion so as to, at a minimum, repay its debt, and at optimum, render a profit for distribution to the partners. Sterling Media does not know of any other company operating with the same or similar business plan and therefore cannot evaluate the market with respect to the effect of competition on the business plan. How Media Companies Benefit by Using Sterling Mangers and the Pools of Assets it Manages It is estimated that the traditional media industry (not including the internet based media) in the United States sells over $215,000,000,000 of its available advertising time and/or space for cash. It is further estimated that this aggregate sales volume represents, at most, only 70% of the industry's total available advertising time and/or space. Therefore, 30% of the available media time/space goes unsold each year. The Sterling Media Capital Fund business model offers those smaller and less recognized media companies the opportunity to join together with other such smaller media companies and pool the resources of their respective unsold media inventories, which, under the management of Sterling Managers and Sterling Media, has the prospect of producing a financial return on their investment.

Growth Strategy

The ability of Sterling Media to grow its assets and develop its income base is directly related to its ability to increase the amount of assets under its management and its ability to successfully access the corporate capital markets. Recognizing this, Sterling Media has put in place a two level growth strategy which is designed to both significantly increase the amount of non-cash media based assets under its management and to increase it chances of success in accessing the capital markets. Sterling Media is planning to establish three new media capital funds, namely, Funds III, IV and V to increase its non cash assets under management. Sterling Media will be the managing general partner for each of these planned new asset pools. Sterling Media's management has been involved for several months in extended negotiations with a major reinsurance company, in an effort to establish and operate a new partially owned subsidiary, Guaranty Capital Credit, L.L.C. ("GCC"), which could, with the sponsorship and assistance of the reinsurer, be able to issue investment grade rated financial guaranties to credit enhance the proposed corporate debt issues of the Sterling Media Capital Group portfolio companies and other third parties. There can be no assurance that either or both of these growth strategies will be successful.

Customers and Services

The Sterling Media business model recognizes two types of customers: 1. The owners of the media based assets that it manages. Sterling Media proposes three types of services to its media investors who have contributed the media credits: (a) management of the media credits after they are invested in the fund, including (but not limited to managing the process of converting the media credit to cash; and

(b) management of the process of investing the media credits and/or cash derived from same into investment opportunities; and (c) management of the process of overseeing the investment portfolios and providing continued management assistance and expertise (from inside and outside of Sterling Media) to the investee Sterling Media Capital portfolio companies. 2. The recipient projects or portfolio companies who receive the media credits and/or cash derived from same. Sterling Media proposes two types of services to its project/portfolio company clients:

        (a) Venture Capital in the form of media credits or cash or combination thereof, which is provided in a somewhat conventional format, except that Sterling Media, through one or more of its subsidiaries plans to take a significant, and, in most cases, a controlling position in the asset or company which receives the investment capital;

        (b) Management expertise and assistance, provided to the projects or portfolio company(s) by one or more members of the Sterling Media Capital Group’s management team.

Sales and Marketing

All sales and marketing efforts of Sterling Media are carried out by its directors, top management, and a small staff of media, financial, and management personnel. Also, Sterling Media plans to engage and rely on outside third party professionals to assist in sales, marketing, and management of its business activities.

Competition

Except for media barter companies referred to earlier, the management of Sterling Media believes there is no significant competition for its efforts to acquire media credits from small to middle size media company investors with the concept of converting those media credits received into currency and investing same for profit. With regard to the investing side of Sterling Media's and its media capital fund customers, the major competition is the vast number of private and public venture capital companies that offer, in one form or another, venture capital to start up and emerging companies and projects. It is the view of management that Sterling Media will have a significant and sufficient flow of good and qualified investment opportunities from which to choose in its planned function as the manager of the investment portfolios of its media capital funds. With regard to Guaranty Capital Credit, LLC, substantial competition will come from the many other qualified and well capitalized companies in the financial guaranty/surety bond industry.

Government Regulation

Currently, the company has no operations which, to its knowledge, would be considered a "Regulated Business." The company is subject to the various federal and state securities regulations. To the extent that a portfolio company is in a regulated business, it would be subject to those regulations and appropriate disclosure. Item 4. Management of Sterling Media Capital Group, Inc. ---------------------------------------------------------
                        Name                           Age                               Position
                        ----                           ---                               --------

           Paul A. Nussbaum                            53               Chairman of the Board of Directors

           Dwight L. Pierce                            54               President/CEO and Director

           Bob L. McGiboney                            58               Executive Vice President and Director

           David C. Annin                              33               Vice President, Secretary and Director

           Gilbert F. Amelio                           57               Director
Mr. Paul A. Nussbaum became a Director and Chairman of the Board of Directors of the company in July 2000. Mr. Nussbaum is a private investor and Chairman Emeritus of Wyndham International, Inc., (NYSE: WYN), successor by merger to Patriot American Hospitality, Inc. From 1991-1999 he served successively as the Founder, Chairman and Chief Executive Officer of Patriot American Hospitality, Inc., a real estate investment trust (and its predecessor Patriot American Group). From 1979 to 1991, Mr. Nussbaum served as Chairman of the real estate practice group of Schulte Roth and Zabel, a law firm with offices in New York, New York and Palm Beach, Florida. From 1971 to 1979, he was an associate and later a partner for Dreyer and Traub law firm in New York City. Mr. Nussbaum has a Bachelors of Art from the State University of New York at Buffalo and a Juris Doctors Degree from Georgetown University Law Center. Mr. Dwight L. Pierce became President, CEO and a Director of the company in April 1999. Prior to his association with Sterling Mr. Pierce served as President of Remington University, a six campus technical college institution from 1991 thru 1997. He is currently a Principal, since 1996 in SunLase, Inc. Mr. Pierce holds the Juris Doctors Degree from the University of Arkansas at Little Rock. Mr. Bob L. McGiboney became a Director and Executive Vice President of the company in June of 2000 and has been a member of the Advisory Board of Directors since August of 1999. Mr. McGiboney has been President and CEO of Lucre Funding Group, Inc. since 1991, a private investment banking firm. He has also served as Managing Director of Capital Markets for First London Securities and Managing Director of Corporate Finance for MG Securities Corporation. In 1971 Mr. McGiboney began with Prudential Bache Securities as an Account Executive, served as Senior Vice President from 1977, and was appointed to serve on the Chairman's Council. From 1968 to 1971 he served as Quality Control Manager at Texas Instruments in Dallas, Texas. He has worked as a laboratory manager specializing in Laser and Fiber Optic Research and Standards, and Environmental Testing with two large aerospace and defense contractors. Mr. McGiboney has a Bachelors of Science degree in Physics and a degree in Systems Management at Florida Institute of Technology. Mr. David C. Annin became Vice President, Secretary and a Director of the company in April 1999. Prior to his association with Sterling Mr. Annin was involved in several medium sized real estate development projects throughout California and Texas. From 1989 to 1998 he was the principal of a mid-sized sales and distribution organization based in Los Angeles, California. He has a background in strategic planning, operations and business administration. Dr. Gilbert F. Amelio became a Director of the company in October of 1999. Dr. Amelio served as chairman and CEO of Apple Computer from February 1996 to July 1997. Prior to that, he was chairman, president and CEO of National Semiconductor, and before that, president of Rockwell Communications Systems. Dr. Amelio began his career with Bell Laboratories in 1968. Since then he has accumulated over 30 years of high technology experience and has managed businesses in semiconductors, telecommunications and computers. He holds 16 patents alone or jointly. Dr. Amelio is an IEEE Fellow. He served as a director of the Semiconductor Industry Association and as its chairman for two years. He also served on the board of governors of the Electronics Industries Association and as a member of the executive committee of the Business and Higher Education Forum. Dr. Amelio is a director of SBC, Inc. (NYSE: SBC) and a director of 6 other private company boards. He is a principal in a private venture capital fund. Dr. Amelio earned bachelors, masters and doctorate degrees in Physics from the Georgia Institute of Technology. The post-merger entity, Sterling Media Investment Group, Inc., is to be viewed as a continuation of Sterling Media Fund Managers, L.L.C. Item 5. Indemnification and Conflicts of Interest Policies The Board of Directors has adopted the following Officer and Director Indemnification Policy and Conflicts of Interest Policy: Officer and Director Indemnification Policy The Board of Directors has authorized indemnification of each of the officers and directors. A copy of the Indemnification Agreement is attached as Exhibit B. Conflicts of Interest Policy The Board of Directors has adopted the following Conflicts of Interest Policy:
The Officers and Directors have the unlimited right to make investments and participate in businesses for their own account, including investments and businesses competitive with the Corporation, without having or incurring any obligation to disclose or to offer any such investment or business opportunity to the Corporation. Furthermore, the Officers and Directors will not be required to devote full time to the business of the Corporation but rather only such time as is necessary to carry out and conduct the business of the Corporation.

The Officers and Directors shall have the right to invest privately in securities of organizations with the same business objective as those of the Corporation. The Officers and Directors may trade for their own account in public or private securities that are purchased or held by the Corporation, and do business with independent entities that have the same investment objectives as the Corporation. In addition, it may occasionally be necessary for the Officers and Directors to allocate limited investment opportunities among the Corporation and others on a basis deemed appropriate. Shareholders of the Corporation will not have access to the trading records of the Officers and Directors.

Item 6. Employees and Facilities

At this time, Sterling Media Capital Group, Inc. and its subsidiaries collectively have 10 personnel employed which are located in two locations. The corporate offices of Sterling Media Capital Group, Inc. are located at 7136 S. Yale Ave., Suite 300, Tulsa, OK 74136. Some administrative offices are located at 4570 Westgrove Drive, Suite 220, Addison, TX 75001.

Item 7. Litigation

The Company is not a defendant in any past or present litigation. The Company is a plaintiff in a Declaratory Judgment Action in state court, Tulsa County, Tulsa, Oklahoma. There are no monetary issues involved in the litigation.

Item 8. Risk Factors

YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING RISK FACTORS IN ADDITION TO THE OTHER INFORMATION SET FORTH IN THIS PROSPECTUS BEFORE PURCHASING SHARES IN THE COMPANY. INVESTING IN THE COMPANY'S COMMON STOCK INVOLVES A HIGH DEGREE OF RISK INVESTMENT RISK IN THE STOCK OF STERLING MEDIA CAPITAL GROUP, INC. INVESTING IN THE COMPANY'S STOCK IS HIGHLY SPECULATIVE AND YOU COULD LOSE SOME OR ALL OF THE AMOUNT YOU INVEST. The value of the Company's common stock may decline and may be affected by numerous market conditions, which could result in the loss of some or all of your investment in the Company's shares. The securities markets frequently experience extreme price and volume fluctuation which affect market prices for securities of companies. General economic conditions will also affect the Company's stock price. INVESTING IN THE COMPANY'S SHARES MAY BE INAPPROPRIATE FOR YOUR RISK TOLERANCE. Investing in the Company's shares may be inappropriate for your risk tolerance. The Fund's investments in accordance with its investment objective and principal strategies may result in an above average amount of risk and volatility or loss of principal. The Funds investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in the Company's shares may not be suitable for you. THERE CAN BE NO ASSURANCE THAT THE COMPANY, ACTING AS A GENERAL PARTNER TO VARIOUS MEDIA FUNDS, WILL BE ABLE TO USE THE MEDIA CREDITS AS AN ASSET FROM WHICH BORROWING CAN BE ACCOMPLISHED. The business model in managing the various media credit funds is primarily dependent on being able to access the capital markets using the media credits as collateral. This is a new and innovative financial model, which as yet is unproven. Not only does a significant amount of the Company's revenue come from placement fees associated with the successful securitization and monetization of the media credits, but also a significant amount of the Company's revenue is expected to come from a profit's participation with the limited partners in the expected profits to be achieved from the investing of the funds accessed from the capital markets using the media credits as collateral. PORTFOLIO INVESTMENT RISKS The investments which Sterling Media Capital Group, Inc. makes through various subsidiaries and portfolio companies must be profitable in order for the business model to be competent. The following risk must be considered. THE INABILITY OF THE STERLING MEDIA PORTFOLIO COMPANIES TO DEVELOP COMMERCIALLY VIABLE PRODUCTS OR BUSINESSES WOULD HAVE A NEGATIVE IMPACT ON THE COMPANY'S INVESTMENT RETURNS. The possibility that the Sterling Media portfolio companies will not be able to commercialize their product or business concept presents significant risk. Thus, the ultimate success of these companies often depends on their ability to continually innovate in increasingly competitive markets. Their inability to do so could affect the Company's investment returns. THE INABILITY OF THE STERLING MEDIA PORTFOLIO COMPANIES TO SUCCESSFULLY MARKET THEIR PRODUCTS OR SERVICES WOULD HAVE A NEGATIVE IMPACT ON THE COMPANY'S INVESTMENT RETURNS. Even if the Sterling Media portfolio companies are able to develop commercially viable products or services, the market for new products and services is highly competitive and rapidly changing. Commercial success is difficult to predict and the marketing efforts of the Sterling Media portfolio companies may not be successful. AN INVESTMENT STRATEGY FOCUSED PRIMARILY ON PRIVATELY-HELD COMPANIES PRESENTS CERTAIN CHALLENGES, INCLUDING THE LACK OF AVAILABLE INFORMATION ABOUT THESE COMPANIES, A DEPENDENCE ON THE TALENTS AND EFFORTS OF ONLY A FEW INDIVIDUAL PORTFOLIO COMPANY MANAGERS AND A GREATER VULNERABILITY TO ECONOMIC DOWNTURNS. Sterling Media will invest primarily in privately-held companies. Generally, very little public information exists about these companies and Sterling Media will be required to rely on the Company's ability to obtain adequate information to evaluate the potential returns from investing in these companies. Also, privately-held companies frequently have less diverse product lines and smaller market presence than larger competitors. They are thus generally more vulnerable to economic downturns and may experience substantial variations in operating results. These factors could affect the Company's investment returns. THE STERLING MEDIA PORTFOLIO COMPANIES WILL LIKELY HAVE SIGNIFICANT COMPETITION, BOTH FROM OTHER EARLY-STAGE COMPANIES AND MORE ESTABLISHED COMPANIES. Emerging growth companies often face significant competition, both from other early-stage companies and from more established companies. Early-stage competitors may have strategic capabilities such as an innovative management team or an ability to react quickly to changing market conditions, while more established companies may possess significantly more experience and greater financial resources than the Sterling Media portfolio companies. These factors could affect the Company's investment returns. THE COMPANY'S INVESTMENT RETURNS WILL DEPEND ON THE SUCCESS OF THE STERLING MEDIA PORTFOLIO COMPANIES AND, ULTIMATELY, THE ABILITIES OF THEIR KEY PERSONNEL. The Company's success will depend upon the success of the Sterling Media portfolio companies. Their success, in turn, will depend in large part upon the abilities of their key personnel. The day-to-day operations of the Sterling Media portfolio companies will remain the responsibility of their key personnel. Competition for qualified personnel is intense at any stage of a company's development and high turnover of personnel is common in a booming economy. The loss of one or a few key managers can hinder or delay a company's implementation of its business plan. The Sterling Media portfolio companies may not be able to attract and retain qualified managers and personnel. Any inability to do so may negatively impact the Company's investment returns. SOME OF THE STERLING MEDIA PORTFOLIO COMPANIES MAY NEED ADDITIONAL CAPITAL, WHICH MAY NOT BE READILY AVAILABLE. Companies in which we make seed or expansion round investments will often require substantial additional equity financing to satisfy their continuing working capital requirements. Each round of venture financing is typically intended to provide a company with only enough capital to reach the next stage of development. The Company cannot predict the circumstances or market conditions under which the Sterling Media portfolio companies will seek additional capital. It is possible that one or more of the Sterling Media portfolio companies will not be able to raise additional financing or may be able to do so only at a price or on terms which are unfavorable to the Company, either of which could negatively impact the Company's investment returns. THERE ARE SIGNIFICANT POTENTIAL CONFLICTS OF INTEREST WHICH COULD IMPACT THE COMPANY'S INVESTMENT RETURNS. There are significant potential conflicts of interest inherent in the Company's structure and business model. The principals of the company perform or may perform similar services for other investment funds and serve as officers or directors of other entities, and are thus not able to devote all of their time to the Company. They may also have obligations to investors in those other investment funds, the fulfillment of which might not be in the best interests of the Company. Finally, the interests of a company in which we invest may, from time to time, conflict with the best interests of one or more of the Sterling Media shareholders. VALUING THE COMPANY'S PORTFOLIO IN THE FUTURE WILL BE DIFFICULT AND INEXACT AND MAY NOT REFLECT THE TRUE VALUE OF THE COMPANY'S INVESTMENTS IN PORTFOLIO COMPANIES. The Sterling Media board of directors will value the Company's portfolio from time to time based on their best estimate of the value of each of the Company's individual investments in portfolio companies. There is typically no public market for the securities of small, privately-held companies. The Sterling Media board of directors may also consult with accounting firms, investment banks and other consulting firms when needed, to assist in valuation of the Company's investments. Portfolio valuation, however, is inherently subjective. The net asset value set by the Sterling Media board of directors may not reflect the price at which you could sell the Company's shares in the open market. THE COMPANY'S RETURNS MAY BE SUBSTANTIALLY LOWER THAN THE AVERAGE RETURNS HISTORICALLY REALIZED BY PORTFOLIO MANAGERS WHO INVEST IN SIMILAR INDUSTRIES. THE BUSINESS OF CAPITAL INVESTING IS GROWING, AND WITH MORE CAPITAL READILY AVAILABLE, THE COMPANY'S SUCCESS WILL BE LARGELY DEPENDENT ON A CONTINUING SUPPLY OF FAVORABLE INVESTMENT OPPORTUNITIES. There has been a significant amount of new capital invested in venture capital funds in recent years and this trend is likely to continue. With the amount of capital available, some companies that may have had difficulty in obtaining funding in the past may be able to do so, notwithstanding that the chances for success in these investments may be marginal. In addition, there is likely to be an increasing amount of competition among venture capital funds for the best investment prospects, particularly in the Internet and information technology sectors. Thus, Sterling Media's success will be largely dependent on the Company's ability to find the most favorable opportunities in a highly competitive venture capital market, while avoiding the marginal prospects. Item 9. Financial Statements and Exhibits (a) Financial Statements. Financial Statements for the Company are not included in this Filing. The financial statements will be filed within the required statutory period by an amended filing of this form. (b) Pro Forma Financial Statements Financial Statements for the Company are not included in this Filing. The financial statements will be filed within the required statutory period by an amended filing of this form. Item 10. Exhibits (a) Letter Agreement among Electro-Kinetic Systems, Inc., Sterling Media Fund Managers, L.L.C. and on behalf of the shareholders of membership interest of Sterling Media Fund Managers, L.L.C. dated as of June 7, 2000 (incorporated by reference to Form 8-K (File No. 000-12564) filed with the SEC on June 14, 2000). (b) Press Release of Electro-Kinetic Systems, Inc. dated June 8, 2000 (incorporated by reference to Form 8-K (File No. 000-12564) filed with the SEC on June 14, 2000). (c) Certificate of Designations of Series A Convertible Preferred Stock of Sterling Media. (d) Press Release of Sterling Media Capital Group, Inc. dated July 7, 2000. SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. Sterling Media Capital, Inc. By:_______________________________ Dwight L. Pierce President and Chief Executive Officer Date: July 24, 2000

EXHIBIT A

ELECTRO-KINETIC SYSTEMS, INC. 525 Washington Blvd., Ste. 3600, Jersey City, New Jersey 07310 Telephone (201) 216-0100 - Facsimile (201) 216-1105 --------------------------------------------------------------------------------------------------------------------------------------- June 6, 2000 Mr. Dwight L. Pierce, President/CEO Mr. David Annin, Vice President Sterling Media Fund Managers, L.L.C. General Partner Sterling Media Capital Fund, L.P. and Sterling Media Investment Group, L.P. Via Facsimile No. (972) 248-4815 -------------------------------- 7136 S. Yale Avenue, Suite 300 Tulsa, Oklahoma 74136 Re: Acquisition of Sterling Media Fund Managers, L.L.C. by Electro-Kinetic Systems, Inc. ------------------------------------------------------------------------------------ Gentlemen: The Board of Directors of Electro-Kinetic Systems, Inc. ("EKS"), a Pennsylvania corporation, has authorized the undersigned to execute this Letter Agreement whereby EKS shall acquire Sterling Media Fund Managers, L.L.C. ("Managers"), an Oklahoma limited liability company, from its shareholders of membership interest (the "Managers Shareholders") in an exchange (the "Exchange Transaction") for Forty Six Million of EKS Class A common stock (the "Acquisition EKS Shares"). After the Exchange Transaction, Managers will be fifteen percent (15%) owned by EKS, and the Acquisition EKS Shares would be owned collectively by the Managers Shareholders (and individually by each of the Managers Shareholders in their appropriate pro-rata amounts). This letter (the "Letter Agreement") will set forth the terms and conditions upon which the Exchange Transaction shall be consummated. 1. Legal Effect. ------------ This Letter Agreement is intended to be, and does constitute, a legally binding contract between the parties for the transactions contemplated herein. 2. Exchange Transaction. -------------------- A. The closing of the Exchange Transaction contemplated herein is contingent upon the approval by 100% of the Managers Shareholders and the holders of all of the "Convertible Promissory Note(s)" now issued by Managers, such approvals to be evidenced by written consent to be duly requested and received on or before 5:00 P.M. on June 16, 2000. B. Immediately after receipt of notice by Managers of the approvals required in paragraph 2.A. above, the Board of Directors of EKS will adopt, by unanimous consent as provided in Section 1727 of the Pennsylvania Business Corporation Law of 1988, resolutions authorizing: (i) the change of name by EKS to Sterling Media Fund Managers, Inc. or other name selected by the holders of the newly issued Acquisition EKS Shares;
(ii) execution of this Letter Agreement and issuance of the 46,000,000 common shares of EKS upon the terms and subject to the conditions contained herein;

(iii) cancellation of all outstanding warrants, options or obligations to issue any securities of EKS over and above a total of 44,000,000 common shares issued or to be issued. However, while included in the 44,000,000 share total, the two outstanding options for 3,500,000 shares may be exercised up to 30 days after closing otherwise they will expire; and

(iv) appointment of Atlas Stock Transfer Corporation, Salt Lake City, Utah, as transfer agent for all of the shares of capital stock of EKS;

C. The closing (the "Closing") shall take place upon such date (the "Closing Date") as the parties hereto may mutually agree upon, but shall be no later than June 27, 2000. The Closing shall take place at the offices of Ballon, Stoll, Bader and Nadler, P.C., 1450 Broadway, New York, New York 10018-2268, or at such place in New York, New York as may be mutually agreed upon by the parties. At the Closing, the following will occur:
(i) EKS will deliver to Managers Shareholders certificates representing 46,000,000 authorized and previously unissued shares of common stock of EKS. The certificates shall contain the customary restrictive legend and be issued in names of registered owners and in such denominations requested by Managers Shareholders. The Acquisition EKS Shares shall represent a majority of the total issued and outstanding equity interest of EKS as of the date of Closing;

(ii) Managers Shareholders will deliver to EKS the certificates representing fifteen percent (15%) of the outstanding equity interest of Managers, duly endorsed (or with duly executed stock powers) so as to make EKS the sole owner thereof free and clear of all claims and encumbrances except as specifically assumed by EKS. Simultaneously, on the Closing date, EKS will deliver the certificates representing the Acquisition EKS Shares to Managers Shareholders;

(iii) EKS will deliver to Managers a certificate from the Department of State of the Commonwealth of Pennsylvania dated not more than fifteen (15) days prior to the date of Closing to the effect that EKS is in good standing under the laws of the said Commonwealth;

(iv) EKS will deliver to Managers all corporate records of EKS, including without limitation corporate minute books (which shall contain copies of the Articles of Incorporation and By-Laws, as amended to the Closing), stock books, stock transfer books, corporate seals, and such other corporate books and records as may reasonably requested by the Managers Shareholders and their counsel;

(v) Managers will deliver to EKS a Certificate from the Secretary of State of Oklahoma dated at or about the date of Closing that Sterling Media Capital Fund I, L.P. and Sterling Media Investment Group, L.P. are each in good standing under the laws of said state; (vi) Managers is now and, following the Closing, shall be the sole general partner of Sterling Media Capital Fund I, L.P., and Sterling Media Investment Group, L.P., each of which is an Oklahoma limited partnership (a copy of each Limited Partnership Agreement has been delivered to representatives of EKS); and
(vii) The corporate financial records, minute books, and other documents and records of EKS are to be available to Managers at the time of the Closing and turned over to new management in their entirety at Closing. Such records are complete and correct and have been maintained in accordance with good business and accounting practices.

D. Immediately after the closing the existing Board of Directors of EKS will resign and cause the designees of the holders of the newly issued Acquisition EKS Shares to be elected to fill the vacancies created by the resignations of the present EKS directors. The newly elected directors of EKS will take the following corporate action: (i) cause EKS to: (a) indemnify the former officers and directors against any liability, cost or expense arising out of the Exchange Transaction; and (b) provide piggy-back registration rights to the holders of restricted securities issued upon exercise of conversion rights or options prior to the Closing; (ii) authorize the payment of all reasonable attorneys' fees to Ballon, Stoll, Bader and Nadler, P.C. that remain unpaid after the Closing;
(iii) amend the capitalization of EKS such that after the amendment a total of 17 million common shares are outstanding of which the present holders of 44,000,000 shares of Class A Common Stock own not less than 1,445,000 shares (being 8.5% of the total) of common stock and the holders of the remaining 46,000,000 shares of Class A Common Stock and remaining outstanding equity interest of Managers own 15,555,000 shares of new Common stock and 100% of the equity interest of Managers is owned by EKS;

(iv) procure the prompt preparation and file with the Securities and Exchange Commission appropriate notice describing this transaction on Form 8-K or other applicable form, and otherwise comply with the provisions of the Securities Exchange Act of 1934;

(v) procure the preparation of a disclosure statement containing the necessary information to comply with Rule 15(c)2(11) promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 and file such forms with one or more firms who are members of the National Association of Securities Dealers, Inc. (“NASD”) who make a market in the securities of EKS;

(vi) as promptly as possible after the Exchange Transaction, prepare, file with the Securities and Exchange Commission pursuant to the Exchange Act of 1934 and distribute to Shareholders of EKS an information statement pursuant to SEC Rule 14-F, and 10 days thereafter resign as directors of EKS (prior to definitive action being taken regarding an information statement containing the information specified in Schedule 14-C, which Managers agree will be prepared, filed with the Securities and Exchange Commission and distributed to Shareholders of EKS 20 days prior to any shareholder or corporate action taken by EKS to acquire the balance of the shares of ownership interest in Managers);

(vii) prepare and file with the Securities and Exchange Commission a Preliminary and Definitive Schedule 14-C and 14-F as may be required within the time allowed, together with an Information Statement for distribution to the shareholders of EKS describing the amendment to the Articles of Incorporation, the reincorporation as well as any other action to be taken by the shareholders at a special meeting called for that purpose; and

(viii) apply to the Standard & Poor’s editorial board to approve the Company for a full description in Standard & Poor’s Standard Corporation Manual, Standard & Poor’s Daily News Section, coverage of the Company as part of the S&P Market Access Program and coverage on Standard & Poor’s Internet Site, www.advisorinsight.com, as well as S&P Marketscope and the S&P Stock Guide database.

3. Representations and Warranties of the Managers Shareholders ----------------------------------------------------------- A. Subject to the shareholder's written consent as set forth in Paragraph 2.A. above, the record and beneficial owners of 100% of the shares of ownership interest in Managers shall agree to the terms of this Letter Agreement and authorize the undersigned representatives of Managers Shareholders to execute this Letter Agreement and consummate the Exchange Transaction in accordance with its terms. B. The Managers Shareholders who will participate (in person or by written proxy) in the Exchange Transaction shall be the record and beneficial owners of 100% of the equity interest of the Managers as of the date of Closing. C. Managers is the general partner and manager in good standing of Sterling Media Capital Fund I, L.P., an Oklahoma limited partnership and Sterling Media Investment Group, L.P., an Oklahoma limited partnership. D. At the time of the Closing, except for this Agreement, there will be no outstanding options, contracts, calls, commitments, agreements or demands of any character relating to the equity ownership interest of the Managers. E. The unaudited financial statements of the Managers as at May 31, 2000 have been delivered to representatives of EKS. The financial statements of Managers as at May 31, 2000 shall be examined by independent auditors and delivered by the Managers Shareholders to EKS prior to the Closing. Based on internal preliminary unaudited financial statements, it is estimated that Managers will have a net worth in excess of $2,000,000. F. The outstanding shares of ownership interest of Managers are validly issued, fully paid and non-assessable. G. Upon receipt of a written request to do so, the representatives of the Managers Shareholders executing this Agreement shall cause to be delivered to EKS prior to closing, copies of complete and accurate records of all meetings, filings, and other corporate actions of the shareholders and board of directors of Managers. H. The execution and delivery of this Letter Agreement does not, and the consummation of the transaction contemplated hereby will not, violate any provision of the certificate/articles of formation or bylaws of Managers, or any provisions thereof, or result in the acceleration of any obligation under, any mortgage lien, lease, agreement, instrument, court order, arbitration award, judgment or decree to which Managers is a party, or by which it is bound, and will not violate any other restriction of any kind or character to which it is subject. I. To the best of the knowledge of the parties signing on behalf of the Managers Shareholders (which parties constitute the management of Managers), there are no material liabilities of Manager except as represented on the unaudited and audited financial statements described in paragraph E of this Section 3, whether accrued, absolute, contingent or otherwise, which arose or relate to any transaction of Managers, its agents or servants occurring prior to the statement date, which are not disclosed by or reflected in the current reported financial statements. There are no such liabilities of Managers which have arisen or relate to any transaction of Managers, its agents or servants, occurring since the statement date, other than normal liabilities incurred in the normal conduct of the business of Managers, and none of which have a material adverse effect on the business or financial condition of Managers. As of the date hereof, there are no known circumstances, conditions, happenings, events or arrangements, contractual or otherwise, which may hereafter give rise to liabilities, except in the normal course of business of the Managers. The representations made herein shall also be true and correct as of the date of Closing. J. Managers is duly formed and validly existing and in good standing under the laws of the State of Oklahoma and has all requisite power necessary to do business in any jurisdiction wherein Managers conducts its business. 4. Representations and Warranties of the EKS ------------------------------------------ A. EKS has, and at the Closing will have, authority to issue the Acquisition EKS Shares, representing a majority interest in EKS, which are being transferred hereunder to the Managers Shareholders. B. EKS shall be the record and beneficial owner of 100% of the ownership interests in the Acquisition EKS Shares prior to Closing. C. EKS is a Pennsylvania corporation whose shares are, and as of the date of Closing, registered pursuant to Section 12 (G) of the Securities Exchange Act of 1934 and qualified for quotation on the NASD Electronic Bulletin Board operated by the NASD. D. At the time of the Closing, except for this Agreement, there will be no outstanding options, contracts, calls, commitments, agreements or demands of any character relating to the capital stock of EKS. E. The financial statements of EKS shall be current and in accordance with the routine reporting status of the NASD Electronic Bulletin Board (current 10-K's, 10-Q's, etc.). F. At the time of Closing, EKS shall be trading on the NASD Electronic Bulletin Board with at least two market makers active and trading in EKS common stock. G. The outstanding shares of EKS are and on the Closing Date will be, legally and validly issued and non-assessable. H. EKS shall deliver to the Managers Shareholders, at their written request prior to closing, copies of complete and accurate records of all meetings, filings, and other corporate actions of the shareholders and Board of Directors of EKS. I. The execution and delivery of this Letter Agreement does not, and the consummation of the transaction contemplated hereby will not violate any provision of the certificate/articles of incorporation or bylaws of EKS, or any provisions thereof, or result in the acceleration of any obligation under, any mortgage, lien lease, agreement, instrument, court order, arbitration award, judgment or decree to which EKS is a party, or by which it is bound, and will not violate any other restriction of any kind or character to which it is subject. J. EKS has the authority to issue one hundred million (100,000,000) shares of capital stock, of which ninety million (90,000,000) are shares of Class A common stock, no par value, and ten million (10,000,000) are shares of preferred stock, no par value. At the date of Closing, including the Acquisition EKS Shares to be issued hereunder, ninety million (90,000,000) shares of Class A common stock and none of the preferred shares will be issued and outstanding. K. To the best of the knowledge of management of EKS, there are no material liabilities of EKS, whether accrued, absolute, contingent or otherwise, which arose or relate to any transaction of EKS, its agents or servants occurring prior to the date of the financial statements included in EKS's Form 10-QSB for the quarterly period ended March 31, 2000 filed with the Securities and Exchange Commission ("Statement Date"), which are not disclosed by or reflected in said financial statements, (i) except an accrued tax liability of approximately $5,000 by a former subsidiary, and (ii) except a note payable by EKS in the amount of $25,000 that is deemed uncollectable because of the four year statute of limitations. There are no such liabilities of EKS which have arisen or relate to any transaction of EKS, its agents or servants, occurring since the Statement Date, other than liabilities incurred in the ordinary conduct of the business of EKS consistent with the prior conduct of its business, and none of which have a material adverse effect on the business or financial condition of EKS. As of the date hereof, there are no known circumstances, conditions, happenings, events or arrangements, contractual or otherwise, which may hereafter give rise to liabilities, except in the ordinary course of business of the EKS consistent with the prior conduct of its business. L. The representations made herein shall also be true and correct as of the date of Closing. M. EKS is duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has all requisite power necessary to do business in any jurisdiction wherein EKS conducts its business. 5. Miscellaneous. -------------- A. The EKS shares will be issued to the Managers Shareholders without registration under the Securities Act of 1933 or the securities laws of any state of the United States. Therefore, the EKS shares will be restricted securities as defined in Rule 144 of the Securities Act of 1933, an appropriate legend will be stamped on each certificate representing such shares and stop orders will be issued to the transfer agent. B. It is the intention of the parties hereto to cooperate with each other to raise up to $3,000,000 in cash for EKS from the sale of certain debt and/or equity securities of EKS, immediately after the Closing. However, there is no assurance that the parties hereto will be successful is raising these. The cooperative best efforts of the parties hereto to raise such funds shall continue after Closing toward that end, such that as soon as is practicable the total $3,000,000 in cash funds will be raised for the use and benefit of EKS. C. At any time, and from time to time, after the Closing, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement; D. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed. E. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested to the following addresses, or such other addresses as are given to other parties in the manner set forth herein.
                  EKS:                  Electro-Kinetic Systems, Inc.
                                        525 Washington Blvd., Suite 3600
                                        Jersey City, New Jersey 07310
                                        Attn:  Raymond L. Burke, President and CEO
                                        Tel:  (201) 216-0100
                                        Fax:  (201) 216-1105
                  With a copy to:       Ballon, Stoll, Bader and Nadler, P.C.
                                        1450 Broadway
                                        New York, New York 10018-2268
                                        -----------------------------
                                        Attn:  Robert M. Shepard, Esq.
                                        Tel:  (212) 575-7900
                                        Fax: (212) 764-5060

                  Managers:             Sterling Media Fund Managers, L.L.C.
                                        7136 S. Yale Avenue, Suite 300
                                        ------------------------------
                                        Tulsa, Oklahoma 74136
                                        Attn: Dwight L. Pierce, President and CEO
                                        Tel:  (972) 248-1601
                                        Fax:  (972) 248-4815

                  With a copy to:       Robert L. Sonfield, Jr., Esq.
                                        Sonfield and Sonfield
                                        770 South Post Oak Lane, Suite 435
                                        Houston, Texas 77056-1913
                                        Tel:  (713) 877-8333
                                        Fax:  (713 877-1547
F. The section and subsection headings in this Agreement are inserted for convenience and shall not affect in any way the meaning or interpretation of this Agreement. G. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile signature by any party on a counterpart of this Agreement shall be binding and effective for all purposes. Such party shall, however, subsequently deliver to the other party an original executed copy of this Agreement. H. The commitment of EKS to consummate the transaction contemplated hereby (the "Sterling Transaction") is intended to be binding. However, the parties acknowledge that the steps outlined in this letter are based on a very preliminary analysis of the extant facts and applicable legal requirements presented hereby. Accordingly, the parties agree as follows:
(i) in the event that a third party offers to enter into a transaction with EKS (“Alternative Transaction”) which would be significantly more attractive to the EKS shareholders than the Sterling Transaction, which the directors of EKS determine that they have a fiduciary duty to pursue, EKS may terminate this letter. In the event of a termination as the result of such determination, EKS shall be required, at the effective date of the Alternative Transaction, to pay a break-up fee of $350,000 in cash to Sterling as a contribution to its expenses; provided, however, that such break-up fee shall be required to be paid only if this letter is terminated because an Alternative Transaction is presented, a letter of intent regarding the Alternative Transaction is presented, a letter of intent regarding the Alternative Transaction is executed within three months of the date hereof and the Alternative Transaction is consummated within one year thereafter;

(ii) in the event that prior to consummation of an Alternative Transaction, either party (“Injured Party”) becomes aware of the facts not previously known to such party as a result of which the Sterling Transaction becomes significantly less attractive to the Injured Party or its security holders than contemplated hereby, the parties shall negotiate in good faith to adjust the terms of this Agreement to accommodate such new state of facts, but if such adjustment proves not to be feasible, the Injured Party shall have the right to terminate this Agreement without liability of either party to the other; and

(iii) in the event that any requirement of law applicable to the Sterling Transaction is identified which requires action not contemplated by this Agreement, the parties will negotiate in good faith to adjust the terms of this Agreement to accommodate such requirement with a view to either (a) complying with such requirement, or (b) if such compliance is deemed by the parties hereto not to be feasible within the time and expense constraints of the Sterling Transaction, to terminate this Agreement without liability of either party to the other, it being agreed that any action required to be authorized or taken before either (x) control of EKS changes hands, or (y) the present directors of EKS (“Present Directors”) are replaced by new directors in compliance with applicable law, shall be taken by the Present Directors only after they are satisfied in their reasonable discretion that such action meets all requirements of law.

I. This Agreement shall be governed by the laws of New York. J. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns. K. This Agreement is the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof. L. Time is of the essence. M. If any part of this Agreement is determined by a court of competent jurisdiction to be unenforceable, the balance of the Agreement shall remain in full force and effect. N. In the event any party hereto has to resort to legal action to enforce any of the terms hereof, such party shall be entitled to collect attorneys' fees and other costs from the party in default. If the foregoing terms are acceptable, please acknowledge your acceptance by signing below in the space indicated and forwarding an executed copy of this Letter Agreement by facsimile transmission to the undersigned on or before 5:00 P.M. (CDST), June 7, 2000. Sincerely, /s/Raymond L. Burke

__________ Raymond L. Burke, President President and CEO Electro-Kinetic Systems, Inc. Fax. No. (201) 216-1105 AGREED and ACCEPTED this 6th day of June, 2000: STERLING MEDIA FUND MANAGERS, L.L.C. and Managers Shareholders

By:    _/s/Dwight L. Pierce_______________      By: _/s/David Annin______________________
       --------------------                         ---------------                      -
         Mr. Dwight L. Pierce                        Mr. David Annin
         President/CEO                               Vice President of Administration
         Sterling Media Fund Managers, L.L.C.        Sterling Media Fund Managers, L.L.C.
         General Partner                             General Partner
         Sterling Media Capital Fund I, L.P.         Sterling Media Capital Fund I, L.P.
         Sterling Media Investment Group, L.P.       Sterling Media Investment Group, L.P.

EXHIBIT B

INDEMNIFICATION AGREEMENT

AGREEMENT, effective as of _____________, between Sterling Media Capital Group, Inc., a Pennsylvania corporation (the "Company"), and ___________________ ("Indemnitee"). WHEREAS, Indemnitee is a director (or officer) of the Company; WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of public companies at a time when it has become increasingly difficult to obtain adequate insurance coverage at reasonable costs; WHEREAS, in recognition of Indemnitees need for substantial protection against personal liability in order to enhance Indemnitees continued service to the Company in an effective manner, the Company wishes to provide in this Agreement for the identification of and the advancing of expenses to Indemnitee to the full extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies, regardless of any future change in the Certificate of Incorporation, By-Laws, composition of the Board of Directors, or structure of the Company.; NOW, THEREFORE, in consideration of the premises and of Indemnitee's service to the Company, directly or indirectly, including to its subsidiaries or affiliates and intending to be legally bound hereby, the parties hereto agree as follows:

        1. In the event Indemnitee was, is, or becomes a party to or a witness or other participant in, or is threatened to be made a party to or a witness or other participant in, any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, whether conducted by the Company or any other party, that Indemnitee in good faith believes might lead to any such action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise (a “Claim”) by reason of (or arising in part out of) the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything done or not done by Indemnitee in any such capacity (an “Indemnifiable Event”), the Company shall indemnify Indemnitee to the full extent permitted by law (the determination of which shall be made by the Reviewing Party referred to below) as soon as practicable but in any event no later than thirty days after written demand is presented to the Company, against any and all expenses (including attorneys’ fees and all other costs, expenses, and obligations paid or incurred in connection with investigating, preparing for and defending or participating in the defense of (including on appeal) any Claim relating to any Indemnifiable Event) (collectively “Expenses”), judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such judgments, fines, penalties or amounts paid in settlement) of such Claim and, if so requested by Indemnitee, the Company shall advance (within two business days of such request) any and all such Expenses to Indemnitee; provided, however, that (i) the foregoing obligation of the Company shall not apply to a Claim that was commenced by the Indemnitee without the prior approval of the Board of Directors of the Company unless the Claim was commenced after a Change in Control (as defined in Section 5 herein); (ii) the foregoing obligation of the Company shall be subject to the condition that an appropriate person or body (the “Reviewing Party”) shall not have determined (in a written opinion in any case in which the special, independent counsel referred to in Section 4 hereof is involved) that Indemnitee would not be permitted to be indemnified for such Expenses under applicable law; and (iii) if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be indemnified for such Expenses under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid (unless Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, in which event Indemnitee shall not be required to so reimburse the Company until a final judicial determination requiring such reimbursement is made with respect thereto as to which all rights of appeal therefrom have been exhausted or lapsed) and the Company shall not be obligated to indemnify or advance any additional amounts to Indemnitee under this Agreement (unless there has been a determination by a court of competent jurisdiction that the Indemnitee would be permitted to be so indemnified or entitled to such expense advances under applicable law).

        2. If there has not been a Change in Control of the Company (as hereinafter defined), the Reviewing Party shall be (1) quorum of the Board of Directors consisting of directors who are not parties to the action, suit or proceeding acting by majority vote, or, (2) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, independent legal counsel by the use of a written opinion or (3) the stockholders. If there has been a Change in Control of the Company, the Reviewing Party shall be the special, independent counsel referred to in Section 4 hereof.

        3. If Indemnitee has not been indemnified by the expiration of the foregoing thirty-day period or received expense advances or if the Reviewing Party determines that Indemnitee would not be permitted to be indemnified or be entitled to receive expense advances within two days of the request therefor in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking from the court a finding that Indemnitee is entitled to indemnification and expense advances or enforcement of Indemnitee’s entitlement to indemnification and expense advances or challenging any determination by the Reviewing Party or any aspect thereof that Indemnitee is not entitled to be indemnified or receive expense advances and the burden of proving that indemnification or advancement of expenses is not appropriate shall be on the Company; any determination by the Reviewing Party in favor of Indemnitee shall be conclusive and binding on the Company, unless facts supplied by Indemnitee which form the basis for the determination are subsequently determined to have been materially incorrect at the time supplied. Indemnitee agrees to bring any such litigation in any court in the States of Delaware having subject matter jurisdiction thereof and in which venue is proper, and the Company hereby consents to service of process and to appear in any such proceeding.

        4. The Company agrees that if there is a Change in Control of the Company (as hereinafter defined), then with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and expense advances under this Agreement or any other agreement or By-laws now or hereafter in effect relating to Claims for Indemnifiable Events, the Company shall seek legal advice only from special, independent counsel selected by Indemnitee who a majority of the disinterested Directors approves (which approval shall not be unreasonably withheld), and who has not otherwise performed services for the Company or Indemnitee. Such counsel, among other things, shall determine whether and to what extent Indemnitee is permitted to be indemnified or is entitled to expense advances under applicable law and shall render its written opinion to the Company and Indemnitee to such effect. The Company agrees to pay the reasonable fees of the special, independent counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorney’s fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto except for willful misconduct or gross negligence.

        5. For purposes of this Agreement, (a) “Change in Control of the Company” shall be deemed to have occurred if (i) any “person” (as such term is used in Sections 13(d)(3) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the beneficial owner (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company of such surviving entity outstanding immediately after such merger or consolidation, or if the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets.

        6. To the extent Indemnitee is successful in such proceeding, the Company shall indemnify Indemnitee against any and all expenses (including attorney’s fees) which are incurred by the Indemnitee in connection with any claim asserted or action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or Company By-laws now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors’ and officers’ liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance payment of Expenses or insurance recovery, as the case may be.

        7. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgments, fines, penalties and amounts paid in settlement of any Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in the defense of any Claim relating in whole or in part to any Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

        8. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that Indemnitee is not entitled to indemnification or expense advance or that indemnification or expense advance is not permitted by applicable law.

        9. The Company hereby agrees that, so long as Indemnitee shall continue to serve in a capacity referred to in Section 1 hereof, and thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that Indemnitee served in any capacity referred to in Section 1 hereof, the Company shall maintain in effect for the benefit of Indemnitee any Directors’ and Officers’ Liability Insurance presently in force and effect, providing, in all respects, coverage at least comparable to that presently provided; provided, however, if, in the business judgment of the then Board, either (a) the premium cost for such insurance is substantially disproportionate to the amount of coverage, or (b) the coverage provided by such insurance is so limited by exclusions that there is insufficient benefit from such insurance, then and in that event the Company shall not be required to maintain such insurance but shall and hereby agrees to the full extent permitted by law to hold harmless and indemnify Indemnitee to the fullest extent of the coverage which would otherwise have been provided for the benefit of Indemnitee.

        10. (a) In the event of any changes after the date of this Agreement in any applicable law, statute, or rule which expands the right of the Company to indemnify a person serving in a capacity referred to in Section 1 hereof, such change shall be within the purview of Indemnitee’s rights, and the Company’s obligations, under this Agreement. In the event of any changes in any applicable law, statute, or rule which narrow the right of the Company to indemnify a person serving in a capacity referred to in Section 1 hereof, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties’ rights and obligations hereunder.

        (b) The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company’s Certificate of Incorporation, its By-laws, any agreement, any vote of stockholders or disinterested directors, laws and regulations in effect now or in the future, or otherwise, both as to action in Indemnitee’s official capacity and as to action in another capacity while holding such office.

        11. If the indemnification provided in Section 1 is unavailable and may not be paid to Indemnitee because such indemnification is not permitted by law, then in respect of any threatened, pending or completed action, suit or proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), the Company shall contribute to the full extent permitted by law, to the amount of expenses, judgments, fines (including excise taxes and penalties) and amounts paid in settlement actually and reasonably incurred and paid or payable by Indemnitee in such proportion as is appropriate to reflect (i) the relative benefits received by the Company on the one hand and Indemnitee on the other hand from the transaction from which such action, suit or proceeding arose, and (ii) the relative fault of the Company on the one hand and of Indemnitee on the other in connection with the events which resulted in such expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of Indemnitee on the other shall be determined by reference to among other things, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such expenses, judgments, fines or settlement amounts. The Company agrees that it would not be just and equitable if contribution pursuant to this paragraph were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

        12. All obligations of the Company contained herein shall continue during the period Indemnitee serves in a capacity referred to in Section 1 hereof of the Company and shall continue thereafter so long as Indemnitee shall be subject to any possible Claim relating to an Indemnifiable Event.

        13. (a) Promptly after receipt by Indemnitee of notice of the commencement of any Claim relating to an Indemnifiable Event or proceeding in which Indemnitee is made or is threatened to be made a party or a witness, Indemnitee shall notify the Company of the commencement of such Claim; but the omission so to notify the Company shall not relieve the Company from any obligation it may have to indemnify or advance expenses to Indemnitee otherwise than under this Agreement.

        (b) Indemnitee shall not settle any claim or action in any manner which would impose on the Company any penalty, constraint, or obligation to hold harmless or indemnify Indemnitee pursuant to this Agreement without the Company’s prior written consent, which consent shall not be unreasonably withheld.

        14. If any Claim relating to an Indemnifiable Event, commenced against Indemnitee is also commenced against the Company, the Company shall be entitled to participate therein at its own expense, and, except as otherwise provided hereinbelow, to the extent that it may wish, the Company shall be entitled to assume the defense thereof. After notice from the Company to Indemnitee of its election to assume the defense of any Claim, the Company shall not be obligated to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation, travel, and lodging expenses arising out of Indemnitee’s participation in such Claim. Indemnitee shall have the right to employ Indemnitee’s own counsel in such Claim, but the fees and expenses of such counsel incurred after notice from the Company to Indemnitee of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) otherwise authorized by the Company, (ii) Indemnitee shall have reasonably concluded, and so notified the Company, that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such Claim, or (iii) the Company shall not in fact have employed counsel to assume the defense of such Claim, in which cases the fees and expenses of Indemnitee’s counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any Claim brought by or on behalf of the Company or its stockholders or as to which Indemnitee shall have made the conclusion set forth in (ii) of this Section 14.

        15. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

        16. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

        17. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, By-law or otherwise) of the amounts otherwise indemnifiable hereunder.

        18. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, executors, and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as an officer or director of the Company or of any other enterprise at the Company’s request.

19. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the full extent permitted by law.

        20. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state, but excluding any conflicts-of-law rule or principle which might refer such governance, construction or enforcement to the laws of another state or country.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written. STERLING MEDIA CAPITAL GROUP, INC. By:....................................................... Dwight L. Pierce, President INDEMNITEE ..........................................................

__________

EXHIBIT C

ARTICLES OF DESIGNATIONS

OF

POWERS, RIGHTS, PREFERENCES, PRIVILEGES,

QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS

OF SERIES A CONVERTIBLE PREFERRED STOCK

OF

STERLING MEDIA CAPITAL GROUP, INC.

(a Pennsylvania corporation) .........Dwight L. Pierce and David C. Annin certify that: .........A. They are the duly elected and acting President and Corporate Secretary respectively of Sterling Media Capital Group, Inc., a Pennsylvania corporation (the "CORPORATION"). .........B. The Articles of Incorporation authorizes the directors to adopt resolutions fixing the rights, preferences, restrictions and other matters of wholly unissued series of Preferred Stock, and pursuant to this authority given by the Corporation's Articles of Incorporation, the Board of Directors of the Corporation has duly adopted the following recitals and resolutions: ......... WHEREAS, the Articles of Incorporation of the Corporation provides for the Preferred Stock, consisting of 10,000,000 shares issuable from time to time in one or more series; ......... WHEREAS, the Board of Directors of the Corporation is authorized to fix by resolution or resolutions the classes or series of Preferred Stock to have such designations and powers, rights, preferences, privileges, qualifications, limitations and restrictions granted to or imposed upon the Preferred Stock or any class or series thereof; ......... WHEREAS, the Corporation has no issued or outstanding shares of Preferred Stock; and

        ......... WHEREAS, the Board of Directors desires, pursuant to its authority as aforesaid, to designate 4,276,471 shares of the Preferred Stock as “SERIES A CONVERTIBLE SENIOR PREFERRED STOCK” and to fix the powers, rights, preferences, privileges, qualifications, limitations and restrictions relating to such series of Preferred Stock.

        ......... RESOLVED, that the Board of Directors hereby fixes the designation and the number of shares constituting, and the powers, rights, preferences, privileges, qualifications, limitations and restrictions relating to, the Series A Convertible Preferred Stock as follows:

1. DESIGNATION. This series of Preferred Stock shall be designated "Series A Convertible ----------- Preferred Stock" (the "SERIES A PREFERRED STOCK"). 2. NUMBER OF SHARES AND PAR VALUE. The number of shares constituting the Series A Preferred ------------------------------ Stock shall be equal to 4,276,471. Each share of the Series A Preferred Stock shall have no par value.
3. RELATIVE SENIORITY. The Series A Preferred Stock shall, in respect of the right to participate in distributions or payments in the event of any liquidation, dissolution or winding up of the Corporation, rank (a) pari passu with the Common Stock (as defined below) of the Corporation and with any other class or series of stock of the Corporation, the terms of which specifically provide that such class or series shall rank pari passu with the Series A Preferred Stock in respect of the right to participate in distributions or payments in the event of any liquidation, dissolution or winding up of the Corporation; and (b) junior to any other class or series of stock of the Corporation, the terms of which specifically provide that such class or series shall rank senior to the Series A Preferred Stock in respect of the right to participate in distributions or payments in the event of any liquidation, dissolution or winding up of the Corporation. The term “COMMON STOCK” shall mean all shares now or hereafter authorized of any class of common stock of the Corporation.

4. NO LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of any series of Preferred Stock, having a priority on liquidation superior to that of the Series A Preferred Stock, the holders of shares of Series A Preferred Stock shall be entitled to participate with the Common Stock in all of the remaining assets of the Corporation available for distribution to its stockholders, ratably with the holders of Common Stock in proportion to the number of shares of Common Stock held by them, assuming for each holder of Series A Preferred Stock on the record date for such distribution that each holder was the holder of record of the number (including any fraction) of shares of Common Stock into which the shares of Series A Preferred Stock then held by such holder are then convertible. A liquidation, dissolution, or winding-up of the Corporation, as such terms are used in this Section 4, shall not be deemed to be occasioned by or to include any merger of the Corporation with or into one or more corporations or other entities, any acquisition or exchange of the outstanding shares of one or more classes or series of the Corporation, or any sale, lease, exchange, or other disposition of all or a part of the assets of the Corporation.

5. VOTING RIGHTS. Except as otherwise required by law, each share of outstanding Series A Preferred Stock shall entitle the holder thereof to vote on each matter submitted to a vote of the stockholders of the Corporation and to have the number of votes equal to the number (including any fraction) of shares of Common Stock into which such share of Series A Preferred Stock is then convertible pursuant to the provisions hereof at the record date for the determination of shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders becomes effective. Except as otherwise required by law or by this Certificate, the holders of shares of Common Stock and Series A Preferred Stock shall vote together and not as separate classes.

6. DIVIDENDS AND DISTRIBUTIONS. If any dividend or other distribution payable in cash, securities or other property, including a dividend payable in shares of Common Stock, is declared on the Common Stock, each holder of shares of Series A Preferred Stock on the record date for such dividend or distribution shall be entitled to receive on the date of payment or distribution of such dividend or other distribution the same cash, securities or other property which such holder would have received on such record date if such holder was the holder of record of the number (including any fraction) of shares of Common Stock into which the shares of Series A Preferred Stock then held by such holder are then convertible. No dividend or other distribution shall be declared or paid on the Common Stock unless an equivalent dividend or other distribution that satisfies this Section 6 is declared or paid on the Series A Preferred Stock.

7........CONVERSION. The holders of the Series A Preferred Stock shall have conversion rights as follows: ---------- .................. (a) Optional Conversion. The holder of each share of Series A Preferred Stock shall have the right (the "CONVERSION RIGHT"), at such holder's option, to convert such share at any time, without cost, on the terms of this Section 7, into the number of fully paid and non-assessable shares of Common Stock as specified by the Conversion Ratio that is in effect at the time of conversion; provided that, and only to the extent that, the Corporation has a sufficient number of shares of authorized but unissued and unreserved Common Stock available to issue upon conversion. The initial "CONVERSION RATIO" for the Series A Preferred Stock is 100:1. The Conversion Ratio shall be subject to adjustment from time to time as provided in this Section 7. .................. (b) Mandatory Conversion. Upon the occurrence of an Increase in Authorized Common --------------------- Stock, each outstanding share of Series A Preferred Stock shall automatically be converted, without cost, on the terms set forth in this Section into the number of fully paid and non-assessable shares of Common Stock as specified by the Conversion Ratio that is in effect at the time of conversion. An "INCREASE IN AUTHORIZED COMMON STOCK" shall be deemed to occur upon either (i) effectiveness of a filing in the office of the Secretary of State of Pennsylvania, or such other state in which the Corporation is legally domiciled, of an amendment to (or amendment and restatement of) the Articles of Incorporation or other charter document of the Corporation that increases the number of authorized shares of Common Stock to a sufficient number (after taking into account all shares reserved for issuance by the Board of Directors) so as to enable the conversion of all outstanding shares of Series A Preferred Stock into such number of fully paid and non-assessable shares of Common Stock as specified by the Conversion Ratio then in effect, or (ii) the effective date of any other corporate action that enables the conversion of all outstanding shares of Series A Preferred Stock into such number of fully paid and non-assessable shares of Common Stock as specified by the Conversion Ratio then in effect. .................. (c) Mechanics of Conversion.

        .................. (i) Optional Conversion. A holder of any share of Series A Preferred Stock may exercise the Conversion Right of such share by surrendering the certificate therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Preferred Stock, together with a written notice to the Corporation which shall state: (A) that such holder elects to convert the same; and (B) the number of shares of Series A Preferred Stock being converted. Thereupon the Corporation shall promptly issue and deliver to the holder of such shares a certificate or certificates for the number of whole shares of Common Stock to which such holder shall be entitled. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value (as determined in good faith by the Board of Directors of the Corporation) of the Common Stock. If the certificate evidencing the Series A Preferred Stock being converted shall also evidence shares of Series A Preferred Stock not being converted, then the Corporation shall also deliver to the holder of such certificate a new stock certificate evidencing the Series A Preferred Stock not converted. The conversion of any shares of Series A Preferred Stock shall be deemed to have been made immediately prior to the close of business on the date that the shares of Series A Preferred Stock to be converted are surrendered to the Corporation, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. Any dividends or distributions declared but unpaid at the time of conversion with respect to the Series A Preferred Stock so converted, including any dividends declared on the Common Stock to which the Series A Preferred Stock is entitled pursuant to Section 6 above, shall be paid to the holder of Common Stock issued upon conversion of the Series A Preferred Stock upon the payment date therefore.

The Corporation shall give written notice to each holder of a share of Series A Preferred Stock promptly upon the liquidation, dissolution or winding up of the Corporation, and not more than fifty (50) nor less than twenty (20) days before the anticipated date of consummation of any acquisition of the Corporation or any sale of all or substantially all of the assets of the Corporation and no such acquisition of the Corporation or sale of assets shall be effective until such notice shall have been given.

.................. (ii) Mandatory Conversion. The Corporation shall give written notice to each --------------------- holder of a share of Series A Preferred Stock within ten (10) days after the effectiveness of an Increase in Authorized Common Stock. Following the conversion of such shares, each holder of shares so converted may surrender the certificate therefor at the office of the Corporation or any transfer agent for the Series A Preferred Stock. Upon such surrender, the Corporation shall issue and deliver to each holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value (as determined in good faith by the Board of Directors of the Corporation) of the Common Stock.

        .................. The conversion of shares of Series A Preferred Stock shall be effective simultaneously with the effectiveness of an Increase in Authorized Common Stock, whether or not the certificates representing such shares of Series A Preferred Stock shall have been surrendered or new certificates representing the shares of Common Stock into which such shares have been converted shall have been issued and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. Any dividends or distributions declared but unpaid at the time of a mandatory conversion with respect to the Series A Preferred Stock so converted, including any dividends declared on the Common Stock to which the Series A Preferred Stock is entitled pursuant to Section 6 above, shall be paid on the payment date therefore.

.................. (d) Adjustment of Conversion Ratio. The Conversion Ratio for each share of Series A Preferred Stock and the kind of securities issuable upon the conversion of any share of Series A Preferred Stock shall be adjusted from time to time as follows: .................. (i) Subdivision or Combination of Shares. If the Corporation at any time --------------------------------------- effects a subdivision or combination of the outstanding Common Stock, the Conversion Ratio shall be increased, in the case of a subdivision, or decreased, in the case of a combination, in the same proportions as the Common Stock is subdivided or combined, in each case effective automatically upon, and simultaneously with, the effectiveness of the subdivision or combination which gives rise to the adjustment. .................. (ii) Reclassification, Consolidation or Merger. If at any time, as a result ------------------------------------------- of (A) a capital reorganization or reclassification (other than a subdivision or combination which gives rise to an adjustment of the Conversion Ratio pursuant to Section 7(d)(i)); or (B) a merger or consolidation of the Corporation with another corporation (whether or not the Corporation is the surviving corporation), the Common Stock issuable upon the conversion of the Series A Preferred Stock shall be changed into or exchanged for the same or a different number of shares of any class or classes of stock of the Corporation or any other corporation, or other securities convertible into such shares, then, as a part of such reorganization, reclassification, merger or consolidation, appropriate adjustments shall be made in the terms of the Series A Preferred Stock (or of any securities into which the Series A Preferred Stock is changed or for which the Series A Preferred Stock is exchanged), so that: (x) the holders of Series A Preferred Stock or of such substitute securities shall thereafter be entitled to receive, upon conversion of the Series A Preferred Stock or of such substitute securities, the kind and amount of shares of stock, other securities, money and property which such holders would have received at the time of such capital reorganization, reclassification, merger, or consolidation, if such holders had converted their Series A Preferred Stock immediately prior to such capital reorganization, reclassification, merger, or consolidation, and (y) the Series A Preferred Stock or such substitute securities shall thereafter be adjusted on terms as nearly equivalent as may be practicable to the adjustments theretofore provided in this Section 7(d). No consolidation or merger in which the Corporation is not the surviving corporation shall be consummated unless the surviving corporation shall agree, in writing, to the provisions of this Section 7(d)(ii). The provisions of this Section 7(d)(ii) shall similarly apply to successive capital reorganizations, reclassifications, mergers, and consolidations. .................. (iii) Other Action Affecting Common Stock. If at any time the Corporation --------------------------------------- takes any action affecting its Common Stock which, in the opinion of the Board of Directors of the Corporation, would have an adverse effect upon the Conversion Rights of the Series A Preferred Stock and the foregoing conversion ratio adjustment provisions are not strictly applicable but the failure to make any adjustment would adversely affect the Conversion Rights, then the Conversion Ratio and the kind of securities issuable upon the conversion of Series A Preferred Stock shall be adjusted to preserve, without dilution, the Conversion Rights in such manner and at such time as the Board of Directors of the Corporation may in good faith determine to be equitable in the circumstances. .................. (iv) Notice of Adjustments. Whenever the Conversion Ratio or the kind of ----------------------- securities issuable upon the conversion of any one of or all of the Series A Preferred Stock shall be adjusted pursuant to Sections 7(d)(i) - (iii) above, the Corporation shall make a certificate signed by its Chief Financial Officer, Secretary or Assistant Secretary, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Corporation made any determination hereunder), and the Conversion Ratio and the kind of securities issuable upon the conversion of the Series A Preferred Stock after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail postage prepaid) to each holder of Series A Preferred Stock promptly after each adjustment. .................. (e) Full Consideration. All shares of Common Stock which shall be issued upon the conversion of any Series A Preferred Stock (which is itself fully paid and non-assessable) will, upon issuance, be fully paid and non-assessable. The Corporation will pay such amounts and will take such other action as may be necessary from time to time so that all shares of Common Stock which shall be issued upon the conversion of any Series A Preferred Stock will, upon issuance and without cost to the recipient, be free from all pre-emptive rights, taxes, liens and charges with respect to the issue thereof. .................. (f) No Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 7 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment. .................. (g) Cancellation of Series A Preferred Stock. No share of Series A Preferred Stock acquired by the Corporation upon conversion, redemption or purchase shall be reissued and all such shares shall be canceled, retired and returned to the status of authorized and unissued shares of undesignated preferred stock. The Corporation may take such appropriate corporate action to reduce the authorized number of Series A Preferred Stock accordingly.
8. PROTECTIVE PROVISIONS. In addition to any other rights provided by law, so long as at least one share of Series A Preferred Stock is outstanding, the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of the outstanding shares of the Series A Preferred Stock voting together as a single class:

(a) amend or repeal any provision of the Corporation’s Articles of Incorporation, Bylaws or this Articles of Designations if such action would materially and adversely alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Series A Preferred Stock;

(b) increase or decrease (other than by conversion) the total number of authorized shares of Series A Preferred Stock;
(c) create or issue any series or class, reclassify any authorized capital stock of the Corporation into stock of any series or class, increase the authorized or issued amount of any class or series of stock, or authorize, create, issue or reclassify any obligation or security convertible or exchangeable into or evidencing a right to purchase capital stock of any class or series, that ranks prior to the Series A Preferred Stock as to dividends or rights upon liquidation, dissolution or winding up;

(d) issue any Common Stock after the date on which Series A Preferred Stock has been last issued and sold, whether or not subsequently reacquired or retired by the Corporation, for a consideration per share less than fair market value of the Common Stock (as determined in good faith by the Board of Directors of the Corporation) at such issuance or deemed issuance other than: (1) shares of Common Stock issued in transactions giving rise to adjustments under Sections 7(d)(i) or (ii) above, (2) shares of Common Stock issued upon conversion of shares of Series A Preferred Stock, or (3) shares issued upon the conversion of Convertible Securities (as defined below) if the issuance of such Convertible Securities did not violate Section 8(e) below;

(e) issue any Convertible Securities with respect to which the Effective Price is less than the fair market value of the Common Stock (as determined in good faith by the Board of Directors of the Corporation), at such issuance or deemed issuance. “CONVERTIBLE SECURITIES” means all rights or options for the purchase of, or stock or other securities convertible into, Common Stock (other than Common Stock issued for the purposes set forth in Sections 8(d)(1) or (2) above) or other Convertible Securities, whenever and each time issued. The “EFFECTIVE PRICE” with respect to any Convertible Securities means the result of dividing: (1) the sum of (x) the total consideration, if any, received by the Corporation for the issuance of such Convertible Securities, plus (y) the minimum consideration, if any, payable to the Corporation upon exercise or conversion of such Convertible Securities (assuming that the full amount of securities issuable upon exercise or conversion are issued), plus (z) the minimum consideration, if any, payable to the Corporation upon exercise or conversion of any Convertible Securities issuable upon exercise or conversion of such Convertible Securities, by: (2) the maximum number of Common Stock (other than Common Stock issued for the purposes set forth in Sections 8(d)(1) or (2) above) issuable upon exercise or conversion of such Convertible Securities or of any Convertible Securities issuable upon exercise or conversion of such Convertible Securities; or

(f) sell, convey, or otherwise dispose of or encumber all or substantially all of its property or business or merge or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is disposed of.

9. SEVERABILITY OF PROVISIONS. If any voting powers, preferences and relative, participating, optional and other special rights of the Series A Preferred Stock and qualifications, limitations and restrictions thereof set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of Series A Preferred Stock and qualifications, limitations and restrictions thereof set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences and relative, participating, optional and other special rights of Series A Preferred Stock and qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect, and no voting powers, preferences and relative, participating, optional or other special rights of Series A Preferred Stock and qualifications, limitations, and restrictions thereof herein set forth shall be deemed dependent upon any other such voting powers, preferences and relative, participating, optional or other special rights of Series A Preferred Stock and qualifications, limitations and restrictions thereof unless so expressed herein.

C. The authorized number of shares of Preferred Stock of the Corporation is 10,000,000 and the number of shares constituting the Series A Convertible Preferred Stock, consisting of the shares authorized hereby, is 4,276,471.

.........IN WITNESS WHEREOF, the undersigned have executed this certificate as of July 5, 2000, on behalf of the Corporation, and certify under penalty of perjury that this is the act and deed of the Corporation, and that the facts stated herein are true.

STERLING MEDIA CAPITAL GROUP, INC.

By: .............. ------------------------------------------------- Dwight L. Pierce, President

ATTEST:

By:............... -------------------------------------------------- David C. Annin, Secretary

EXHIBIT D

PRESS RELEASE STERLING MEDIA CAPITAL GROUP, INC. 4570 WESTGROVE DRIVE, SUITE 220, ADDISON, TX 75001 Telephone (972) 248-4411 - Facsimile (972) 248-4815 ---------------------------------------------------------------------------------------------------------------------------------------

Contact: Dwight L. Pierce, President & CEO

STERLING MEDIA CAPITAL GROUP, INC. (FORMERLY ELECTRO-KINETIC SYSTEMS) ANNOUNCES COMPLETION OF THE FIRST STEP OF THE ACQUISITION OF

STERLING MEDIA CAPITAL GROUP

DALLAS, Texas - July 7, 2000 - Sterling Media Capital Group, Inc. (formerly Electro-Kinetic Systems, Inc., OTC BB: EKSIA, now OTC BB: SMCIA.) ("Sterling Media") announced today that it has completed the first step of the planned acquisition of Sterling Media Fund Managers, L.L.C. dba Sterling Media Capital Group ("Sterling Managers"). Sterling Managers is a privately-held asset management group operating in the media/communications and financial services industries. Upon completion of both steps of a two-step acquisition, the stockholders of Sterling Managers will own approximately 91.5% of the equity and voting rights of Sterling Media, (which has changed the name of Electro-Kinetic Systems to Sterling Media Capital Group, Inc.) Under the Letter Agreement previously announced June 8, 2000, following the first step of the acquisition, Dwight L. Pierce, President and Chief Executive Officer of Sterling Managers has been appointed President, CEO and a director of Sterling Media. Raymond L. Burke has resigned from these positions with the parent company upon Mr. Pierce's appointment. Mr. Pierce has appointed Paul Nussbaum as Chairman of the Board of Directors, Gilbert F. Amelio as Vice Chairman of the Board and Director, David C. Annin as Vice President, Secretary, Treasurer and Director and Bob L. McGiboney as Executive Vice President and Director. The acquisition is to be completed in two steps. The first step was completed today, July 7, 2000, by the issuance of 46,000,000 (a majority) of the common stock to the shareholders of Sterling Managers in exchange for approximately 15% of the equity interests of Sterling Managers. The parent company has today changed its name to Sterling Media Capital Group, Inc. The second step will be completed early next week by the acquisition of the remaining 85% of Sterling Managers, by the issuance of 3,535,358 shares of Sterling Media Series "A" convertible preferred shares followed by an issuance of 741,113 of these same convertible preferred shares which will be held in reserve for future issuance to convertible securities and option holders. After completion of the second step of the acquisition process, Sterling Managers will be a wholly-owned subsidiary of Sterling Media and the present stockholders of Sterling Managers will own approximately 91.5% of the outstanding equity interest and voting rights of the parent company, Sterling Media. It is expected that following completion of the acquisition, the stockholders of Sterling Media will be presented a proposal to "reverse-split" the outstanding shares of common stock and amend the Articles of Incorporation to increase the number of shares of common stock that Sterling Media is authorized to issue. If the "reverse-split" is approved and the amendment to the Articles is authorized, upon completion of the acquisition, there will be approximately 17,000,000 outstanding common shares. Approximately 15,555,000 common shares (91.5%) will be held by the old Sterling Managers stockholders and approximately 1,445,000 common shares (8.5%) will be held by the old Electro-Kinetic stockholders. Mr. Pierce stated "Sterling Media is one of the first financial service entities in the world to convert under utilized media and internet properties into investment capital. Sterling Managers currently manages a pool of non-cash media based assets with a total net value, based on third party appraisals, of approximately $500,000,000 and it is expected to grow rapidly over the next few years, which gives Sterling Media significant investment resources." Sterling Media and Sterling Managers use the assets under management to raise investment capital, which they, in turn, invest in emerging growth companies as venture capital. The assets managed now and presumably in the future by Sterling provide a "profits interest" to Sterling in concert with other third parties. Sterling Media's executive offices are to be located in Dallas, TX, the subsidiary Sterling Managers will continue to be located in with its administrative offices in Tulsa, Okalahoma. Sterling Media presently has 10 employees, most of whom are shareholders. Except for historical information, all of the statements, expectations and assumptions contained in the foregoing are forward-looking statements. The realization of any or all of these expectations is subject to a number of risks and uncertainties and it is possible that the assumptions made by management may not materialize.

EXHIBIT E

---------------------------------------------------------------------------------------------------------------------------------------

AMENDED PERIODIC REPORT ON FORM 8-K FILED JULY 28, 2000

UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT - ......... Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: July 7, 2000
                                                  STERLING MEDIA CAPITAL GROUP, INC.
                                               (formerly Electro-Kinetic Systems, Inc.)
                                        (Exact name of registrant as specified in its charter)

------------------------------------- ----------------------------------- -----------------------------------
            Pennsylvania                           2-85175W                           22-1954716
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
(State or other jurisdiction               (Commission File Number)                (I.R.S. Employer
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
         Of incorporation)                                                       Identification No.)
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
7136 S. Yale Ave., Suite 300 Tulsa, OK 74136 (Address of principal offices) (Zip Code) Registrants telephone number, including area code: (918)524-3715 525 Washington Blvd.(36th Floor) Jersey City New Jersey 07310 (Former Address)

Table of Contents

-------------------------------------------------------------------------------------------------------------
 ................................................................................................1
BALANCE SHEET
 ...........................................................................................................................5

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS This Current Report on Form 8-K/A (Amendment No. 1) amends the Current Report on Form 8-K previously filed with the Commission on July 24, 2000, relating to the acquisition of Sterling Media Fund Managers L.L.C., an Oklahoma corporation (the "Registrant" or "Sterling"), by Electro Kinetic Systems, Inc., a Pennsylvania corporation ("EKS") on July 7, 2000. The following documents are included as part of this report: (a) Financial Statements of the Business Acquired. (i) Audited Financial Statements.

The following audited financial statements of Sterling are hereby included as part of this report:

         Report of Independent Auditors........................................F-1

       Balance Sheet as of December 31, 1999.................................F-2

       Statement of Operations for the period from inception (April 5, 1999)
       to December 31, 1999, ................................................F-3

 .........Statement of Changes in Members' Equity for the period from inception
 .........(April 5, 1999) to December 31,  1999  ...............................F-4

       Statement of Cash Flows for the period from inception to (April 5, 1999)
       to December 31, 1999  ................................................F-5

       Notes to Financial Statements.........................................F-6
(ii) Interim Financial Statements (Unaudited). The following interim financial statements of Sterling are hereby included as part of this report.
         Unaudited Interim Balance Sheet as of June 30, 2000.................F-7

         Unudited Interim Statement of Operations for the six months ended
           June 30, 2000 ......................................................F-8

 .........  Unaudited Interim Statement of Changes in Members' Equity for the
         six months ended June 30, 2000 .....................................F-9

         Unaudited Interim Statement of Cash Flows for the six months ended
         June 30, 2000.......................................................F-10

         Notes to Unaudited Interim Financial Statements.....................F-11
(b) Pro Forma Financial Information (Unaudited). The pro forma financial statements of the Registrant are hereby included as part of this report:
         Unaudited Pro Forma Consolidated Balance Sheet as of June 30,
             1999..............................................................PF-1

           Unaudited Pro Forma Consolidated Statement of Operations for the six
            months ended June 30, 2000.......................................PF-2

         Notes to Unaudited Pro Forma Consolidated Financial Statements for the
            six months ended June 30,  2000 .................................PF-3
(c) Exhibits. None SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized. Dated: July 28, 2000. STERLING MEDIA FUND MANAGERS L.L.C. By: /s/ Dwight L. Pierce

Dwight L. Pierce, President and Chief Executive Officer INDEPENDENT AUDITORS' REPORT To the Board of Managers and Members Sterling Media Fund Managers, L.L.C.

We have audited the accompanying balance sheet of Sterling Media Fund Managers, L.L.C. (“SMFM”)(an Oklahoma Limited Liability Company) as of December 31, 1999, and the related statements of operations, changes in members’ equity and cash flows for the period from inception (April 15, 1999) to December 31, 1999. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SMFM as of December 31, 1999 and the results of its operations and its cash flows for the period from inception (April 15, 1999) to December 31, 1999, in conformity with accounting principles generally accepted in the United States.

/s/ Tullius, Taylor, Sartain and Sartain Tulsa, Oklahoma July 27, 2000 F-1

THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK

5 Sterling Media Fund Managers, L.L.C. Balance Sheet as of December 31, 1999
ASSETS
------
   Current Assets
    Cash in bank                                               $  2,856
    Accounts Receivable from Related Company                    88,839
                                                                ------
         Total Current Assets                                   91,695
                                                                ------
   Non-Current Assets
    Notes Receivable from Related Parties                       257,147
    Accrued Interest Receivable                                   8,809
    Fixed Assets                                                 9,534
                                                                 -----
         Total Non-current Assets                              275,490
                                                               -------
   TOTAL ASSETS                                                $367,185
                                                           =============

LIABILITIES and MEMBERS' EQUITY
-----------------------------
   LIABILITIES
   Current Liabilities
    Accounts Payable                                           $  2,146
    Advances from Related Company                               100,000
    Accrued Interest Payable                                      9,981
    Current Portion of Notes Payable                            200,000
    Convertible Notes Payable                                  400,000
                                                               -------
         Total Current Liabilities                             712,127
                                                               -------
   Long-Term Liabilities
         Total Long-Term Liabilities                                 0
                                                                     -
    TOTAL LIABILITIES                                          712,127
                                                               -------
   MEMBERS' EQUITY
    Membership Interests, 135,000 shares authorized;                  0
    110,000 shares issued and outstanding                         1,000
    Contributed Capital                                         136,000
    Accumulated Deficit                                       (481,942)
                                                              ---------
    TOTAL MEMBERS EQUITY (DEFICIENCY)                         (344,942)
                                                              ---------

   TOTAL LIABILITIES and MEMBERS' EQUITY                         $367,185
                                                           =============
ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS F2 THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK 5 .........6 Sterling Media Fund Managers, L.L.C. Statement of Operations for the period from inception (April 15, 1999) to December 31,1999
REVENUES
                                                                             $0
                                                                             --
    TOTAL REVENUES                                                            0
                                                                              -
EXPENSES
       Accrued Officer's Compensation                                    136,000
       Interest                                                           16,479
       Professtional Services                                              4,393
       Rent                                                               89,782
       Other General and Administrative                                     18,918
       Payroll and Payroll taxes                                            44,650
       Telephone                                                          32,274
       Travel                                                           148,257
                                                                        -------
    TOTAL EXPENSES                                                      490,753
                                                                        -------
   LOSS FROM OPERATIONS                                                (490,753)
                                                                       ---------
   OTHER INCOME (EXPENSE)
         Interest Income                                                  8,811
                                                                          -----
    TOTAL OTHER INCOME (EXPENSE)                                          8,811
                                                                          -----
    NET LOSS                                                        $  (481,942)
                                                                  ===============
ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

F3

Sterling Media Fund Manager, L.L.C. Statement of Changes in Members' Equity for the period from inception (April 15, 1999) to December 31, 1999
                                                       Contributed   Accumulated
                                 Shares     Amount       Capital       Deficit       Total
                                 ------     ------       -------       -------       -----

Shares of Membership Interest     110,000     $1,000             $0           $0        $1,000

Net Loss                                0          0                   (481,942)     (481,942)
Contributed Services                                        136,000                    136,000
                                ---------- ---------- -------------- ------------ -------------

Balance at December 31,  1999     110,000     $1,000       $136,000   ($481,942)    ($344,942)
                                ========== ========== ============== ============ =============
ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

F4

.........7 Sterling Media Fund Managers, L.L.C. Statement of Cash Flows for the period from inception (April 15, 1999) to December

31, 1999

Cash flows from operating activities:
       Net Loss                                                                         ($481,942)

Adjustments to reconcile net profit/(loss) to net cash used in operations
     Contributed services                                                                  136,000
     Funds advanced to related entities                                                  (345,986)
     Accrued interest income                                                               (8,809)
    Accounts payable and accrued liabilities                                               12,127
                                                                                           ------
Net Cash Provided/(Used) from/in Operations                                              (688,610)
                                                                                      -------------

Investing Actiivities
   Property and Equipment                                                                    (9,534)
                                                                                      -------------
Net Cash Provided from Investing Activities                                                (9,534)
                                                                                      -------------

Financing Activities
   Advances from Related Company                                                           100,000
    Proceeds from Notes Issued                                                             600,000
    Proceeds from issuance of members' interests                                             1,000
                                                                                      -------------
Net cash provided from Financing Activities                                                701,000
                                                                                      -------------

Net increase in cash                                                                         2,856

Cash balance - beginning of period                                                               0
                                                                                      -------------

Cash balance - end of period                                                                $2,856
                                                                                      =============
ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS F5

Sterling Media Fund Managers, L.L.C.

Notes to Financial Statements

for the period from inception (April 15, 1999) to December 31, 1999

NOTE A - Organization

Organization

Sterling Media Fund Managers, L.L.C. ("SMFM" or the "Company") is an Oklahoma Limited Liability Company. It is the General Partner and 1% owner of Sterling Media Investment Group, L.P., ("SMIG") an Oklahoma Limited Partnership. SMIG will act as portfolio manager and funding affiliate for Sterling Media Capital Fund I, L.P. ("SMCF I"), an Oklahoma Limited Partnership. SMCF I is an investment

..................8

fund capitalized with prepaid broadcast and print media advertising time and space (“Media Credits”). SMIG will use several techniques to employ the media credits to raise funds to invest in various venture capital opportunities. Such techniques may include the sale of certain of the media credits, or issuance of bonded indebtedness secured by the media credits. SMFM will manage the funds so raised and the pool of media credits invested in SMCF I. SMFM will also direct the investment of capital raised by SMIG into venture capital opportunities. SMFM will receive traditional “placement fees” for this activity. Such placement fees are projected at 5-8% of the venture capital investments in the initial year, and 2% per year thereafter. In addition, SMFM will receive a profit participation in all the profits received by SMIG from these investments and from the disposition of any of the media credits.

NOTE B - Summary of Significant Accounting Policies Fiscal Year ----------- SMFM has adopted the calendar year as its fiscal year.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure during the reporting period. Actual results could differ from those estimates.

NOTE C - Accounts and Notes Receivable

Accounts Receivable from Related Companies

SMFM has funded many of the necessary organization and other related costs for certain related companies. There is no collateral for these advances. The advances are non-interest bearing and have no definite repayment term.

Notes Receivable

Members of the Company’s management have provided services to the Company without compensation. The Company has made advances to these individuals in the amount of $ 257,147 at December 31, 1999. The notes provide for interest at 8% annually on the outstanding balance and are due no later than December 31, 2002. There is no collateral for these advances.

NOTE D - Notes Payable and Convertible Notes Payable

NOTES PAYABLE

Part of the initial funding for the Company came from the issuance of Company notes. To date, the Company has issued $200,000 in regular notes. These notes carry an interest rate of 10% per year and are due and payable on August 3, 2000. The notes are collateralized by stock held by one of the principals of the Company. It is anticipated that this note will be extinguished from proceeds received from the sale of additional stock as a part of the pending merger and reorganization (see NOTE H - Subsequent Events for a more complete description of these activities.) Interest of $ 1,433 has been accrued through December 31, 1999. Interest of $6,498 was paid in 1999.

Convertible Notes Payable

The Company borrowed $400,000 under convertible notes payable. These notes accrue interest ranging from 10% to 18%. The notes are due and payable at various times throughout the 2000 and 2001 fiscal years. These notes are collateralized by stock pledged by one of the Company’s principals. These notes contain a conversion feature that allows the note holders to convert their notes into shares of SMFM membership interests. It is expected that the Convertible Note Holders will convert their note positions to equity positions subsequent to the financial statement date. See NOTE H - Subsequent Events, below for a more detailed explanation. Interest of $ 8,548 has been accrued through December 31, 1999.

..................9

NOTE E - Members’ Equity

The Company has authorized 135,000 shares of membership interests and has 113,877 shares issued and outstanding. The balance of 21,123 shares are held for the conversion of Convertible Note Holders, Option Holders, and other account payable holders. Options have been issued and are outstanding to allow option holders to purchase a total of 10,093 membership interests at an option price of $100.00 per share.

NOTE F - Income Taxes

As a Limited Liability Company, SMFM is treated as a partnership for federal and state income tax purposes. As required, all items of income, deductions, credits, etc. are allocated among the members and reported by them, individually, on their tax returns. Therefore, no liability for income taxes has been accrued.

NOTE G - Subsequent Events

On July 7, 2000, SMFM underwent a merger with Electro Kinetic Systems, Inc. (“EKS”) resulting in SMFM becoming a wholly owned subsidiary of EKS. Immediately after the merger, EKS changed its name to Sterling Media Capital Group, Inc. (“SMCG”). After the transaction was completed, the former members of SMFM owned approximately 91.5% of the equity and voting rights of EKS and the former stockholders of EKS owned the remaining 8.5%. The acquisition will be accounted for as a purchase of EKS by SMFM.

It is currently contemplated that the shareholders of SMCG will authorize a “reverse-split” to reduce the number of SMCG shares authorized to 17,000,000 shares. After conversion of Convertible Note Holders, Option Holders and others, as discussed below, SMCG will have 17,000,000 shares of common stock issued and outstanding with 15,555,000 of these shares, (91.5%), held by the old shareholders of SMFM and 1,445,000 shares will be held by the old shareholders of EKS.

Current SMFM members will own 13,121,111 shares of SMCG common stock after the exchange and “reverse-split”. It is anticipated that the Convertible Note Holders will exercise their conversion features and receive, in aggregate, 1,155,736 shares of SMCG common stock after the exchange and “reverse-split”. It is anticipated that the Option Holders will exercise their options and receive, in aggregate, 1,162,930 shares of SMCG common stock after the exchange and “reverse-split”. Other account payable holders will receive 115,223 shares of SMCG common in extinguishment of their amounts due.

After the exercise, the Convertible Notes Payable in the amount of $925,000 will become SMCG stockholders’ equity. At the time of exercise, SMCG will receive option proceeds totaling $1,009,300 in cash that is not presently shown in this financial statement.

F6

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..................10

F7

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..................11 Sterling Media Fund Managers, L.L.C. Unaudited Interim Balance Sheet as of June 30, 2000
ASSETS
------
      Current Assets
            Cash in bank                                                      $       103,056
            Accounts receivable from related companies                               196,062
                                                                                     -------
                 Total Current Assets                                                299,118
                                                                                     -------
      Non-Current Assets
            Notes Receivable from Related Parties                                     341,060
            Accrued Interest Receivable                                                20,665
            Fixed Assets                                                               20,493
            Media Credits                                                          2,500,000
                                                                                   ---------
                 Total Non-current Assets                                          2,882,218
                                                                                   ---------
      TOTAL ASSETS                                                           $      3,181,336
                                                                          ====================
LIABILITIES and MEMBERS' EQUITY
-----------------------------
      LIABILITIES
      Current Liabilities
            Accounts Payable                                                  $        77,477
            Advances from Related Company                                             100,000
            Accrued Interest Payable                                                   58,315
            Current Portion of Notes Payable                                          200,000
            Convertible Notes Payable                                                900,000
                                                                                     -------
                 Total Current Liabilities                                         1,335,792
                                                                                   ---------
      Long-Term Liabilities
                 Total Long-Term Liabilities                                               0
                                                                                           -
            TOTAL LIABILITIES                                                      1,335,792
                                                                                   ---------
      MEMBERS' EQUITY
            Membership Interests, 135,000 shares authorized;
            113,877 issued and outstanding                                          2,501,000
            Contributed Capital                                                       232,000
            Accumulated Deficit                                                     (887,456)
                                                                                    ---------
            TOTAL MEMBERS EQUITY                                                   1,845,544
                                                                                   ---------
      TOTAL LIABILITIES and MEMBERS' EQUITY                                    $      3,181,336
                                                                          ====================
ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS Sterling Media Fund Managers, L.L.C. Unaudited Interim Statement of Operations for the six months ended June 30, 2000
REVENUES
                                                                         $0
                                                                         --
      TOTAL REVENUES                                                      0
                                                                          -

EXPENSES
         Accrued Officer's Compensation                               96,000
         Interest                                                     50,500
         Professtional Services                                       12,318
         Rent                                                         95,228
         Other General and Administrative                               33,198
         Payroll and Payroll taxes                                      37,056
         Telephone                                                    29,683
         Travel                                                      63,441
                                                                     ------
      TOTAL EXPENSES                                                417,424
                                                                    -------

   LOSS FROM OPERATIONS                                            (417,424)
                                                                   ---------

   OTHER INCOME (EXPENSE)
           Interest Income                                            11,910
      TOTAL OTHER INCOME (EXPENSE)                                   11,910
                                                                     ------

      NET LOSS                                              $      (405,514)
                                                         ====================
ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

F8

THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK Sterling Media Fund Manager, L.L.C. Unaudited Interim Statement of Changes in

Members’ Equity

for the six

months ended June 30, 2000

                                                           Contributed   Accumulated
                                   Shares      Amount        Capital       Deficit        Total
                                   ------      ------        -------       -------        -----

Balance at December 31,  1999      110,000        $1,000      $136,000     ($481,942)    ($344,942)

Shares issued for assets             3,877     2,500,000                                  2,500,000
Net Loss for the Period                                                     (405,514)     (405,514)
Contributed Services                                            96,000                       96,000
                                  ---------  ------------  ------------  ------------- -------------

Balance at June 30,  2000          113,877    $2,501,000      $232,000     ($887,456)    $1,845,544
                                  =========  ============  ============  ============= =============
ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS

THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK

Sterling Media Fund Managers, L.L.C. Unaudited Interim Statement of Cash Flows for the six months ended

June 30, 2000

Cash flows from operating activities:
       Net Profit (Loss)                                                      ($405,514)

Adjustments to reconcile net profit/(loss) to net cash used in operations
     Contributed Services                                                         96,000
     Increase in receivables from related entities                             (191,136)
    Increase in accounts payable and accrued expenses                            123,665
    Increase in accrued interest income                                         (11,856)
                                                                                --------
Net cash used in operations                                                    (388,841)
                                                                        -----------------
Investing Actiivities
   Property and Equipment                                                         (10,959)
                                                                        -----------------
Net cash used in investing activities                                           (10,959)
                                                                        -----------------
Financing Activities
    Proceeds from Notes Issued                                                   500,000
                                                                        -----------------
Net cash provided from Financing Activities                                      500,000
                                                                        -----------------

Net Cash from activities                                                         100,200

Cash balance - beginning of period                                                 2,856
                                                                        -----------------

Cash balance - end of period                                                    $103,056
                                                                        =================
ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS F-10

Sterling Media Fund Managers, L.L.C.

Notes to Unaudited Interim Financial Statements

for the period ended June 30, 2000

NOTE A - Organization

Organization

Sterling Media Fund Managers, L.L.C. (“SMFM” or the “Company”) is an Oklahoma Limited Liability Company. It is the General Partner and 1% owner of Sterling Media Investment Group, L.P., (“SMIG”) an Oklahoma Limited Partnership. SMIG will act as portfolio manager and funding affiliate for Sterling Media Capital Fund I, L.P. (“SMCF I”), an Oklahoma Limited Partnership. SMCF I is an investment fund capitalized with prepaid broadcast and print media advertising time and space (“Media Credits”).

..................14

SMIG will use several techniques to employ the media credits to raise funds to invest in various venture capital opportunities. Such techniques may include the sale of certain of the media credits, or issuance of bonded indebtedness secured by the media credits. SMFM will manage the funds so raised and the pool of media credits invested in SMCF I. SMFM will also direct the investment of capital raised by SMIG into venture capital opportunities. SMFM will receive traditional “placement fees” for this activity. Such placement fees are projected at 5-8% of the venture capital investments in the initial year, and 2% per year thereafter. In addition, SMFM will receive a profit participation in all the profits received by SMIG from these investments and from the disposition of any of the media credits.

NOTE B - Summary of Significant Accounting Policies Fiscal Year ----------- SMFM has adopted the calendar year as its fiscal year.

INTERIM FINANCIAL INFORMATION

In the opinion of management, the accompanying interim financial statements, which have not been audited, reflect all adjustments necessary to present fairly the results for the interim period. All of the accounting adjustments reflected in the accompanying interim financial statements are of a normal recurring nature. These interim financial statements should be read in conjunction with the Company’s annual financial statements.

The accompanying interim financial statements have been prepared on the accrual basis of accounting in accordance with the accounting principles generally accepted in the United States for interim financial information, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets liabilities as of June 30, 2000 and revenues and expenses for the six month period ended June 30, 2000. Actual results may differ from the estimates and assumptions used. The results of operations for the six months ended June 30, 2000, are not necessarily indicative of the results to be expected for the year ended December 31, 2000.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure during the reporting period. Actual results could differ from those estimates.

NOTE C - Accounts and Notes Receivable

Accounts Receivable from Related Companies

SMFM has funded many of the necessary organization and other related costs for certain related companies. There is no collateral for these advances. The advances are non-interest bearing and have no definite repayment term.

Notes Receivable

Members of the Company’s management have provided services to the Company without compensation. The Company has made advances to these individuals in the amount of $ 341,060 at June 30, 2000. The notes provide for interest at 8% annually on the outstanding balance and are due no later than December 31, 2002. There is no collateral for these advances.

NOTE D Media credit trade due bill

In June 2000, SMFM issued 3,877 shares of its membership interests for a media credit trade due bill in the amount of $2,500,000. The media credit trade due bill represents a $2,500,000 undivided portion of a

..................15

        $10,000,000 credit trade due bill issued in favor of an SMCF I limited partner. The amount of the trade due bill is based on the appraised value of the Media Credits. Media Credit assets have been appraised by Satterfield & Perry, Inc., media brokers, appraisers and consultants based on research and a preliminary evaluation provided by JWT Specialized Communications, a division of J. Walter Thompson Advertising Agency.

NOTE E - Notes Payable and Convertible Notes Payable

NOTES PAYABLE

Part of the initial funding for the Company came from the issuance of Company notes. To date, the Company has issued $200,000 in regular notes. These notes carry an interest rate of 10% per year and are due and payable on August 3, 2000. The notes are collateralized by stock held by one of the principals of the Company. It is anticipated that this note will be extinguished from proceeds received from the sale of additional stock as a part of the pending merger and reorganization (see NOTE H - Subsequent Events for a more complete description of these activities.) Interest of $ 16,219 has been accrued through June 30, 2000.

Convertible Notes Payable

The Company borrowed $900,000 under convertible notes payable. These notes accrue interest ranging from 10% to 18%. The notes are due and payable at various times throughout the 2000 and 2001 fiscal years. These notes are collateralized by stock pledged by one of the Company’s principals. These notes contain a conversion feature that allows the note holders to convert their notes into shares of SMFM membership interests. It is expected that the Convertible Note Holders will convert their note positions to equity positions subsequent to the financial statement date. See NOTE H - Subsequent Events, below for a more detailed explanation. Interest of $ 42,096 has been accrued through June 30, 2000. If the Convertible Note Holders exercise their conversion rights, as is expected, $12,279 of this interest amount would no longer be due and payable.

NOTE F - Members’ Equity

The Company has authorized 135,000 shares of membership interests and has 113,877 shares issued and outstanding. The balance of 21,123 shares are held for the conversion of Convertible Note Holders, Option Holders, and other account payable holders. Options have been issued and are outstanding to allow option holders to purchase a total of 10,093 membership interests at an option price of $100.00 per share.

NOTE G - Income Taxes

As a Limited Liability Company, SMFM is treated as partnership for federal and state income tax purposes. As required, all items of income, deductions, credits, etc. are allocated among the members and reported by them, individually, on their tax returns. Therefore, no liability for income taxes has been accrued.

NOTE H - Subsequent Events

On July 7, 2000, SMFM underwent a merger with Electro Kinetic Systems, Inc. ("EKS") resulting in SMFM becoming a wholly owned subsidiary of EKS. Immediately after the merger, EKS changed its name to Sterling Media Capital Group, Inc. ("SMCG"). After the transaction was completed, the former

..................16

members of SMFM owned approximately 91.5% of the equity and voting rights of EKS and the former stockholders of EKS owned the remaining 8.5%. The acquisition will be accounted for as a purchase of EKS by SMFM.

It is anticipated that the shareholders of SMCG will authorize a “reverse-split” to reduce the number of SMCG shares authorized to 17,000,000 shares. After conversion of Convertible Note Holders, Option Holders and others, as discussed below, SMCG will have 17,000,000 shares of common stock issued and outstanding with 15,555,000 of these shares, (91.5%), held by the old shareholders of SMFM and 1,445,000 shares will be held by the old shareholders of EKS.

Current SMFM members will own 13,121,111 shares of SMCG common stock after the exchange and “reverse-split”. It is anticipated that the Convertible Note Holders will exercise their conversion features and receive, in aggregate, 1,155,736 shares of SMCG common stock after the exchange and “reverse-split”. It is anticipated that the Option Holders will exercise their options and receive, in aggregate, 1,162,930 shares of SMCG common stock after the exchange and “reverse-split”. Other account payable holders will receive 115,223 shares of SMCG common in extinguishment of their amounts due.

After the exercise, the Convertible Notes Payable in the amount of $925,000 will become SMCG stockholders’ equity. At the time of exercise, SMCG will receive option proceeds totaling $1,009,300 in cash that is not presently shown in this financial statement.

F-11

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..................17 Sterling Media Fund Managers L.L.C. Unaudited Consolidated Pro-Forma Balance Sheet as of June 30, 2000
                                                                    PRO FORMA                  As
                                                 SMFM, L.L.C.      ADJUSTMENTS              Adjusted
                                                 ------------      -----------          -   --------
ASSETS
------
   Current Assets
    Cash in bank                                       $103,056           $6,182    (1)          $109,238
    Accounts receivable from related companies          196,062                                   196,062
    Subscriptions Receivable                            25,000                 0                  25,000
                                                        -------                                   ------
         Total Current Assets                          324,118            6,182                  330,300
                                                       --------           ------                 -------
   Non-Current Assets
    NotesReceivable from related parties                341,060                                   341,060
    Interest Receivable                                  20,665                                    20,665
    Fixed Assets                                         20,493                                    20,493
    Media Credits                                     2,500,000                                 2,500,000
    Goodwill                                                 0          196,317     (1)          196,317
                                                             --         --------                 -------
         Total Non-current Assets                    2,882,218          196,317                3,078,535
                                                     ----------         --------               ---------
   TOTAL ASSETS                                      $3,206,336         $202,499               $3,408,835
                                                ================  ===============       ==================
LIABILITIES and MEMBERS' EQUITY
-----------------------------
   LIABILITIES
   Current Liabilities
    Accounts Payable                                    $77,477          $11,345    (1)           $88,822
    Advances from Related Company                       100,000                                   100,000
    Accrued Interest Payable                             58,315                                    58,315
    Notes Payable                                       200,000                                   200,000
    Convertible Notes Payable                          925,000           35,000     (1)          960,000
                                                       --------          -------                 -------
         Total Current Liabilities                   1,360,792           46,345                1,407,137
                                                     ----------          -------               ---------
   Long-Term Liabilities
         Total Long-Term Liabilities                         0                0                         0
                                                             --               --
    TOTAL LIABILITIES                                1,360,792           46,345                1,407,137
                                                     ----------          -------               ---------
   MEMBERS' EQUITY
    Membership interests                              2,501,000      (2,501,000)    (2)
    Common Stock                                              0        2,792,111    (2)         2,792,111
    Additional Paid-in-Capital                                0           97,043    (2)            97,043
    Contributed Capital                                 232,000        (232,000)    (2)                 0
    Retained Earnings                                 (887,456)                0                (887,456)
                                                      ---------                                 ---------
    TOTAL SHAREHOLDERS EQUITY                         (655,456)       2,657,154                2,001,698
                                                      ---------       ----------               ---------
   TOTAL LIABILITIES and MEMBERS' EQUITY                 $705,336       $2,703,499               $3,408,835
                                                ================  ===============       ==================
(1) - to record the allocation of purchase price to acquired assets and assumed liabilities with the excess recorded as goodwill. (2) - to remove capital structure for SMFM and record EKS capital ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS 1 17 ..................18 Sterling Media Fund Managers L.L.C. Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2000
                                                                        PRO FORMA           As
                                                  SMFM, L.L.C.         ADJUSTMENTS       Adjusted
                                                  ------------         -----------     - --------

REVENUES
                                                             $0             $0                  $0
                                                             ---            ---                 --
    TOTAL REVENUES                                            0              0                   0
                                                              --             --                  -
EXPENSES
       Accrued Officer's Compensation                     96,000                             96,000
       Interest                                           50,500         44,945    (1)       95,445
       Professtional Services                             12,318                             12,318
       Rent                                               95,228                             95,228
       Payroll and Payroll taxes                            37,056                             37,056
       Telephone                                          29,683                             29,683
       Travel                                             63,441                             63,441
       Other General and Administrative                    33,198         52,016  (2)(1)       85,214
                                                         -------        -------
    TOTAL EXPENSES                                      417,424         96,961             514,385
                                                        --------        -------            -------
   INCOME (LOSS) FROM OPERATIONS                       (417,424)       (96,961)           (514,385)
                                                       ---------       --------           ---------
   OTHER INCOME (EXPENSE)
         Interest Income                                 11,910                             11,910
                                                         -------                            ------
    TOTAL OTHER INCOME (EXPENSE)                         11,910              0              11,910
                                                         -------             --             ------

    NET INCOME (LOSS)                              $   (405,514)    $  (96,961)         $ (502,475)
                                                 ================  =============       =============

   EARNINGS PER SHARE:
    Operations                                         ($0.0052)      ($0.0013)           ($0.0065)

Weighted avg. no. of common shares                    77,362,369     77,362,369          77,362,369
(1) - to consolidate the results of operations of the acquired company. (2) - to record amortization of goodwill. ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS PF-2 THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK 18 ..................19 Sterling Media Fund Managers, L.L.C. Notes to Unaudited Pro Forma Consolidated Statements for the six months ended June 30, 2000 NOTE A - Organization Organization ------------ On July 7, 2000, Electro Kinetic Systems, Inc. ("EKS") acquired 100% of the outstanding stock of Sterling Media Fund Managers, L.L.C. ("SMFM" or the "Company") in exchange for 91.5% of the outstanding stock, common and preferred, of EKS. NOTE B - Summary of Significant Accounting Policies Principles of Consolidation The Pro Forma Consolidated Financial Statements include the accounts of EKS and its wholly owned subsidiaries, Israel Imaging Technologies, Inc., Electronic Textbook Corporation, and Medical Compliance Monitoring, Inc. All material intercom any transactions have been eliminated. NOTE C - Business Combination ----------------------------- On July 7, 2000, the Company purchased 91.5% of the outstanding stock of Electro Kinetic Systems, Inc., ("EKS") a publicly traded (OTC BB) Pennsylvania corporation. The Company acquired EKS through a reverse acquisition giving up 8.5% of its stock to former EKS shareholders. The 91.5% of EKS acquired was valued at approximately $155,000. The acquisition is being accounted for as a purchase with the purchase price paid allocated over the assets acquired and the liabilities assumed. The excess of the purchase price paid over the assets acquired less the liabilities assumed has been recorded as goodwill in the amount of $ 196,317. Due to the limited going concern value of EKS, this goodwill is being amortized over the next five years resulting in a charge to earnings of approximately $40,000 per year. These statements, prepared on an unaudited pro forma basis, combines the Company's balance sheet and results of operations with EKS's balance sheet and results of operations as if EKS had been acquired at the Company's inception. The pro forma results are not necessarily indicative of what would have occurred if the acquisition had been in effect for the periods presented. In addition, they are not intended to be a projection of future results and do not reflect any synergies from combined operations. PF-3 19 EXHIBIT F PENNSYLVANIA STATUTES --------------------------------------------------------------------------------------------------------------------------------------- SUBCHAPTER D. DISSENTERS RIGHTS ss.1571. Application and effect of subchapter (a)......General Rule. Except as otherwise provided in subsection (b), any shareholder of a business corporation shall have the right to dissent from, and to obtain payment of the fair value of his shares in the event of, any corporate action, or to otherwise obtain fair value for his shares, where this part expressly provides that a shareholder shall have the rights and remedies provided in this subchapter. See: ..................Section 1906(c) (relating to dissenters rights upon special treatment). ..................Section 1930 (relating to dissenters rights). ..................Section 1931(d) (relating to dissenters rights in share exchanges). ..................Section 1932(c) (relating to dissenters rights in asset transfers). ..................Section 1952(d) (relating to dissenters rights in division). ..................Section 1962(c) (relating to dissenters rights in conversion). ..................Section 2104(b) (relating to procedure). Section 2324 (relating to corporation option where a restriction on transfer of a security is held invalid). Section 2325(b) (relating to minimum vote requirement). Section 2704(c) (relating to dissenters rights upon election). Section 2705(d) (relating to dissenters rights upon renewal of election). Section 2907(a) (relating to proceedings to terminate breach of qualifying conditions). Section 7104(b)(3) (relating to procedure). (b)......Exceptions. (1) Except as otherwise provided in paragraph (2), the holders of the shares of any class or series of shares that, at the record date fixed to determine the shareholders entitled to notice of and to vote at the meeting at which a plan specified in any of section 1930, 1931(d), 1932(c) or 1952(d) is to be voted on, are either: (i) listed on a national securities exchange; or (ii) held of record by more than 2,000 shareholders; shall not have the right to obtain payment of the fair value of any such shares under this subchapter. ..................(2) Paragraph (1) shall not apply to and dissenters rights shall be available without regard to the exception provided in that paragraph in the case of: (i) Shares converted by a plan if the shares are not converted solely into shares of the acquiring, surviving, new or other corporation or solely into such shares and money in lieu of fractional shares. (ii) Shares of any preferred or special class unless the articles, the plan or the terms of the transaction entitle all shareholders of the class to vote thereon and require for the adoption of the plan or the effectuation of the transaction the affirmative vote of a majority of the votes cast by all shareholders of the class. (iii) Shares entitled to dissenters rights under section 1906(c) (relating to dissenters rights upon special treatment). (3) The shareholders of a corporation that acquires by purchase, lease, exchange or other disposition all or substantially all of the shares, property or assets of another corporation by the issuance of shares, obligations or otherwise, with or without assuming the liabilities of the other corporation and with or without the intervention of another corporation or other person, shall not be entitled to the rights and remedies of dissenting shareholders provided in this subchapter regardless of the fact, if it be the case, that the acquisition was accomplished by the issuance of voting shares of the corporation to be outstanding immediately after the acquisition sufficient to elect a majority or more of the directors of the corporation. (c)......Grant of optional dissenters rights. The bylaws or a resolution of the board of directors may direct that all or a part of the shareholders shall have dissenters rights in connection with any corporate action or other transaction that would otherwise not entitle such shareholders to dissenters rights. (d)......Notice of dissenters rights. Unless otherwise provided by statute, if a proposed corporate action that would give rise to dissenters rights under this subpart is submitted to a vote at a meeting of shareholders, there shall be included in or enclosed with the notice of meeting: (i) a statement of the proposed action and a statement that the shareholders have a right to dissent and obtain payment of the fair value of their shares by complying with the terms of this subchapter; and (ii) a copy of this subchapter. (e)......Other statutes. The procedures of this subchapter shall also be applicable to any transaction described in any statute other than this part that makes reference to this subchapter for the purpose of granting dissenters rights. (f)......Certain provisions of articles ineffective. This subchapter may not be relaxed by any provision of the articles. (g)......Cross references. See sections 1105 (relating to restriction on equitable relief), 1904 (relating to de facto transaction doctrine abolished) and 2512 (relating to dissenters rights procedure). ss.1572. Definitions The following words and phrases when used in this subchapter shall have the meanings given to them in this section unless the context clearly indicates otherwise: ........."Corporation." The issuer of the shares held or owned by the dissenter before the corporate action or the successor by merger, consolidation, division, conversion or otherwise of that issuer. A plan of division may designate which of the resulting corporations is the successor corporation for the purposes of this subchapter. The successor corporation in a division shall have sole responsibility for payments to dissenters and other liabilities under this subchapter except as otherwise provided in the plan of division. ........."Dissenter." A shareholder or beneficial owner who is entitled to and does assert dissenters rights under this subchapter and who has performed every act required up to the time involved for the assertion of those rights. ........."Fair value." The fair value of shares immediately before the effectuation of the corporate action to which the dissenter objects, taking into account al relevant factors, but excluding any appreciation or depreciation in anticipation of the corporate action. ........."Interest." Interest from the effective date of the corporate action until the date of payment at such rate as is fair and equitable under all the circumstances, taking into account all relevant factors, including the average rate currently paid by the corporation on its principal bank loans. ss.1573. Record and beneficial holders and owners (a)......Record holders of shares. A record holder of shares of a business corporation may assert dissenters rights as to fewer than all of the shares registered in his name only if he dissents with respect to all the shares of the same class or series beneficially owned by any one person and discloses the name and address of the person or persons on whose behalf he dissents. In that event, his rights shall be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders. (b)......Beneficial owners of shares. A beneficial owner of shares of a business corporation who is not the record holder may assert dissenters rights with respect to shares held on his behalf and shall be treated as a dissenting shareholder under the terms of this subchapter if he submits to the corporation not later than the time of the assertion of dissenters rights a written consent of the record holder. A beneficial owner may not dissent with respect to some but less than all shares of the same class or series owned by the owner, whether or not the shares so owned by him are registered in his name. ss.1574. Notice of intention to dissent If the proposed corporate action is submitted to a vote at a meeting of shareholders of a business corporation, any person who wishes to dissent and obtain payment of the fair value of his shares must file with the corporation, prior to the vote, a written notice of intention to demand that he be paid the fair value for his shares if the proposed action is effectuated, must effect no change in the beneficial ownership of his shares from the date of such filing continuously through the effective date of the proposed action and must refrain from voting his shares in approval of such action. A dissenter who fails in any respect shall not acquire any right to payment of the fair value of his shares under this subchapter. Neither a proxy nor a vote against the proposed corporate action shall constitute the written notice required by this section. ss.1575. Notice to demand payment (a)......General rule. If the proposed corporate action is approved by the required vote at a meeting of shareholders of a business corporation, the corporation shall mail a further notice to all dissenters who gave due notice of intention to demand payment of the fair value of their shares and who refrained from voting in favor of the proposed action. If the proposed corporate action is to be taken without a vote of shareholders, the corporation shall send to all shareholders who are entitled to dissent and demand payment of the fair value of their shares a notice of the adoption of the plan or other corporate action. In either case, the notice shall: (1) State where and when a demand for payment must be sent and certificates for certificated shares must be deposited in order to obtain payment. (2) Inform holders of uncertificated shares to what extent transfer of shares will be restricted from the time that demand for payment is received. (3) Supply a form for demanding payment that includes a request for certificate of the date on which the shareholder, or the person on whose behalf the shareholder dissents, acquired beneficial ownership of the shares. (4) Be accompanied by a copy of this subchapter. (b)......Time for receipt of demand for payment. The time set for receipt of the demand and deposit of certificated shares shall be not less than 30 days from the mailing of the notice. The basic purpose of this section is to require the corporation to tell all actual or potential dissenters what they must do in order to take advantage of their right to dissent. The requirements of what the notice must contain are spelled out in detain to ensure that the notice serves this basic purpose. In the case of an action that is submitted to a vote of shareholders, the notice must be sent only to those persons who gave notice of their intention to dissent and who refrained from voting in favor of the proposed actions. IN the case of a transaction not involving a vote by shareholders, the notice must be sent to all persons who are eligible to dissent and demand payment. The notice must contain or be accompanied by a form which a person asserting dissenters rights may use to complete the demand for payment. The form must specify the date by which it must be received by the corporation , which date must be at least 30 days after the date of ailing of the notice of how to demand payment. This section contemplates the retention by the corporation of the share certificates (or prohibition of transfer in the case of uncertificated securities) rather than the notation of the claim of dissenters rights provided for in Section 5151 of the prior law. There is no requirement that the procedures mandated by this section be completed before the proposed corporation action can be consummated. It is intended rather that the proposed corporate action may be consummated as soon as it has been approved without the necessity of waiting until the dissenters rights procedures have been completed. Prior to the 1988 BCL, dissenters rights were not available in a context where a meeting of shareholders was not to be held. The provision of subsection (a) relating to dissenters rights in the case of corporate action taken without a vote of shareholders opens the way for the introduction into Pennsylvania law of the short form merger (equivalent to the Delaware certificate of ownership and merger) procedure of 15 Pa.C.S.ss.ss.1924(b)(3) and 1926, and similar changes. The following terms used in this section are defined in 15 Pa.C.S.ss.1103: ........."business corporation" ........."plan" ........."share certificate" ........."shareholder" ........."shares" ........."voting" The following terms used in this section are defined in 15 Pa.C.S.ss.1572: ........."corporation" ........."dissenter" ........."fair value" ss.1576. Failure to comply with notice to demand payment, etc. (a)......Effect of failure of shareholder to act. A shareholder who fails to timely demand payment, or fails (in the case of certificated shares) to timely deposit certificates, as required by a notice pursuant to section 1575 (relating to notice to demand payment) shall not have any right under this subchapter to receive payment of the fair value of his shares. (b)......Restriction on uncertificated shares. If the shares are not represented by certificates, the business corporation may restrict their transfer from the time of receipt of demand for payment until effectuation of the proposed corporate action or the release of restrictions under the terms of section 1577(a)( (relating to failure to effectuate corporate action). (c)......Rights retained by shareholder. The dissenter shall retain all other rights of a shareholder until those rights are modified by effectuation of the proposed corporate action. ss.1577. Release of restrictions or payment for shares (a)......Failure to effectuate corporate action. Within 60 days after the date set for demanding payment and depositing certificates, if the business corporation has not effectuated the proposed corporate action, it shall return any certificates that have been deposited and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment. (b)......Renewal of notice to demand payment. When uncertificated shares have been released from transfer restrictions and deposited certificates have been returned, the corporation may at any later time send a new notice conforming to the requirements of section 1575 (relating to notice to demand payment), with like effect. (c)......Payment of fair value of shares. Promptly after effectuation of the proposed corporate action, or upon timely receipt of demand for payment if the corporate action has already been effectuated, the corporate shall either remit to dissenters who have made demand and (if their shares are certificated) have deposited their certificates the amount that the corporation estimates to be the fair value of the shares, or give written notice that no remittance under this section will be made. The remittance or notice shall be accompanied by: (1) The closing balance sheet and statement of income of the issuer of the shares held or owned by the dissenter for a fiscal year ending not more than 16 months before the date of remittance or notice together with the latest available interim financial statements. (2) A statement of the corporation's estimate of the fair value of the shares. (3) A notice of the right of the dissenter to demand payment or supplemental payment, as the case may be, accompanied by a copy of this subchapter. (d)......Failure to make payment. If the corporation does not remit the amount of its estimate of the fair value of the shares as provided by subsection (c), it shall return any certificates that have been deposited and release uncertificated shares from any transfer restrictions imposed by reasons of the demand for payment. The corporation may make a notation on any such certificate or on the records of the corporation relating to any such uncertificated shares that such demand has been made. If shares with respect to which notation has been so made shall be transferred, each new certificate issued therefore or the records relating to any transferred uncertificated sharers shall bear a similar notation, together with the name of the original dissenting holder or owner of such shares. A transferee of such shares shall not acquire by such transfer any rights in the corporation other than those that the original dissenter had after making demand for payment of their fair value. ss.1578. Estimate by dissenter of fair value of shares (a)......General rule. If the business corporation gives of its estimate of the fair value of the shares, without remitting such amount, or remits payment of its estimate of the fair value of a dissenter's shares as permitted by section 1577(c) (relating to payment of fair value of shares) and the dissenter believes that the amount stated or remitted is less than the fair value of his shares, he may send to the corporation his own estimate of the fair value of the shares, which shall be deemed a demand for payment of the amount or the deficiency. (b)......Effect of failure to file estimate. Where the dissenter does not file his own estimate under subsection (a) within 30 days after the mailing by the corporation of its remittance or notice, the dissenter shall be entitled to no more than the amount stated in the notice or remitted to him by the corporation. ss.1579. Valuation proceedings generally (a)......General rule. Within 60 days after the latest of: (1) effectuation of the proposed corporation action; (2) timely receipt of any demands for payment under section 1575 (relating to notice to demand payment); or (3) timely receipt of any estimates pursuant to section 1578 (relating to estimate by dissenter of fair value of shares); if any demands for payment remain unsettled, the business corporation may file in court an application for relief requesting that the fair value of the shares be determined by the court. (b)......Mandatory joinder of dissenters. All dissenters, wherever residing, whose demands have not been settled shall be made parties to the proceeding as in an action against their shares. A copy of the application shall be served on each such dissenter. If a dissenter is a nonresident, the copy may be served on him in the manner provided or prescribed by or pursuant to 42 Pa.C.S. Ch. 53 (relating to bases or jurisdiction and interstate and international procedure).1 (c)......Jurisdiction of the court. The jurisdiction of the court shall be plenary and exclusive. The court may appoint an appraiser to receive evidence and recommend a decision on the issue of fair value. The appraiser shall have such power and authority as may be specified in the order of appointment or in any amendment thereof. (d)......Measure of recovery. Each dissenter who is made a party shall be entitled to recover the amount by which the fair value of his shares is found to exceed the amount, if any, previously remitted, plus interest. (e)......Effect of corporation's failure to file application. If the corporation fails to file an application as provided in subsection (a), any dissenter who made a demand and who has not already settled his claim against the corporation may do so in the name of the corporation at any time without 30 days after the expiration of the 60-day period. If a dissenter does not file an application with the 30-day period, each dissenter entitled to file an application shall be paid the corporation's estimate of the fair value of the shares and no more, and may bring an action to recover any amount not previously remitted. ss.1580. Costs and expenses of valuation proceedings (a)......General rule. The costs and expenses of any proceeding under section 1579 (relating to valuation proceedings generally), including the reasonable compensation and expenses of the appraiser appointed by the court, shall be determined by the court and assessed against the business corporation except that nay part of the costs and expenses may be apportioned and assessed as the court deems appropriate against all or same of the dissenters who are parties and whose action in demanding supplemental payment under section 1578 (relating to estimate by dissenter of fair value of shares) the court finds to be dilatory, obdurate, arbitrary, vexatious or in bad faith. (b)......Assessment of counsel fees and expert fees where lack of good faith appears. Fees and expenses of counsel and of experts for the respective parties may be assessed as the court deems appropriate against the corporation and in favor of any or all dissenters if the corporation failed to comply substantially with the requirements of this subchapter and may be assessed against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted in bad faith or in a dilatory, obdurate, arbitrary or vexatious manner in respect to the rights provided by this subchapter. (c)......Award of fees for benefits to other dissenters. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and should not be assessed against the corporation, it may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited. -------- 1 42 Pa.C.S.A.ss.5301 et seq.